Exhibit 10.3

SEVENTH AMENDED AND RESTATED MASTER LEASE AND ACCESS AGREEMENT

Effective as of March 14, 2022

TABLE OF CONTENTS

ARTICLE 1 DEFINITIONS AND INTERPRETATIONS		1

1.1	Definitions	1
1.2	Interpretation	1
1.3	Independent Obligations	2
1.4	Prior Leases	2

ARTICLE 2 DEMISE OF APPLICABLE PREMISES AND TERM		2

2.1	Demise of Applicable Premises and Applicable Term	2
2.2	Access	2
2.3	Rent	3
2.4	Place of Payment	3
2.5	Net Lease	3

ARTICLE 3 CONDUCT OF BUSINESS		3

3.1	Use of Applicable Premises	3
3.2	Waste	4
3.3	Governmental Regulations	4
3.4	Permits	4
3.5	Utilities	7
3.6	Tank Inspection and Repairs	7
3.7	Tank Inspection and Maintenance Plan	7
3.8	Notice of Planned Shutdown	7
3.9	Tulsa West Crude Tank Assets	7

ARTICLE 4 ALTERATIONS, ADDITIONS AND IMPROVEMENTS		8

4.1	Additional Improvements	8
4.2	Quality; Compliance with Applicable Laws	9
4.3	Ownership	9
4.4	No Liens	9

ARTICLE 5 MAINTENANCE OF APPLICABLE PREMISES		9

5.1	Maintenance by Relevant Asset Owner	9
5.2	Operation	10
5.3	Surrender of Applicable Premises	10
5.4	Release of Hazardous Substances	10

ARTICLE 6 TAXES, ASSESSMENTS		10

6.1	Relevant Asset Owner’s Obligation to Pay	10
6.2	Manner of Payment	10

ARTICLE 7 EMINENT DOMAIN; CASUALTY; INSURANCE		11

7.1	Total Condemnation of Applicable Premises	11
7.2	Partial Condemnation	11
7.3	Damages and Right to Additional Property	11
7.4	Insurance	12

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ARTICLE 8 ASSIGNMENT AND SUBLETTING		12

8.1	Assignment and Subletting	12
8.2	Release of Assigning Party	13

ARTICLE 9 DEFAULTS; REMEDIES; TERMINATION		13

9.1	Default	13
9.2	Related Refinery Owner’s Remedies	13
9.3	Relevant Asset Owner’s Remedies	14

ARTICLE 10 LIABILITY AND INDEMNIFICATION		15

10.1	Limitation of Liability; Indemnity	15
10.2	Survival	15

ARTICLE 11 OPTION		15

11.1	Applicability of Option	15
11.2	Grant of Option	15
11.3	Determination of Fair Market Value	15
11.4	Cooperation	15
11.5	Survival	16

ARTICLE 12 GENERAL PROVISIONS		16

12.1	Estoppel Certificates	16
12.2	Notices	16
12.3	Severability	16
12.4	Time of Essence	16
12.5	Captions	16
12.6	Entire Agreement	17
12.7	Waivers	17
12.8	Incorporation by Reference	17
12.9	Binding Effect	17
12.10	Amendment	17
12.11	No Partnership	17
12.12	No Third Party Beneficiaries	17
12.13	Governing Law	17
12.14	Cooperation	17
12.15	Further Assurances	17
12.16	Waiver of the Related Refinery Owner’s Lien	18
12.17	Recording	18
12.18	Warranty of Peaceful Possession	18
12.19	Survival	18
12.20	AS IS, WHERE IS	18
12.21	Relocation of Pipelines; Amendment	18
12.22	Counterparts	19
12.23	Joinder by Affiliates of Parties	19

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EXHIBITS

Exhibit A – Parties

Exhibit B – Master Lease and Access Agreement Amendments

Exhibit C - Definitions

Exhibit D – Interpretation

Applicable Assets:

Exhibit E –	Applicable Term and Applicable Assets
Exhibit E-1 –	Applicable Assets: El Dorado Refinery Complex (for El Dorado Logistics)
Exhibit E-2 –	Applicable Assets: Cheyenne Refinery Complex
Exhibit E-3 –	Applicable Assets: Tulsa Refinery Complex
Exhibit E-4 –	Applicable Assets: Woods Cross Refinery Complex (excluding Woods Cross Pipeline Pad)
Exhibit E-5 –	Applicable Assets: Woods Cross Pipeline Pad
Exhibit E-6 –	Applicable Assets: Navajo Refinery Complex (excluding the Truck Rack, the Artesia Blending Station, the Artesia Pump and Receiving Stations and the LACT Units)
Exhibit E-7 –	Applicable Assets: Artesia Pump and Receiving Stations
Exhibit E-8 –	Applicable Assets: El Dorado Refinery Complex (for El Dorado Operating)
Exhibit E-9 –	Applicable Assets: Woods Cross Refinery Complex (for Woods Cross Operating)
Exhibit E-10 –	Applicable Assets: Navajo Refinery Complex (LACT Units)
Exhibit E-11 –	Applicable Assets: Casper Refinery Complex
Exhibit E-12 –	Applicable Assets: Sinclair Refinery Complex

Legal Descriptions:

Exhibit F –	Description of Applicable Premises
Exhibit F-1 –	Legal Description for El Dorado Refinery Complex (for El Dorado Logistics)
Exhibit F-2 –	Legal Description for Cheyenne Refinery Complex
Exhibit F-3 –	Legal Description for Tulsa Refinery Complex
Exhibit F-4 –	Legal Description for Woods Cross Refinery Complex (excluding Woods Cross Pipeline Pad)
Exhibit F-5 –	Legal Description for Woods Cross Pipeline Pad
Exhibit F-6 –	Legal Description for Navajo Refinery Complex (excluding the Truck Rack, the Artesia Blending Station, the Artesia Pump and Receiving Stations and the LACT Units)
Exhibit F-7 –	Legal Description for Artesia Pump and Receiving Stations
Exhibit F-8 -	Legal Description for El Dorado Refinery Complex (for El Dorado Operating)
Exhibit F-9 –	Legal Description for Woods Cross Refinery Complex (for Woods Cross Operating)
Exhibit F-10 –	Legal Description for Navajo Refinery Complex (LACT Units)
Exhibit F-11 –	Legal Description for Casper Refinery Complex
Exhibit F-12 –	Legal Description for Sinclair Refinery Complex

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SEVENTH AMENDED AND RESTATED MASTER LEASE AND ACCESS AGREEMENT

This Seventh Amended and Restated Master Lease and Access Agreement (this “Lease”) is entered into on March 14, 2022 (the “Effective Date”) and effective as of 12:01 a.m. Central Time on the Effective Date (the “Effective Time”) by and between the Parties set forth on Exhibit A.

RECITALS:

A. Pursuant to certain transactions, each Relevant Asset Owner (other than STC) acquired its Applicable Assets located at the Refinery Complex from the Related Refinery Owner.

B. In connection with each such acquisition, each Related Refinery Owner and Relevant Asset Owner (except El Dorado Operating and Woods Cross Operating) entered into a Prior Lease pursuant to which the Related Refinery Owner leased to the Relevant Asset Owner real property at the Related Refinery Owner’s Refinery Complex on which all or a part of the Applicable Assets are located.

C. The Parties concurrently entered into an amended Master Site Services Agreement pursuant to which each Related Refinery Owner has agreed to provide certain services to the Relevant Asset Owner in connection with the Applicable Assets located at each Refinery Complex.

D. Each Related Refinery Owner (except Sinclair Refining and Casper Refining) and each Relevant Asset Owner (except El Dorado Operating, Woods Cross Operating and STC) entered into the Original Master Lease and Access Agreement which amended and restated in its entirety their respective Prior Leases (other than the Tulsa License), if any, from and after January 1, 2015, all in accordance with the terms and conditions set forth in the Original Master Lease and Access Agreement.

E. The Original Master Lease and Access Agreement has been further amended and restated as set forth on Exhibit B, resulting in the Sixth Amended and Restated Master Lease and Access Agreement identified on Exhibit B.

F. The Parties now desire to amend and restate the Sixth Amended and Restated Master Lease and Access Agreement, as so amended, in its entirety in accordance with the terms and conditions set forth herein to add STC as a Relevant Asset Owner and Sinclair Refining and Casper Refining each as a Related Refinery Owner.

NOW, THEREFORE, for and in consideration of the Applicable Premises and the covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby amend and restate the Sixth Amended and Restated Master Lease and Access Agreement, as amended, in its entirety as follows:

ARTICLE 1

DEFINITIONS AND INTERPRETATIONS

1.1 Definitions. Capitalized terms used throughout this Lease and not otherwise defined herein has the meanings set forth on Exhibit C.

1.2 Interpretation. Matters relating to the interpretation of this Agreement are set forth on Exhibit D.

1.3 Independent Obligations. The Parties hereby acknowledge and agree that (a) the obligations of each Relevant Asset Owner and each Related Refinery Owner are independent of any obligation of any other Relevant Asset Owner and Related Refinery Owner, respectively, (b) the Parties shall look solely to their counterparty (as identified on Exhibit A) for fulfillment of their respective obligations under this Agreement; and (c) no Relevant Asset Owner or Related Refinery Owner shall be obligated to fulfill any of the obligations of any other Relevant Asset Owner or Related Refinery Owner, respectively, and shall have no liability for such obligations.

1.4 Prior Leases. The Original Master Lease and Access Agreement, and each subsequent amendment identified on Exhibit B, amended and restated each Prior Lease (other than the Tulsa License) in its entirety from and after January 1, 2015 through the “Effective Time” identified in the documents identified on Exhibit B. It is the Parties’ intent that the terms and provisions of this Lease shall be effective and govern from and after the Effective Time hereof. Any matter first arising prior to January 1, 2015 (or, solely with respect to the Tulsa Rail and Truck Racks, January 1, 2021) shall be governed by the respective Prior Lease related thereto, if any.

ARTICLE 2

DEMISE OF APPLICABLE PREMISES AND TERM

2.1 Demise of Applicable Premises and Applicable Term.

2.1.1 Demise of Applicable Premises. In consideration of the rents, covenants, and agreements set forth herein and subject to the terms and conditions hereof, each Related Refinery Owner hereby leases to the Relevant Asset Owner and each Relevant Asset Owner hereby leases from the Related Refinery Owner, the Applicable Premises for the Applicable Term; provided, however, the Relevant Asset Owner may terminate this Lease (with respect to itself only) at the end of the Applicable Term or by delivering written notice to the Related Refinery Owner, on or before 180 days prior to the end of the Applicable Term, that the Relevant Asset Owner has elected to terminate this Lease (with respect to itself only).

2.1.2 Early Termination by the Relevant Asset Owner. At the Relevant Asset Owner’s option, such Relevant Asset Owner may terminate this Lease (with respect to itself only), by providing written notice to the Related Refinery Owner on or before 180 days prior to the desired termination date if the Relevant Asset Owner ceases to operate the Applicable Assets at the Applicable Premises or ceases its business operations. In the event of such termination pursuant to this Section 2.1.2, such Related Refinery Owner shall retain the remaining Rent for the then current 12-month rental period as set forth in Section 2.3 as its sole and exclusive remedy for such early termination and shall refund to the Relevant Asset Owner any Rent relating to any period after such 12-month period.

2.2 Access.

2.2.1 Access. Each Related Refinery Owner hereby grants to the Relevant Asset Owner and its Affiliates, agents, employees and contractors (collectively, the “Relevant Asset Owner Parties”) free of charge, non-exclusive right of access to and use of those portions of such Related Refinery Owner’s Refinery Complex that are reasonably necessary for access to and/or the operation of the Applicable Assets by the Relevant Asset Owner as a stand-alone enterprise (the “Shared Access Facilities”), all so long as such access and use by any of the Relevant Asset Owner Parties does not unreasonably interfere in any material respect with the Related Refinery Owner’s operations at the Refinery Complex and complies with the Related Refinery Owner’s rules, norms and procedures governing safety and security at the Refinery Complex. For the avoidance of doubt, with respect to the Applicable Premises at the Tulsa Refinery Complex, the access rights granted to HEP Tulsa pursuant to this Section 2.2.1 shall include a non-exclusive rail line license to use the rail lines owned by HollyFrontier Tulsa situated on the Applicable Premises at the Tulsa Refinery Complex to the extent necessary for access to and/or the operation of the Tulsa Rail and Truck Racks, which license shall be subject to all of the terms and conditions of this Lease, including this Section 2.2. The provisions of this Section 2.2.1 relate only to access and use of the Shared Access Facilities, and the Master Site Services Agreement shall cover all services that are to be provided by the Related Refinery Owner under the terms of the Master Site Services Agreement.

2.2.2 Retained Rights. Each Related Refinery Owner hereby retains for itself and its Affiliates, agents, employees and contractors (collectively, the “Related Refinery Owner’s Parties”), the right of access to the Applicable Premises and the Applicable Assets located at the Refinery Complex of such Related Refinery Owner:

(a) to determine whether the conditions and covenants contained in this Lease are being kept and performed,

(b) to comply with Environmental Laws, and

(c) to inspect, maintain, repair, improve and operate the Service Assets and the Shared Access Facilities and any assets of such Related Refinery Owner located on such Applicable Premises or to install or construct any structures or equipment necessary for the maintenance, operation or improvement of any such assets or the installation, construction or maintenance of any Connection Facilities, in each case, so long as such access by the Related Refinery Owner’s Parties does not unreasonably interfere in any material respect with the Relevant Asset Owner’s operations on the Applicable Premises and complies with such Relevant Asset Owner’s rules, norms and procedures governing safety and security at the Applicable Premises.

2.3 Rent. As rental for the Applicable Premises during the Applicable Term, each Relevant Asset Owner agrees to pay to the applicable Related Refinery Owner for each 12-month period of the Applicable Term One Hundred and 00/100 Dollars ($100.00) (the “Rent”) on or before the 1st day of each 12-month period, the first such payment being due within 30 days of the Commencement Date of the Applicable Term.

2.4 Place of Payment. All Rent and other fees due and payable to the Related Refinery Owner hereunder shall be payable at the Related Refinery Owner’s address set forth the Omnibus Agreement.

2.5 Net Lease. Except as otherwise expressly provided herein and in the Ancillary Agreements, this is a net lease and the Related Refinery Owner shall not at any time be required to pay any costs associated with the maintenance, repair, alteration or improvement of the Applicable Premises or to provide any services or do any act or thing with respect to the Applicable Premises or any part thereof or any appurtenances thereto. The Rent reserved herein shall be paid without any claim on the part of the Relevant Asset Owner for diminution, setoff or abatement and nothing shall suspend, abate or reduce any Rent to be paid hereunder, except as expressly provided herein.

ARTICLE 3

CONDUCT OF BUSINESS

3.1 Use of Applicable Premises. Each Relevant Asset Owner shall have the right to use the Applicable Premises:

(a) for the purpose of owning, operating, maintaining, repairing, replacing, improving, and expanding the Applicable Assets and the Additional Improvements as permitted herein, and

(b) for any other lawful purpose associated with the operation and ownership of the Applicable Assets and the Additional Improvements.

3.2 Waste. Subject to the obligations of the Related Refinery Owner under the Ancillary Agreements, the Relevant Asset Owner shall not commit, or suffer to be committed, any waste to the Applicable Premises, ordinary wear and tear or casualty excepted.

3.3 Governmental Regulations.

3.3.1 Compliance with Governmental Requirements. Subject to the obligations of the Related Refinery Owner to the Relevant Asset Owner under this Lease and the Ancillary Agreements including the indemnity provisions contained in the Omnibus Agreement, the Relevant Asset Owner shall, at the Relevant Asset Owner’s sole cost and expense, at all times:

(a) comply with all applicable requirements (including requirements under Environmental Laws) of all Governmental Authorities now in force, or which may hereafter be in force, pertaining to the Applicable Premises, and

(b) faithfully observe all Applicable Laws now in force or which may hereafter be in force pertaining to the Applicable Premises or the use, maintenance or operation thereof.

3.3.2 Notices. Each Relevant Asset Owner shall give prompt written notice to the Related Refinery Owner of such Relevant Asset Owner’s receipt from time to time of any notice of non-compliance, order or other directive from any court or other Governmental Authority under Applicable Laws, including Environmental Laws, relating to the Applicable Premises.

3.3.3 Right to Remedy. If a Related Refinery Owner reasonably believes at any time that a Relevant Asset Owner is not complying with all Applicable Laws (including requirements under Environmental Laws) with respect to the Applicable Assets and Additional Improvements, it will provide reasonable notice to the Relevant Asset Owner of such condition. If such Relevant Asset Owner fails to take appropriate action to cause such assets to comply with Applicable Laws or take other actions required under Applicable Laws within 30 days of the Related Refinery Owner’s reasonable notice, the Related Refinery Owner may, without further notice to such Relevant Asset Owner, take such actions for such Relevant Asset Owner’s account. Within 30 days following the date the Related Refinery Owner delivers to such Relevant Asset Owner evidence of payment for those actions by the Related Refinery Owner reasonably necessary to cause the Applicable Assets and Additional Improvements to achieve compliance with Applicable Laws because of such Relevant Asset Owner’s failure to do so, the Relevant Asset Owner shall reimburse the Related Refinery Owner all amounts paid by the Related Refinery Owner on such Relevant Asset Owner’s behalf.

3.4 Permits.

3.4.1 Environmental Permits. Notwithstanding the Relevant Asset Owner’s obligation to maintain and operate the Applicable Assets and Additional Improvements and comply with Applicable Laws, the Related Refinery Owner and the Relevant Asset Owner acknowledge that the Related Refinery Owner may, as required by any applicable Governmental Authorities, maintain Environmental Permits under the federal Clean Air Act or similar state statutes in its name. Consequently and also for the ease of administration, the Related Refinery Owner may maintain in its name such air quality Environmental Permits and other authorizations applicable to all, or part of, the Applicable Assets and Additional Improvements and may be responsible for making any reports or other notifications to Governmental Authorities pursuant to such Permits or Applicable Laws; provided that upon the Related Refinery Owner’s written request the Relevant Asset Owner shall apply for, use commercially reasonable efforts to obtain and, if obtained, maintain any such Environmental Permits in its name, at such Relevant Asset Owner’s sole cost and expense. Except as provided in the preceding sentence, nothing in this Lease shall reduce the Relevant Asset Owner’s obligations under Applicable Laws with respect to the Applicable Assets and Additional Improvements.

3.4.2 Violation of Environmental Permits. If the Related Refinery Owner or one of such Related Refinery Owner’s Affiliates receives a notice of violation or enforcement action from a Governmental Agency, including the U.S. Environmental Protection Agency or a similar state agency alleging non-compliance with such Environmental Permits, and such non-compliance relates to the Applicable Assets, then the Relevant Asset Owner (and not the Related Refinery Owner or its Affiliates), will be responsible for promptly responding to any such notice of violation or enforcement action. The Related Refinery Owner shall have the right, but not the duty, to be fully informed and to participate in the prosecution and/or settlement of any notice of violation or enforcement action relating to such Applicable Assets.

3.4.3 Cheyenne RCRA Permit. HollyFrontier Cheyenne will retain responsibility for complying with the terms of the Cheyenne RCRA Permit, including all obligations that apply or relate to the Applicable Assets located at the Cheyenne Refinery Complex. Cheyenne Logistics will and will cause its Affiliates to cooperate with and support HollyFrontier Cheyenne and its Affiliates (including CRDC) in satisfying any applicable compliance and reporting obligations under the Cheyenne RCRA Permit or Environmental Permits as they relate to the Cheyenne Assets and does hereby authorize HollyFrontier Cheyenne to submit all reports, certifications and other compliance related submissions on its behalf in satisfaction of such compliance and reporting obligations. Cheyenne Logistics confirms that it has received a copy of the Cheyenne RCRA Permit. If, as a result of future circumstances or construction, it becomes necessary for HollyFrontier Cheyenne or Cheyenne Logistics (or their respective Affiliates) to obtain additional Environmental Permit(s) that relate to assets that will be located at the Cheyenne Refinery Complex but owned by Cheyenne Logistics or its Affiliates, such Environmental Permit(s) shall be held by or in the name of HollyFrontier Cheyenne or its Affiliates and shall be subject to the provisions of this Section 3.4.3 to the same extent as if the assets to which such Environmental Permit(s) relate were originally included in the Applicable Assets at the Cheyenne Refinery Complex.

3.4.4 El Dorado RCRA Order. HollyFrontier El Dorado will retain responsibility for complying with the terms of the El Dorado RCRA Order, including all obligations that apply or relate to the El Dorado Assets. El Dorado Logistics will and will cause its Affiliates to cooperate with and support HollyFrontier El Dorado and its Affiliates in satisfying any applicable compliance and reporting obligations under the El Dorado RCRA Order or other Environmental Permits as they relate to the Applicable Assets located at the El Dorado Refinery Complex and does hereby authorize HollyFrontier El Dorado to submit all reports, certifications and other compliance related submissions on its behalf in satisfaction of such compliance and reporting obligations. El Dorado Logistics confirms that it has received a copy of the El Dorado RCRA Order. If, as a result of future circumstances or construction, it becomes necessary for HollyFrontier El Dorado or El Dorado Logistics (or their Affiliates) to obtain additional Environmental Permit(s) that relate to assets that will be located at the El Dorado Refinery Complex but owned by El Dorado Logistics or its Affiliates, such Environmental Permit(s) shall be held by or in the name of HollyFrontier El Dorado or its Affiliates and shall be subject to the provisions of this Section 3.4.4 to the same extent as if the assets to which such Environmental Permit(s) relate were originally included in the Applicable Assets at the El Dorado Refinery Complex.

3.4.5 Tulsa RCRA Permits. HollyFrontier Tulsa will retain responsibility for complying with the terms of the Tulsa RCRA Permits, including all obligations that apply or relate to the Applicable Assets located at the Tulsa Refinery Complex. HEP Tulsa will and will cause its Affiliates to cooperate with and support HollyFrontier Tulsa and its Affiliates in satisfying any applicable compliance and reporting obligations under the Tulsa RCRA Permits and other Environmental Permits as they relate to the Applicable Assets at the Tulsa Refinery Complex and does hereby authorize HollyFrontier Tulsa to submit all reports, certifications and other compliance related submissions on its behalf in satisfaction of such compliance and reporting obligations. HEP Tulsa confirms that it has received copies of the Tulsa RCRA Permits. If, as a result of future circumstances or construction, it becomes necessary for HollyFrontier Tulsa or HEP Tulsa (or their respective Affiliates) to obtain additional Environmental Permit(s) that relate to assets that will be located at the Tulsa Refinery Complex but owned by HEP Tulsa or its Affiliates, such Environmental Permit(s) shall be held by or in the name of HollyFrontier Tulsa or its Affiliates and shall be subject to the provisions of this Section 3.4.5 to the same extent as if the assets to which such Environmental Permit(s) relate were originally included in the Applicable Assets at the Tulsa Refinery Complex.

3.4.6 Navajo RCRA Permit. HollyFrontier Navajo will retain responsibility for complying with the terms of the Navajo RCRA Permit, including all obligations that apply or relate to the Applicable Assets located at the Navajo Refinery Complex. HEP Pipeline will and will cause its Affiliates to cooperate with and support HollyFrontier Navajo and its Affiliates in satisfying any applicable compliance and reporting obligations under the Navajo RCRA Permit and other Environmental Permits as they relate to the Applicable Assets located at the Navajo Refinery Complex and does hereby authorize HollyFrontier Navajo to submit all reports, certifications and other compliance related submissions on its behalf in satisfaction of such compliance and reporting obligations. HEP Pipeline confirms that it has received a copy of the Navajo RCRA Permit. If, as a result of future circumstances or construction, it becomes necessary for HollyFrontier Navajo or HEP Pipeline (or their respective Affiliates) to obtain additional Environmental Permit(s) that relate to assets that will be located at the Navajo Refinery Complex but owned by HEP Pipeline or its Affiliates, such Environmental Permit(s) shall be held by or in the name of HollyFrontier Navajo or its Affiliates and shall be subject to the provisions of this Section 3.4.6 to the same extent as if the assets to which such Environmental Permit(s) relate were originally included in the Applicable Assets at the Navajo Refinery Complex.

3.4.7 Casper RCRA Permit. Casper Refining will retain responsibility for complying with the terms of the Casper RCRA Permit, including all obligations that apply or relate to the Applicable Assets located at the Casper Refinery Complex. STC will and will cause its Affiliates to cooperate with and support Casper Refining and its Affiliates in satisfying any applicable compliance and reporting obligations under the Casper RCRA Permit and other Environmental Permits as they relate to the Applicable Assets located at the Casper Refinery Complex and does hereby authorize Casper Refining to submit all reports, certifications and other compliance related submissions on its behalf in satisfaction of such compliance and reporting obligations. STC confirms that it has received a copy of the Casper RCRA Permit.

3.4.8 Sinclair RCRA Permit. Sinclair Refining will retain responsibility for complying with the terms of the Sinclair RCRA Permit, including all obligations that apply or relate to the Applicable Assets located at the Sinclair Refinery Complex. STC will and will cause its Affiliates to cooperate with and support Sinclair Refining and its Affiliates in satisfying any applicable compliance and reporting obligations under the Sinclair RCRA Permit and other Environmental Permits as they relate to the Applicable Assets located at the Sinclair Refinery Complex and does hereby authorize Sinclair Refining to submit all reports, certifications and other compliance related submissions on its behalf in satisfaction of such compliance and reporting obligations. STC confirms that it has received a copy of the Sinclair RCRA Permit.

3.4.9 Indemnification. The Parties acknowledge that any costs, penalties, fines or losses associated with responses to any notices of violation from the Environmental Protection Agency or a state agency under any such Environmental Permits (including the Cheyenne RCRA Permit, the El Dorado RCRA Order, the Tulsa RCRA Permits, the Navajo RCRA Permit, the Casper RCRA Permit and the Sinclair RCRA Permit) may be the subject of indemnification under the Omnibus Agreement, and nothing in this Section 3.4.7 shall be deemed to change, amend or expand the Parties’ obligations under such Omnibus Agreement provisions (other than with regard to the obligation to respond to such notice of violation or enforcement).

3.5 Utilities. The Related Refinery Owner may, at its election, provide any utilities (electricity, natural gas, water, steam, etc.) necessary for the Relevant Asset Owner’s operation of the Applicable Assets in accordance with the provisions of the Master Site Services Agreement. Any other necessary utilities shall be provided by and at the sole expense of the Relevant Asset Owner

3.6 Tank Inspection and Repairs. Each Related Refinery Owner will reimburse the Relevant Asset Owner for the cost of performing the first API 653 inspection on each of the tanks included in the Applicable Assets (other than the tanks included in the Malaga Pipeline System) and any repairs or tests or consequential remediation that may be required to be made to such tanks as a result of any discovery made during such inspection; provided, however, that if a tank is two (2) years old or less or has been inspected and repaired during the last twelve months prior to the applicable Commencement Date, then the Relevant Asset Owner will bear the cost of any API 653 inspection and any required repair, testing or consequential remediation of such tank. In addition, the Relevant Asset Owner will be responsible for the costs of painting any tanks included in the Applicable Assets that require it.

3.7 Tank Inspection and Maintenance Plan. On an annual basis, the Relevant Asset Owner shall prepare and submit to the Related Refinery Owner a tank inspection and maintenance plan (which shall include an inspection plan, a cleaning plan, a decommissioning plan (if applicable), a waste disposal plan, details regarding scheduling, responsibility for permits and a budget) for the tankage included in the Applicable Assets (each, an “Annual Plan”). Each Relevant Asset Owner will use commercially reasonable efforts to submit its Annual Plan at least 30 days prior to the beginning of the calendar year covered by the Annual Plan. If the Related Refinery Owner consents to the submitted plan (which consent shall not be unreasonably withheld, conditioned or delayed), then the Relevant Asset Owner shall conduct tank maintenance in conformity with such approved Annual Plan (other than any deviations or changes from such plan to which the Related Refinery Owner consents (which consent shall not be unreasonably withheld, conditioned or delayed)). The Relevant Asset Owner will consider in good faith any comments or suggestions from the Related Refinery Owner to the Annual Plan or any deviations or changes to such Annual Plan as the Relevant Asset Owner shall request. Each Relevant Asset Owner will use its commercially reasonable efforts to schedule the activities under such Annual Plan to minimize disruptions to the operations of the Related Refinery Owner at the Refinery Complex.

3.8 Notice of Planned Shutdown. Each Related Refinery Owner shall deliver to the Relevant Asset Owner at least six months advance written notice of any planned shut down or reconfiguration (excluding planned maintenance turnarounds) of the Refinery Complex or any portion of the Refinery Complex of which the Related Refinery Owner has advance notice that would reduce the output of the Refinery Complex. Each Related Refinery Owner will use its commercially reasonable efforts to mitigate any reduction in revenues or throughput obligations under the Master Throughput Agreement or Master Tolling Agreements, as applicable, that would result from such a shut down or reconfiguration.

3.9 Tulsa West Crude Tank Assets.

(a) HollyFrontier Tulsa hereby represents and warrants to HEP Tulsa that as of March 31, 2016, to HollyFrontier Tulsa’s knowledge, the Tulsa West Crude Tank Assets are in good operating condition and repair (normal wear and tear excepted), are free from material defects (patent and latent), are suitable for the purposes for which they are currently used, and are not in need of material maintenance or repair except for ordinary routine maintenance and repair. For the purposes of this Section 3.9(a), the phrase “to HollyFrontier Tulsa’s knowledge” means actual knowledge after reasonable inquiry of James M. Stump.

(b) HEP Tulsa acknowledges and agrees that HEP Tulsa’s sole and exclusive remedy with respect to any breach of the representation and warranty set forth in Section 3.9(a) shall be the indemnity provided for in Section 3.2(a)(vi)(F) of the Omnibus Agreement.

(c) EXCEPT FOR THE REPRESENTATION AND WARRANTY SET FORTH IN SECTION 3.9(a), HOLLYFRONTIER TULSA AND HEP TULSA ACKNOWLEDGE AND AGREE THAT NEITHER OF THEM HAS MADE, DOES MAKE, AND THEY SPECIFICALLY NEGATE AND DISCLAIM, ANY REPRESENTATION, WARRANTY, PROMISE, COVENANT, AGREEMENT OR GUARANTY OF ANY KIND OR CHARACTER WHATSOEVER, WHETHER EXPRESS, IMPLIED OR STATUTORY, ORAL OR WRITTEN, PAST OR PRESENT, REGARDING (I) THE VALUE, NATURE, QUALITY OR CONDITION OF THE TULSA WEST CRUDE TANK ASSETS, INCLUDING, WITHOUT LIMITATION, THE ENVIRONMENTAL CONDITION OF THE TULSA WEST CRUDE TANK ASSETS GENERALLY, INCLUDING THE PRESENCE OF LACK OF HAZARDOUS SUBSTANCES OR OTHER MATTERS IN THE TULSA WEST CRUDE TANK ASSETS AND THE LAND ON WHICH THE TULSA WEST CRUDE TANK ASSETS ARE SITUATED, (II) THE INCOME TO BE DERIVED FROM THE TULSA WEST CRUDE TANK ASSETS, (III) THE SUITABILITY OF THE TULSA WEST CRUDE TANK ASSETS FOR ANY AND ALL ACTIVITIES AND USES THAT MAY BE CONDUCTED THEREON, (IV) THE COMPLIANCE OF OR BY THE ASSETS OR THEIR OPERATION WITH ANY APPLICABLE LAWS (INCLUDING WITHOUT LIMITATION ANY ZONING, ENVIRONMENTAL PROTECTION, POLLUTION OR LAND USE LAWS, RULES, REGULATIONS, ORDERS OR REQUIREMENTS), OR (V) THE MERCHANTABILITY, MARKETABILITY, PROFITABILITY OR FITNESS FOR A PARTICULAR PURPOSE OF THE TULSA WEST CRUDE TANK ASSETS. EXCEPT TO THE EXTENT PROVIDED IN THIS AGREEMENT OR THE OMNIBUS AGREEMENT, NEITHER HOLLYFRONTIER TULSA NOR HEP TULSA IS LIABLE OR BOUND IN ANY MANNER BY ANY VERBAL OR WRITTEN STATEMENTS, REPRESENTATIONS OR INFORMATION PERTAINING TO THE TULSA WEST CRUDE TANK ASSETS FURNISHED BY ANY AGENT, EMPLOYEE, SERVANT OR THIRD PARTY. THE PROVISIONS OF THIS SECTION 3.9 HAVE BEEN NEGOTIATED BY THE PARTIES AFTER DUE CONSIDERATION AND ARE INTENDED TO BE A COMPLETE EXCLUSION AND NEGATION OF ANY REPRESENTATIONS OR WARRANTIES, WHETHER EXPRESS, IMPLIED OR STATUTORY, WITH RESPECT TO THE TULSA WEST CRUDE TANK ASSETS THAT MAY ARISE PURSUANT TO ANY LAW NOW OR HEREAFTER IN EFFECT, OR OTHERWISE, EXCEPT AS SET FORTH IN THIS AGREEMENT OR THE OMNIBUS AGREEMENT.

ARTICLE 4

ALTERATIONS, ADDITIONS AND IMPROVEMENTS

4.1 Additional Improvements. Subject to the provisions of this Article 4, each Relevant Asset Owner may make any alterations, additions, improvements or other changes to the Applicable Premises, and the Applicable Assets, and may request that the Related Refinery Owner make any alterations, additions, improvements or other changes to the Shared Access Facilities, as may be necessary or useful in connection with the operation of the Applicable Assets (collectively, the “Additional Improvements”). If such Additional Improvements require alterations, additions or improvements to the Applicable Premises or any of the Shared Access Facilities, the Relevant Asset Owner shall notify the Related Refinery Owner in writing in advance and the parties shall:

(a) negotiate in good faith any increase to the fees paid by the Relevant Asset Owner under the Master Site Services Agreement;

(b) provide for reimbursement of any material increase in cost (if any) to the Related Refinery Owner under the Master Site Services Agreement that results from any modifications to the Applicable Premises or the Shared Access Facilities necessary to accommodate the Additional Improvements; or

(c) proceed in such manner as otherwise mutually agreed by the Parties.

4.2 Quality; Compliance with Applicable Laws. Any alteration, addition, improvement or other change to the Applicable Assets or Additional Improvements (and, if agreed by the Relevant Asset Owner and the Related Refinery Owner, to the Applicable Premises and Shared Access Facilities) by the Relevant Asset Owner shall be made in a good and workmanlike manner and in accordance with all Applicable Laws.

4.3 Ownership. The Applicable Assets and all Additional Improvements shall remain the property of the Relevant Asset Owner and shall be removed by the Relevant Asset Owner within one year after termination of this Lease as to the Applicable Premises (provided that such can be removed by the Relevant Asset Owner without unreasonable damage or harm to the Applicable Premises or Refinery Complex) or, at the Relevant Asset Owner’s option exercisable by notice to the Related Refinery Owner, surrendered to the Related Refinery Owner upon the termination of this Lease.

4.4 No Liens. No Relevant Asset Owner shall have the right or power to create or permit any lien of any kind or character on the Applicable Premises or Refinery Complex by reason of repair or construction or other work. Unless otherwise agreed in writing by the Relevant Asset Owner and the Related Refinery Owner, in the event any such lien is filed against the Applicable Premises or Refinery Complex, the Relevant Asset Owner shall cause such lien to be discharged or bonded within 30 days of the date of filing thereof.

ARTICLE 5

MAINTENANCE OF APPLICABLE PREMISES

5.1 Maintenance by the Relevant Asset Owner. Except as otherwise expressly provided in this Article 5 and in Article 7 or elsewhere in this Lease and subject to the obligations of the Related Refinery Owner and the Relevant Asset Owner under the Ancillary Agreements, including any indemnity provisions contained in the Omnibus Agreement, the Relevant Asset Owner shall at its sole cost, risk and expense at all times keep the Applicable Premises and the Applicable Assets and Additional Improvements in good order and repair and in compliance with all Applicable Laws and make all necessary repairs thereto, structural and nonstructural, ordinary and extraordinary, and unforeseen and foreseen. For the avoidance of doubt, the Related Refinery Owner shall maintain, at its sole cost, risk and expense, any dikes, including those dikes surrounding tanks owned by the Relevant Asset Owner and whether or not the entire dike is located on the Applicable Premises, and any roads located on the Applicable Premises. As used in this Article 5, the term “repairs” shall include all necessary replacements, renewal, alterations and additions. All repairs made by the Relevant Asset Owner shall be made in accordance with normal and customary practices in the industry, in a good and workmanlike manner, and in accordance with all Applicable Laws. The Relevant Asset Owner shall be responsible at its sole cost and expense for the proper handling, removal and disposal of all materials, debris, waste and Hazardous Substances generated or resulting from such repair and maintenance activities, all in accordance with Applicable Laws.

5.2 Operation. Subject to the obligations of the Related Refinery Owner and the Relevant Asset Owner in this Lease and under the Ancillary Agreements, including any indemnity provisions contained in the Omnibus Agreement, the Relevant Asset Owner covenants and agrees to operate the Applicable Assets and Additional Improvements in accordance with normal and customary practices in the industry and all Applicable Laws now in force, or which may hereafter be in force.

5.3 Surrender of Applicable Premises. The Relevant Asset Owner shall at the expiration of the Applicable Term or at any earlier termination of this Lease as to the Applicable Assets, surrender the Applicable Premises to the Related Refinery Owner in as good condition as it received the same, ordinary wear and tear and limitations permitted by Article 7 excepted and in accordance with the provisions of Article 4.

5.4 Release of Hazardous Substances. The Relevant Asset Owner shall give prompt notice to the Related Refinery Owner of any release of any Hazardous Substances on or at the Applicable Premises or Shared Access Facilities that occur during the Applicable Term. The Relevant Asset Owner shall immediately take all steps necessary to contain or remediate (or both) any such release (at its own cost) and provide any governmental notifications required by Applicable Law. If the Related Refinery Owner believes at any time that the Relevant Asset Owner is failing to contain or remediate in compliance with all Applicable Laws (including Environmental Laws) any release arising from the Relevant Asset Owner’s operation of the Applicable Assets or Additional Improvements or the Relevant Asset Owner’s failure to comply with its obligations pursuant to this Lease, the Related Refinery Owner will provide reasonable notice to the Relevant Asset Owner of such failure. If the Relevant Asset Owner fails to take appropriate action to contain or remediate such a release or take other actions required under Applicable Laws or this Lease within 30 days of the Related Refinery Owner’s reasonable notice, the Related Refinery Owner may, without further notice to the Relevant Asset Owner, take such actions for the Relevant Asset Owner’s account. Within 30 days following the date the Related Refinery Owner delivers to the Relevant Asset Owner evidence of payment for those actions by the Related Refinery Owner reasonably necessary to contain or remediate a release or otherwise achieve compliance with Applicable Laws or this Lease because of the Relevant Asset Owner’s failure to do so, the Relevant Asset Owner shall reimburse the Related Refinery Owner all amounts paid by the Related Refinery Owner on the Relevant Asset Owner’s behalf.

ARTICLE 6

TAXES, ASSESSMENTS

6.1 Relevant Asset Owner’s Obligation to Pay. The Relevant Asset Owner shall pay during the Applicable Term all Taxes assessed against the Applicable Premises, or improvements situated thereon, including the Applicable Assets and all Additional Improvements (including those Additional Improvements situated on the Shared Access Facilities but excluding any Shared Access Facilities and any Service Assets) (for purposes of this Article 6, collectively, the “Taxable Assets”) during the Applicable Term that are payable to any Governmental Authority assessed against or with respect to the Applicable Premises or the use or operation thereof during the Applicable Term. In the event that the Relevant Asset Owner fails to pay its share of such Taxes in accordance with the provisions of this Article 6 prior to the time the same become delinquent, the Related Refinery Owner may pay the same and the Relevant Asset Owner shall reimburse the Related Refinery Owner all amounts paid by the Related Refinery Owner on the Relevant Asset Owner’s behalf within 30 days following the date the Related Refinery Owner delivers to the Relevant Asset Owner evidence of such payment.

6.2 Manner of Payment. Upon notice by the Relevant Asset Owner to the Related Refinery Owner, the Related Refinery Owner and the Relevant Asset Owner shall use commercially reasonable efforts to cause the Taxable Assets to be separately assessed for purposes of Taxes as soon as reasonably practicable following the Commencement Date (to the extent allowed by Applicable Law). During the

Applicable Term but subject to the provisions of this Section 6.2, the Relevant Asset Owner shall pay all Taxes assessed directly against the Taxable Assets directly to the applicable taxing authority prior to delinquency and shall promptly thereafter provide the Related Refinery Owner with evidence of such payment. Until such time as the Related Refinery Owner and the Relevant Asset Owner can cause the Taxable Assets to be separately assessed as provided above, the Relevant Asset Owner shall reimburse the Related Refinery Owner, upon request, for any such Taxes paid by the Related Refinery Owner to the applicable taxing authorities (such reimbursement to be based upon the mutual agreement of the Related Refinery Owner and the Relevant Asset Owner as to the portion of such Taxes attributable to the Taxable Assets), subject to the terms of this Section 6.2. The certificate issued or given by the appropriate officials authorized or designated by law to issue or give the same or to receive payment of such Taxes shall be prima facie evidence of the existence, payment, nonpayment and amount of such Taxes. The Relevant Asset Owner may contest the validity or amount of any such Taxes or the valuation of the Taxable Assets (to the extent any of them may be separately issued), at the Relevant Asset Owner’s sole cost and expense, by appropriate proceedings, diligently conducted in good faith in accordance with Applicable Law. If the Relevant Asset Owner contests such items then the Related Refinery Owner shall cooperate with the Relevant Asset Owner in any such contesting of the validity or amount of any such Taxes or the valuation of the Taxable Assets. Taxes for the first and last years of the Applicable Term shall be prorated between the Related Refinery Owner and the Relevant Asset Owner based on the portions of such years that are coincident with the applicable tax years and for which each of them is responsible.

ARTICLE 7

EMINENT DOMAIN; CASUALTY; INSURANCE

7.1 Total Condemnation of Applicable Premises. If the whole of the Applicable Premises is acquired or condemned by eminent domain for any public or quasi-public use or purpose, then this Lease shall terminate with respect to such Applicable Premises as of the date title vests in any public agency. All rentals and other charges owing hereunder shall be prorated as of such date.

7.2 Partial Condemnation. If only a portion of the Applicable Premises is acquired or condemned by eminent domain for any public or quasi-public use or purpose, and if in the Relevant Asset Owner’s reasonable opinion such partial taking or condemnation renders the Applicable Premises unsuitable for the business of the Relevant Asset Owner, then this Lease shall terminate with respect to such Applicable Premises at the Relevant Asset Owner’s election as of the date title vests in any public agency, provided the Relevant Asset Owner delivers to the Related Refinery Owner written notice of such election to terminate within 60 days following the date title vests in such public agency. In the event of such termination, all rentals and other charges owing hereunder with respect to such Applicable Premises shall be prorated as of such effective date of termination.

7.3 Condemnation Award and Damages. The Related Refinery Owner shall be entitled to any award and all damages payable as a result of any condemnation or taking of the fee title of the Applicable Premises. The Relevant Asset Owner shall have the right to claim and recover from the condemning authority, but not from the Related Refinery Owner, such compensation as may be separately awarded or recoverable by the Relevant Asset Owner in the Relevant Asset Owner’s own right on account of any and all damage to the Applicable Assets, the Additional Improvements and/or the Relevant Asset Owner’s business by reason of the condemnation, including loss of value of any unexpired portion of the Applicable Term, and for or on account of any cost or loss to which the Relevant Asset Owner might be put in removing the Relevant Asset Owner’s personal property, fixtures, leasehold improvements and equipment, including the Applicable Assets and the Additional Improvements, from the Applicable Premises use good faith efforts to resolve such infeasibility.

7.4 Restoration of Applicable Premises. If the Applicable Assets and/or Additional Improvements are partially damaged by any casualty insured against under any insurance policy maintained by the Related Refinery Owner (a “Casualty Event”) or damaged by reason of a condemnation proceeding, the net amount that may be awarded or tendered to the Related Refinery Owner in such condemnation proceedings or realized from any applicable insurance policy in the event of a Casualty Event (less all legal and other expenses incurred by the Related Refinery Owner in connection therewith) shall (as long as the Relevant Asset Owner is not then in default hereunder) be used to pay for any repair, replacement or restoration by the Relevant Asset Owner of the Applicable Assets, the Additional Improvements and/or the remainder of the Applicable Premises hereof to the extent the Relevant Asset Owner desires any of the same to be repaired, replaced or restored and such repair, replacement or restoration is commercially practicable, as determined by the Related Refinery Owner in the exercise of its reasonable discretion. If it is so determined that such repair, replacement or restoration is not commercially practicable, the Relevant Asset Owner and the Related Refinery Owner shall use good faith efforts to resolve such infeasibility.

7.5 Rent Abatement. During any periods of time during which the Applicable Assets and/or Additional Improvements are destroyed, damaged by a Casualty Event or are being restored or reconstructed under the terms of Section 7.4, Rent hereunder shall be abated in the proportion that the Relevant Asset Owner’s use thereof is impacted, on the condition that the Relevant Asset Owner uses commercially reasonable efforts to mitigate the disruption to its business caused by such event.

7.6 Insurance. Except as otherwise agreed by the Related Refinery Owner and the Relevant Asset Owner, the Relevant Asset Owner shall, during the Applicable Term, maintain or cause to be maintained property and casualty insurance (including pollution insurance coverage) on the Applicable Premises and the Applicable Assets and Additional Improvements in accordance with customary industry practices and with a licensed, reputable carrier.

ARTICLE 8

ASSIGNMENT AND SUBLETTING

8.1 Assignment and Subletting. Neither this Lease nor any of the rights or obligations hereunder shall be assigned by a the Related Refinery Owner without the prior written consent of the Relevant Asset Owner, or by a Related Asset Owner without the prior written consent of the Related Refinery Owner, in each case, such consent is not to be unreasonably withheld or delayed; provided, however, that:

(a) The Related Refinery Owner or the Relevant Asset Owner may make such an assignment (including a partial pro rata assignment) to its Affiliate without the other’s consent,

(b) The Related Refinery Owner may make a collateral assignment of its rights and obligations hereunder, and

(c) The Relevant Asset Owner may make a collateral assignment of its rights hereunder and/or grant a security interest in all or a portion of the Applicable Assets and/or Additional Improvements to a bona fide third party lender or debt holder, or trustee or representative for any of them, without the Related Refinery Owner’s consent, if such third party lender, debt holder or trustee shall have executed and delivered to the Related Refinery Owner a non-disturbance agreement in such form as is reasonably satisfactory to the Related Refinery Owner and such third party lender, debt holder or trustee and the Related Refinery Owner executes an acknowledgement of such collateral assignment in such form as may from time to time be reasonably requested.

Any attempt to make an assignment otherwise than as permitted by the foregoing shall be null and void. The assigning Party agrees to require its respective successors, if any, to expressly assume, in a form of agreement reasonably acceptable to the other Party, its obligations under this Lease.

8.2 Release of Assigning Party. Any assignment of this Lease by a Party in accordance with this Article 8 shall operate to terminate the liability of the assigning Party for all obligations under this Lease accruing after the date of any such assignment.

8.3 Consents.

(a) HollyFrontier Cheyenne hereby consents to the Asset Lease between Cheyenne Logistics, as Lessor, and CRDC, as Lessee, effective as of January 1, 2021.

(b) HollyFrontier Tulsa hereby consents to the Sublease Agreement between HEP Tulsa, as Lessor, and HollyFrontier Refining & Marketing LLC, as Lessee, effective as of January 1, 2021.

ARTICLE 9

DEFAULTS; REMEDIES; TERMINATION

9.1 Default. The occurrence of any one or more of the following events shall constitute a material default and breach of this Lease by the Party for whom such event occurred:

(a) The failure by the Relevant Asset Owner to make when due any payment of Rent or any other payment required to be made by the Relevant Asset Owner hereunder, if such failure continues for a period of 90 days following written notice from the Related Refinery Owner;

(b) The failure by a Party to observe or perform any of the other covenants, conditions or provisions of this Lease to be observed or performed by such Party, if such failure continues for a period of 90 days (in the case of the Relevant Asset Owner) or 30 days (in the case of the Related Refinery Owner) following written notice from the non-defaulting the Relevant Asset Owner or the Related Refinery Owner; provided, however, if a reasonable time to cure such default would exceed 90 days (in the case of the Relevant Asset Owner) or 30 days (in the case of the Related Refinery Owner), such Party shall not be in default so long as it begins to cure such default within 90 days (in the case of the Relevant Asset Owner) or 30 days (in the case of the Related Refinery Owner) of receiving written notice from the non-defaulting Relevant Asset Owner or the Related Refinery Owner and thereafter completes the curing of such default within reasonable period of time (under the circumstances) following the receipt of such written notice; or

(c) The occurrence of any Bankruptcy Event.

9.2 Related Refinery Owner’s Remedies.

9.2.1 Termination Remedies. In the event of any such material default under or material breach of the terms of this Lease by the Relevant Asset Owner, the Related Refinery Owner may, at the Related Refinery Owner’s option, at any time thereafter that such default or breach remains uncured, without further notice or demand:

(a) terminate this Lease with respect to the Relevant Asset Owner and the Relevant Asset Owner’s right to possession of the Applicable Premises, and

(b) thereafter repossess the Applicable Premises by any lawful means in which event the Relevant Asset Owner shall immediately surrender possession of the Applicable Premises to the Related Refinery Owner.

9.2.2 Right to Perform. If, by the terms of this Lease, the Relevant Asset Owner is required to do or perform any act or to pay any sum to a Third Party, and fails or refuses to do so, the Related Refinery Owner, after 30 days written notice to the Relevant Asset Owner, without waiving any other right or remedy hereunder for such default, may do or perform such act, at the Relevant Asset Owner’s expense, or pay such sum for and on behalf of the Relevant Asset Owner, and the amounts so expended by the Related Refinery Owner shall be repayable on demand, and bear interest from the date expended by the Related Refinery Owner until paid at the Post-Maturity Rate. Past due Rent and any other past due payments required hereunder shall bear interest from maturity until paid at the Post-Maturity Rate.

9.2.3 Cumulative Remedies. The Related Refinery Owner may, at the Related Refinery Owner’s option, deduct any such amounts so expended by the Related Refinery Owner from any amounts owed hereunder or under any Ancillary Agreement. Any such action on the part of the Related Refinery Owner shall be in addition to any other remedy that may be available to the Related Refinery Owner for arrears of Rent or breach of contract, or otherwise, including the right of setoff.

9.3 Relevant Asset Owner’s Remedies.

9.3.1 Remedies. In the event of any such default under or breach of the terms of this Lease by the Related Refinery Owner, the Relevant Asset Owner may, at the Relevant Asset Owner’s option, at any time thereafter that such default or breach remains uncured, after ten days prior written notice to the Related Refinery Owner:

(a) perform any act that the Related Refinery Owner is required to do, or

(b) perform any act for or to pay any sum to a Third Party, at the Related Refinery Owner’s expense (to the extent the terms of this Lease require such performance at the Related Refinery Owner’s expense) or pay such sum for and on behalf of the Related Refinery Owner, and the amounts so expended by the Relevant Asset Owner shall be repayable on demand, and bear interest from the date expended by the Relevant Asset Owner until paid at the Post-Maturity Rate.

9.3.2 Cumulative Remedies. The Relevant Asset Owner may, at the Relevant Asset Owner’s option, deduct any such amounts so expended by the Relevant Asset Owner from the Rent and any other amounts owed hereunder or under any Ancillary Agreement. Any such action on the part of the Related Refinery Owner shall be in addition to any other remedy that may be available to the Related Refinery Owner for arrears of Rent or breach of contract, or otherwise, including the right of setoff.

9.4 Tulsa Rail and Truck Racks. HEP Tulsa hereby waives its right under the Tulsa License to convert the licenses contained therein into a perpetual easement as a result of the termination of the Tulsa Equipment and Throughput Agreement, dated as of August 1, 2009, between HollyFrontier Tulsa and HEP Tulsa.

ARTICLE 10

LIABILITY AND INDEMNIFICATION

10.1 Limitation of Liability; Indemnity. The Parties acknowledge and agree that the provisions relating to force majeure, indemnity and the limitation of liability are set forth in the Omnibus Agreement. Notwithstanding anything in this Lease or the Omnibus Agreement to the contrary and solely for the purpose of determining which of the Related Refinery Owners or the Relevant Asset Owners shall be liable in a particular circumstance, neither a the Related Refinery Owner nor the Relevant Asset Owner shall be liable to another Party for any default, loss, damage, injury, judgment, claim, cost, expense or other liability suffered or incurred (collectively, “Damages”) by such Party except to the extent set forth in the Omnibus Agreement and to the extent that the Related Refinery Owner or the Relevant Asset Owner causes such Damages or owns or operates the assets or other property in question responsible for causing such Damages. In no event shall any Related Refinery Owner have any liability to another Related Refinery Owner, or shall any Relevant Asset Owner have any liability to another Relevant Asset Owner, for Damages, regardless of how caused or under any theory of recovery.

10.2 Survival. The provisions of this Article 10 shall survive the termination of this Agreement.

ARTICLE 11

OPTION

11.1 Applicability of Option. The provisions of this Article 11 shall apply to all Applicable Assets except the Woods Cross Pipeline Pad, the Artesia Pump and Receiving Station, the Tulsa Rail and Truck Racks, and, except as provided in Section 11.2, the Cheyenne Assets.

11.2 Grant of Option. Following the termination or expiration of the Master Throughput Agreement, Master Tolling Agreements or the Contango Services Agreement, as applicable, as it relates to a Refinery Complex, including any renewal, extension, or replacement agreement thereof pursuant thereto, the affected Related Refinery Owner shall have an option, and the affected Relevant Asset Owner hereby grants such option, to purchase the Applicable Assets and the Additional Improvements at such Refinery Complex at a cost equal to the fair market value thereof, as reasonably determined by the Related Refinery Owner and the Relevant Asset Owner.

11.3 Determination of Fair Market Value. In the event that the Related Refinery Owner and the Relevant Asset Owner cannot agree as to the fair market value of such Applicable Assets and the Additional Improvements, the Related Refinery Owner and the Relevant Asset Owner shall each select a qualified appraiser. The two appraisers shall give their opinion of the fair market value of such Applicable Assets and Additional Improvements within 20 days after their retention. In the event the opinions of the two appraisers differ and, after good faith efforts over the succeeding 20-day period, they cannot mutually agree, the appraisers shall immediately and jointly appoint a third qualified appraiser. The third appraiser shall immediately (within five days) choose the determination of either appraiser and such choice of this third appraiser shall be final and binding on the Related Refinery Owner or the Relevant Asset Owner. Each of the Related Refinery Owner and the Relevant Asset Owner shall pay its own costs for its appraiser. Following the determination of the fair market value of the Applicable Assets and the Additional Improvements by the appraisers, the Related Refinery Owner and the Relevant Asset Owner shall equally share the costs of any third appraiser.

11.4 Cooperation. Upon the Related Refinery Owner’s exercise of the option granted pursuant to this Article 11, the Related Refinery Owner and the Relevant Asset Owner shall cooperate to convey the Applicable Assets and the Additional Improvements from the Relevant Asset Owner to the Related Refinery Owner. If the Related Refinery Owner chooses to exercise its option granted pursuant to this Article 11, the sale of the Applicable Assets and the Additional Improvements shall be subject to the receipt of any consents or waivers required pursuant to the Relevant Asset Owner’s credit facility or indentures then in effect.

11.5 Survival. The terms and conditions of this Article 11 shall survive the termination or expiration of this Lease or the Master Throughput Agreement or the Master Tolling Agreements, as applicable, with respect to the Related Refinery Owner and the Relevant Asset Owner.

11.6 Waiver. HollyFrontier Cheyenne and Cheyenne Logistics acknowledge and agree that, pursuant to the Letter Agreement, effective as of January 1, 2021, between HollyFrontier Refining & Marketing LLC and HEP Operating, the Master Throughput Agreement was terminated as to the Cheyenne Assets only. HollyFrontier Cheyenne hereby waives its rights pursuant to this Article 11 as a result of such termination.

ARTICLE 12

GENERAL PROVISIONS

12.1 Estoppel Certificates. The Related Refinery Owner and the Relevant Asset Owner shall, at any time and from time to time upon not less than 20 days prior written request from the other, execute, acknowledge and deliver to the other a statement in writing (a) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect) and the date to which Rent and other charges are paid, and (b) acknowledging that there are not, to the executing party’s knowledge, any uncured defaults on the part of the other Party hereunder (or specifying such defaults, if any are claimed). Any such statement may be conclusively relied upon by any prospective purchaser of the Applicable Premises or the leasehold evidenced by this Lease or any lender with respect to the Applicable Premises or the leasehold evidenced by this Lease. Nothing in this Section 12.1 shall be construed to waive the conditions elsewhere contained in this Lease applicable to assignment or subletting of the Applicable Premises by the Relevant Asset Owner.

12.2 Notices. Any notice or other communication given under this Lease shall be in writing and shall be delivered in accordance with the requirements for notices set forth in the Omnibus Agreement.

12.3 Severability. If any term or other provision of this Lease is invalid, illegal or incapable of being enforced by any Applicable Law or public policy, all other terms and provisions of this Lease shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any Party hereto. Upon such determination that any term or other provision is invalid, illegal, or incapable of being enforced, the Parties hereto shall negotiate in good faith to modify this Lease so as to effect the original intent of the Parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby are consummated as originally contemplated to the greatest extent possible.

12.4 Time of Essence. Time is of the essence in the performance of all obligations falling due hereunder.

12.5 Captions. The headings to Articles and Sections of this Lease are inserted for convenience of reference only and will not affect the meaning or interpretation of this Lease.

12.6 Entire Agreement This Lease constitutes the entire agreement of the Parties hereto with respect to the subject matter hereof as applicable to such Party and supersedes all prior agreements and undertakings, both written and oral, between the Related Refinery Owner and the Relevant Asset Owner with respect to the subject matter hereof.

12.7 Waivers. To be effective, any waiver of any right under this Lease must be in writing and signed by a duly authorized officer or representative of the Party bound thereby. No waiver or waivers of any breach or default or any breaches or defaults by any Party of any term, condition or liability of or performance by any other Party of any duty or obligation hereunder shall be deemed or construed to be a waiver or waivers of any subsequent breaches or defaults of any kind, character or description under any circumstance. The acceptance of Rent hereunder by the Related Refinery Owner shall not be a waiver of any preceding breach by the Relevant Asset Owner of any provision hereof, other than the failure of the Relevant Asset Owner to pay the particular Rent so accepted, regardless of the Related Refinery Owner’s knowledge of such preceding breach at the time of acceptance of such Rent.

12.8 Incorporation by Reference. Any reference herein to any Appendix or Exhibit to this Lease will incorporate such Appendix or Exhibit herein as if it were set out in full in the text of this Lease.

12.9 Binding Effect. This Lease will be binding upon, and will inure to the benefit of, the Parties and their respective successors, permitted assigns and legal representatives. Nothing in this Section 12.9 shall be construed to waive the conditions elsewhere contained in this Lease applicable to assignment or subletting of the Applicable Premises by the Relevant Asset Owner.

12.10 Amendment. This Lease may not be amended or modified except by an instrument in writing signed by, or on behalf of, each of the Parties hereto. If and to the extent the Relevant Asset Owner may have occupied any portion of the Applicable Premises prior to the date of a Prior Lease without the benefit of any written lease, license or other instrument, the Relevant Asset Owner and the Related Refinery Owner release and waive any claims that such Party may have against the other Party with respect to such prior occupancy.

12.11 No Partnership. The relationship between the Related Refinery Owner and the Relevant Asset Owner at all times shall remain solely that of the landlord and tenant and shall not be deemed a partnership or joint venture.

12.12 No Third Party Beneficiaries. Subject to the provisions Article 10 and Section 12.9. Any Person not a Party to this Lease shall have no rights under this Lease as a third party beneficiary or otherwise.

12.13 Governing Law. THIS LEASE AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE WHERE THE APPLICABLE PREMISES ARE LOCATED WITHOUT GIVING EFFECT TO PRINCIPLES THEREOF RELATING TO CONFLICTS OF LAW RULES THAT WOULD DIRECT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

12.14 Cooperation. The Parties acknowledge that they are entering into a long-term arrangement in which the cooperation of the Related Refinery Owner and the Relevant Asset Owner will be required. If, during the Applicable Term of this Lease, changes in the operations, facilities or methods of either the Related Refinery Owner or the Relevant Asset Owner will materially benefit one of them without detriment to the other, the Related Refinery Owner or the Relevant Asset Owner commit to each other to make reasonable efforts to cooperate and assist each other.

12.15 Further Assurances. The Parties shall execute such additional documents and shall cause such additional actions to be taken as may be required or, in the judgment of any Party, be necessary or desirable, to carry out the purposes of this Lease and to more fully assure the Parties’ rights and interests provided for hereunder. The Parties each agree to reasonably cooperate with the other Parties on all matters relating to the required Permits and regulatory compliance by any Party in respect of the Applicable Premises so as to ensure continued full operation of the Relevant Assets by the Relevant Asset Owner pursuant to the terms of this Lease.

12.16 Waiver of the Related Refinery Owner’s Lien. To the extent permitted by Applicable Law, the Related Refinery Owner hereby expressly waives any and all liens (constitutional, statutory, contractual or otherwise) upon the Relevant Asset Owner’s personal property now or hereafter installed or placed in or on the Applicable Premises, which otherwise might exist to secure payment of the sums herein provided to be paid by the Relevant Asset Owner to the Related Refinery Owner.

12.17 Recording. Upon the request of the Related Refinery Owner or the Relevant Asset Owner, the Related Refinery Owner and the Relevant Asset Owner shall execute, acknowledge, deliver and record a “short form” memorandum of this Lease in a form mutually acceptable to the Related Refinery Owner and the Relevant Asset Owner. Promptly upon request by the Related Refinery Owner at any time following the expiration or earlier termination of this Lease with respect to such Related Refinery Owner and the Relevant Asset Owner, however such termination may be brought about, the Relevant Asset Owner shall execute and deliver to the Related Refinery Owner an instrument, in recordable form, evidencing the termination of this Lease with respect to the Related Refinery Owner and the Relevant Asset Owner and the release by the Relevant Asset Owner of all of the Relevant Asset Owner’s right, title and interest in and to the Applicable Premises existing under and by virtue of this Lease (the “Relevant Asset Owner Release”) and the Relevant Asset Owner grants the Related Refinery Owner an irrevocable power of attorney coupled with an interest for the purpose of executing the Relevant Asset Owner Release in the name of the Relevant Asset Owner. This Section 12.17 shall survive the termination of this Lease.

12.18 Warranty of Peaceful Possession. The Related Refinery Owner covenants and warrants that the Relevant Asset Owner, upon paying the Rent reserved hereunder and observing and performing all of the covenants, conditions and provisions on the Relevant Asset Owner’s part to be observed and performed hereunder, may peaceably and quietly have, hold, occupy, use and enjoy, and, subject to the terms of this Lease, shall have the full, exclusive, and unrestricted use and enjoyment of, all the Applicable Premises during the Applicable Term for the purposes permitted herein, and the Related Refinery Owner agrees to warrant and forever defend title to the Applicable Premises against the claims of any and all persons whomsoever lawfully claiming the same or any part thereof.

12.19 Survival. All obligations of the Related Refinery Owner and the Relevant Asset Owner that shall have accrued under this Lease prior to the expiration or earlier termination hereof shall survive such expiration or termination to the extent the same remain unsatisfied as of the expiration or earlier termination of this Lease. The Related Refinery Owner and the Relevant Asset Owner further expressly agree that all provisions of this Lease which contemplate performance after the expiration or earlier termination hereof shall survive such expiration or earlier termination of this Lease.

12.20 AS IS, WHERE IS. SUBJECT TO ALL OF THE OBLIGATIONS OF RELATED REFINERY OWNER UNDER THIS LEASE INCLUDING THOSE SET FORTH IN ARTICLE 5, ARTICLE 10 AND SECTION 12.18, RELEVANT ASSET OWNER HEREBY ACCEPTS THE APPLICABLE PREMISES “AS IS”, “WHERE IS”, AND “WITH ALL FAULTS”, AND RELATED REFINERY OWNER MAKES NO REPRESENTATIONS OR WARRANTIES, EXPRESS, IMPLIED OR STATUTORY, UNDER THIS LEASE AS TO THE PHYSICAL CONDITION OF THE APPLICABLE PREMISES, INCLUDING THE APPLICABLE PREMISES’ MERCHANTABILITY, HABITABILITY, CONDITION, FITNESS, OR SUITABILITY FOR ANY PARTICULAR USE OR PURPOSE.

12.21 Relocation of Pipelines; Amendment. If the Related Refinery Owner elects to move certain pipelines within the Refinery Complex, and such relocation of the pipelines requires relocation of any of the Applicable Assets, then this Lease shall continue in full force and effect; provided, however, the Parties shall execute an amendment hereto reflecting the new location(s) of the Applicable Assets.

12.22 Counterparts. This Lease may be executed in one or more counterparts, and by the Parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

12.23 Joinder by Affiliates of Parties. From time to time, an Affiliate of the Relevant Asset Owner who own assets at a refinery (whether now or in the future owned by the Related Refinery Owner or its Affiliate), may desire to become a party to this Lease, upon such terms and conditions that such Relevant Asset Owner (or its Affiliate) and the applicable Related Refinery Owner may agree. The joinder of such Relevant Asset Owner’s Affiliate and/or the Related Refinery Owner’s Affiliate to this Agreement shall be effective upon the execution of a joinder agreement (a “Joinder”), in form and substance acceptable to such parties. The Joinder shall specify such Affiliate’s “Applicable Assets,” the “Applicable Term” and the applicable “Rent,” and shall include any provisions unique to such Affiliate’s assets. In executing the Joinder, such parties thereby acknowledge, represent and warrant that they have read and are familiar with the terms and conditions of this Lease and upon execution of the Joinder, and that this Lease is the binding and enforceable obligation of them, modified only as expressly set forth in such Joinder. The Joinder shall be for the sole purpose of joining such Affiliate(s) to this Lease and, except as expressly set forth in the Joinder only with respect to such Affiliate(s), shall not alter, modify or affect any of the terms or conditions of this Lease as they relate to such Affiliate(s), the Relevant Asset Owners or the Related Refinery Owners, all of which remain in full force and effect.

[Remainder of Page Intentionally Left Blank]

The parties hereto have executed this Seventh Amended and Restated Master Lease and Access Agreement to be effective as of the Effective Date.

Related Refinery Owners:

HOLLYFRONTIER EL DORADO REFINING LLC
HOLLYFRONTIER CHEYENNE REFINING LLC
HOLLYFRONTIER TULSA REFINING LLC
HOLLYFRONTIER WOODS CROSS REFINING LLC
HOLLYFRONTIER NAVAJO REFINING LLC

By:	/s/ Timothy Go
Name: Timothy Go
Title: President and Chief Operating Officer

SINCLAIR CASPER REFINING COMPANY LLC
SINCLAIR WYOMING REFINING COMPANY LLC

By	/s/ Timothy Go
Name: Timothy Go
Title: President and Chief Operating Officer

Relevant Asset Owners:

EL DORADO LOGISTICS LLC
EL DORADO OPERATING LLC
CHEYENNE LOGISTICS LLC
HEP TULSA LLC
WOODS CROSS OPERATING LLC

By:	/s/ Timothy Go
Name: Timothy Go
Title: Executive Vice President and Chief Operating Officer

[Signature Page to Seventh Amended and Restated Master Lease and Access Agreement]

HEP WOODS CROSS, L.L.C.
HEP PIPELINE, L.L.C.

By:	Holly Energy Partners – Operating, L.P., its sole member

By:	/s/ Richard L. Voliva III
Name: Richard L. Voliva III
Title: President

SINCLAIR TRANSPORTATION COMPANY LLC

By:	/s/ Timothy Go
Name: Timothy Go
Title: Executive Vice President and Chief Operating Officer

[Signature Page to Seventh Amended and Restated Master Lease and Access Agreement]

Exhibit A

to

Seventh Amended and Restated Master Lease and Access Agreement

Parties

1.	HollyFrontier El Dorado and El Dorado Logistics with respect to the Applicable Premises at the El Dorado Refinery Complex;

2.	HollyFrontier Cheyenne and Cheyenne Logistics with respect to the Applicable Premises at the Cheyenne Refinery Complex;

3.	HollyFrontier Tulsa and HEP Tulsa with respect to the Applicable Premises at the Tulsa Refinery Complex;

4.	HollyFrontier Woods Cross and HEP Woods Cross with respect to the Applicable Premises at the Woods Cross Refinery Complex;

5.	HollyFrontier Navajo and HEP Pipeline with respect to the Applicable Premises at the Navajo Refinery Complex;

6.	HollyFrontier El Dorado and El Dorado Operating with respect to the Applicable Premises at the El Dorado Refinery Complex;

7.	HollyFrontier Woods Cross and Woods Cross Operating with respect to the Applicable Premises at the Woods Cross Refinery Complex;

8.	Casper Refining and STC with respect to the Applicable Premises at the Casper Refinery Complex; and

9.	Sinclair Refining and STC with respect to the Applicable Premises at the Sinclair Refinery Complex.

Exhibit A-1

Exhibit B

to

Seventh Amended and Restated Master Lease and Access Agreement

Master Lease and Access Agreement Amendments

Agreement	Effective Date	Reason for Amendment
Original Master Lease and Access Agreement	January 1, 2015	n/a

Amended and Restated Master Lease and Access Agreement	November 1, 2015	LLC Interest Purchase Agreement for certain El Dorado Refinery Assets

Second Amended and Restated Master Lease and Access Agreement	March 31, 2016	Purchase of certain Tulsa Refinery Assets by HEP Tulsa from a third party and construction of new tanks at the Tulsa Refinery Complex by HEP Tulsa

Third Amended and Restated Master Lease and Access Agreement	October 1, 2016	LLC Interest Purchase Agreement for the membership interests of Woods Cross Operating

Fourth Amended and Restated Master Lease and Access Agreement	January 1, 2017	Sale of Tanks 243 and 244 from El Dorado Logistics LLC to HollyFrontier El Dorado Refining LLC

First Amendment to Fourth Amended and Restated Master Lease and Access Agreement	October 13, 2017	Update the list of Applicable Assets for, and the legal description of, the El Dorado Refinery Complex

Fifth Amended and Restated Master Lease and Access Agreement	October 29, 2018	Update the list of Applicable Assets for the El Dorado Refinery Complex, the Cheyenne Refinery Complex and the Tulsa Refinery Complex

First Amendment to Fifth Amended and Restated Master Lease and Access Agreement	January 23, 2020	Update the Applicable Terms

Sixth Amended and Restated Master Lease and Access Agreement	January 1, 2021	Update the list of Applicable Assets for the Cheyenne Refinery Complex, the Navajo Refinery Complex and the Tulsa Refinery Complex.

Exhibit B-1

Exhibit C

to

Seventh Amended and Restated Master Lease and Access Agreement

Definitions

“Additional Improvements” is defined in Section 4.1.

“Affiliates” means, with to respect to a specified person, any other person controlling, controlled by or under common control with that first person. As used in this definition, the term “control” includes (i) with respect to any person having voting securities or the equivalent and elected directors, managers or persons performing similar functions, the ownership of or power to vote, directly or indirectly, voting securities or the equivalent representing 50% or more of the power to vote in the election of directors, managers or persons performing similar functions, (ii) ownership of 50% or more of the equity or equivalent interest in any person and (iii) the ability to direct the business and affairs of any person by acting as a general partner, manager or otherwise. Notwithstanding the foregoing, for purposes of this Agreement, the Related Refinery Owners, on the one hand, and the Relevant Asset Owners, on the other hand, shall not be considered Affiliates of each other.

“Ancillary Agreements” means, collectively, any other agreement executed by the Related Refinery Owner and the Relevant Asset Owner in connection with the Relevant Asset Owner’s ownership of the Applicable Assets or the Relevant Asset Owner’s acquisition of the Applicable Assets, as the case may be, each as amended, supplemented or otherwise modified from time to time, and specifically includes the Omnibus Agreement.

“Annual Plan” is defined in Section 1.16.

“Applicable Assets” means the assets located at a Refinery Complex owned by the Relevant Asset Owner, identified on Exhibit E and any Additional Improvements.

“Applicable Law” means any applicable statute, law, regulation, ordinance, rule, judgment, rule of law, order, decree, permit, approval, concession, grant, franchise, license, agreement, requirement, or other governmental restriction or any similar form of decision of, or any provision or condition of any permit, license or other operating authorization issued under any of the foregoing by, or any determination of, any Governmental Authority having or asserting jurisdiction over the matter or matters in question, whether now or hereafter in effect and in each case as amended (including all of the terms and provisions of the common law of such Governmental Authority), as interpreted and enforced at the time in question.

“Applicable Premises” means those certain tracts or parcels of land on which the Applicable Assets are situated at a Refinery Complex, such land as to each of the Applicable Assets more particularly described or identified on Exhibit F together with all right, title and interest, if any, of the Related Refinery Owner in and to all accretion attaching to the land and any rights to submerged lands or interests in riparian rights or riparian grants owned by the Related Asset Owner and adjoining the land shown on said Exhibit F, but excluding (i) the Applicable Assets, and (ii) the Additional Improvements.

“Applicable Term” means the Applicable Term set forth on Exhibit E for the Applicable Assets as such Applicable Term may be extended from time to time pursuant to Exhibit E.

“Bankruptcy Event” means, in relation to any Party,

Exhibit C-1

(a)	the making of a general assignment for the benefit of creditors by such Party;

(b)	the entering into of any arrangement or composition with creditors as a result of insolvency (other than for the purposes of a solvent reconstruction or amalgamation);

(c)	the institution by such Party of proceedings:

(i) seeking to adjudicate such Party as bankrupt or insolvent or seeking protection or relief from creditors,

(ii) seeking liquidation, winding up, or rearrangement, reorganization or adjustment of such Party or its debts (other than for purposes of a solvent reconstruction or amalgamation), or

(iii) seeking the entry of an order for the appointment of a receiver, trustee or other similar official for such Party or for all or a substantial part of such Party’s assets; or

(d)	the institution of any proceeding of the type described in the third bullet above against such Party, which proceeding shall not have been dismissed within ninety (90) days following its institution.

“Business Day” means any day other than Saturday, Sunday or other day upon which commercial banks in Dallas, Texas are authorized by law to close.

“Casper RCRA Permit” means Permit No. WYD048743009, issued by the Wyoming Department of Environmental Quality and effective as of February 28, 2017, to which the Casper Refinery Complex is subject.

“Casper Refining” means Sinclair Casper Refining Company LLC, a Wyoming limited liability company.

“Casualty Event” is defined in Section 7.4.

“Cheyenne Logistics” means Cheyenne Logistics LLC, a Delaware limited liability company.

“Cheyenne RCRA Permit” means Permit No. WYD051843613, issued by the Wyoming Department of Environmental Quality and effective as of July 5, 2018, to which the Cheyenne Refinery Complex is subject.

“Commencement Date” is defined in Exhibit E.

“Connection Facilities” is defined in the Master Site Services Agreement.

“Contango Services Agreement” means the Services Agreement between HollyFrontier Refining & Marketing LLC and HEP Operating, dated effective as of January 1, 2021.

“CRDC” means Cheyenne Renewable Diesel Company LLC, a Delaware limited liability company.

Exhibit C-2

“El Dorado Logistics” means El Dorado Logistics LLC, a Delaware limited liability company.

“El Dorado Operating” means El Dorado Operating LLC, a Delaware limited liability company.

“El Dorado RCRA Order” means that certain administrative order to which the El Dorado Refinery Complex is or soon will be subject issued by the U.S. Environmental Protection Agency under Section 3008(h) of the Resource Conservation and Recovery Act.

“Environmental Law” or “Environmental Laws” means all federal, state, and local laws, statutes, rules, regulations, orders, and ordinances, now or hereafter in effect, relating to protection of the environment, including the federal Comprehensive Environmental Response, Compensation, and Liability Act, the Superfund Amendments Reauthorization Act, the Resource Conservation and Recovery Act, the Clean Air Act, the Federal Water Pollution Control Act, the Toxic Substances Control Act, the Oil Pollution Act, the Safe Drinking Water Act, the Hazardous Materials Transportation Act, and other environmental conservation and protection laws, each as amended from time to time.

“Environmental Permit” means a Permit issued under any Environmental Law.

“Governmental Authority” means any federal, state, local or foreign government or any provincial, departmental or other political subdivision thereof, or any entity, body or authority exercising executive, legislative, judicial, regulatory, administrative or other governmental functions or any court, department, commission, board, bureau, agency, instrumentality or administrative body of any of the foregoing.

“Hazardous Substances” means (a) any substance that is designated, defined, or classified as a hazardous waste, hazardous material, pollutant, contaminant, or toxic or hazardous substance, or that is otherwise regulated under any Environmental Law, including any hazardous substance as defined under the Comprehensive Environmental Response, Compensation, and Liability Act, and (b) petroleum, crude oil, gasoline, natural gas, fuel oil, motor oil, waste oil, diesel fuel, jet fuel, and other refined petroleum hydrocarbons.

“HEP Operating” means Holly Energy Partners-Operating, L.P., a Delaware limited partnership.

“HEP Pipeline” means HEP Pipeline, L.L.C., a Delaware limited liability company.

“HEP Tulsa” means HEP Tulsa LLC, a Delaware limited liability company.

“HEP Woods Cross” means HEP Woods Cross, L.L.C., a Delaware limited liability company.

“HollyFrontier Cheyenne” means HollyFrontier Cheyenne Refining LLC, a Delaware limited liability company.

“HollyFrontier El Dorado” means HollyFrontier El Dorado Refining LLC, a Delaware limited liability company.

“HollyFrontier Navajo” means HollyFrontier Navajo Refining LLC, a Delaware limited liability company.

“HollyFrontier Tulsa” means HollyFrontier Tulsa Refining LLC, a Delaware limited liability company.

Exhibit C-3

“HollyFrontier Woods Cross” means HollyFrontier Woods Cross Refining LLC, a Delaware limited liability company.

“Lease” is defined in the preamble to this Lease.

“Master Site Services Agreement” shall mean the Fifth Amended and Restated Master Site Services Agreement among the Related Refinery Owners and the Relevant Asset Owners, dated effective as of March 14, 2022, as amended.

“Master Throughput Agreement” means the Eighth Amended and Restated Master Throughput Agreement between HollyFrontier Refining & Marketing LLC, Sinclair Oil LLC and HEP Operating, dated effective as of March 14, 2022.

“Master Tolling Agreement” means the Master Tolling Agreement (Refinery Assets) dated effective as of November 1, 2015 between HollyFrontier El Dorado and HEP Operating, as amended, and the Amended and Restated Master Tolling Agreement (Operating Assets) dated effective as of October 1, 2016 between HollyFrontier El Dorado, HollyFrontier Woods Cross and HEP Operating, as amended.

“Navajo RCRA Permit” means Permit No. NMD048918817 issued by the New Mexico Environment Department in December 2010, to which the Navajo Refinery is subject.

“Omnibus Agreement” means the Twenty-Second Amended and Restated Omnibus Agreement, effective as of March 14, 2022.

“Original Master Lease and Access Agreement” means that certain Master Lease and Access Agreement effective as of January 1, 2015 among the Related Refinery Owners and the Relevant Asset Owners (except El Dorado Operating, Casper Refining, STC and Sinclair Refining).

“Party” and “Parties” has the meanings ascribed to such term in the preamble to this Lease.

“Permits” means all permits, licenses, franchises, authorities, consents, and approvals, as necessary under applicable Laws, including Environmental Laws, for operating the Assets and/or the Applicable Premises.

“Person” means any individual or entity, including any partnership, corporation, association, joint stock company, trust, joint venture, limited liability company, unincorporated organization or Governmental Authority (or any department, agency or political subdivision thereof).

“Post-Maturity Rate” means a rate equal to the lesser of (i) an interest rate equal to the “Prime Rate” as published in The Wall Street Journal, Southwest Edition, in its listing of “Money Rates” plus two percent or (ii) the maximum non-usurious rate of interest permitted to be charged the Relevant Asset Owner under applicable Law.

Exhibit C-4

“Prior Lease” means:

with respect to:

HollyFrontier El Dorado and El Dorado Logistics	Lease and Access Agreement (El Dorado), dated as of November 9, 2011, as amended by the First Amendment to Lease and Access Agreement (El Dorado), dated as of September 13, 2012, as further amended by the Second Amendment to Lease and Access Agreement (El Dorado), dated as of January 8, 2013, as further amended by the Third Amendment to Lease and Access Agreement (El Dorado), dated as of January 7, 2014

HollyFrontier Cheyenne and Cheyenne Logistics	Lease and Access Agreement (Cheyenne), dated as of November 9, 2011, as amended by the First Amendment to Lease and Access Agreement (Cheyenne), dated as of September 13, 2012

HollyFrontier Tulsa and HEP Tulsa

First Amended and Restated Lease and Access Agreement (Tulsa East), dated as of March 31, 2010

Equipment Sites, Access and Rail Line License Agreement (Tulsa Truck and Rail Equipment – Tulsa County, Oklahoma) dated as of August 1, 2009 (“Tulsa License”)

HollyFrontier Woods Cross and HEP Woods Cross	Lease and Access Agreement (Woods Cross), dated as of February 29, 2008 and Lease and Access Agreement (Woods Cross Pipeline Pad), dated as of September 10, 2010

HollyFrontier Navajo and HEP Pipeline	Lease and Access Agreement (Artesia), dated as of February 29, 2008 and Lease and Access Agreement (Artesia Pump and Receiving Station), dated as of September 10, 2010

For the avoidance of doubt, “Prior Lease” does not include: (a) Lease and Access Agreement (Lovington) dated as of February 29, 2008, (b) Lease and Access Agreement (Lovington Asphalt Loading Rack and Terminal Building) dated as of March 31, 2010, (c) Lease and Access Agreement (Lovington Pump and Receiving Stations) dated as of September 10, 2010, (d) Amended and Restated Lease and Access Agreement (Artesia Truck Rack and Blending Facility) dated as of March 12, 2015, and (e) Equipment Sites, Access and License Agreement (Tulsa Interconnecting Pipelines) dated as of August 31, 2011.

“Refinery Complex” means:

with respect to:

HollyFrontier El Dorado, El Dorado Logistics and El Dorado Operating	the refinery complex owned by HollyFrontier El Dorado, commonly known as the El Dorado Refinery, and located in the City of El Dorado, Butler County, Kansas

HollyFrontier Cheyenne and Cheyenne Logistics	the refinery complex owned by HollyFrontier Cheyenne, commonly known as the Cheyenne Refinery, and located in the City of Cheyenne, Laramie County, Wyoming

HollyFrontier Tulsa and HEP Tulsa	collectively, the refinery complex owned by HollyFrontier Tulsa commonly known as the East Tulsa Refinery, and located in the City of Tulsa, Tulsa County, Oklahoma, and the refinery complex owned by HollyFrontier Tulsa commonly known as the West Tulsa Refinery, and located in the City of Tulsa, Tulsa County, Oklahoma

HollyFrontier Woods Cross, HEP Woods Cross and Woods Cross Operating	the refinery complex owned by HollyFrontier Woods Cross, commonly known as the Woods Cross Refinery, and located near the City of Woods Cross, Davis County, Utah

HollyFrontier Navajo and HEP Pipeline	the refinery complex owned by HollyFrontier Navajo, commonly known as the Navajo Refinery, and located near the City of Artesia, Eddy County, New Mexico

Casper Refining and STC	the refinery complex owned by Casper Refining and located in Casper, Wyoming

Sinclair Refining and STC	the refinery complex owned by Sinclair Refining and located in Sinclair, Wyoming

Exhibit C-5

“Related Refinery Owner” means:

with respect to:	Related Refinery Owner
El Dorado Logistics or El Dorado Operating Cheyenne Logistics HEP Tulsa HEP Woods Cross or Woods Cross Operating HEP Pipeline STC	HollyFrontier El Dorado HollyFrontier Cheyenne HollyFrontier Tulsa HollyFrontier Woods Cross HollyFrontier Navajo Casper Refining or Sinclair Refining

“Related Refinery Owner’s Parties” is defined in Section 2.2.2.

“Relevant Asset Owner” means:

with respect to:	Relevant Asset Owner
HollyFrontier El Dorado	El Dorado Logistics or El Dorado Operating, as determined by the Applicable Asset

HollyFrontier Cheyenne	Cheyenne Logistics

HollyFrontier Tulsa	HEP Tulsa

HollyFrontier Woods Cross	HEP Woods Cross or Woods Cross Operating, as determined by the Applicable Asset

HollyFrontier Navajo	HEP Pipeline

Casper Refining	STC

Sinclair Refining	STC

“Relevant Asset Owner Release” is defined in Section 12.17.

“Relevant Asset Owner’s Parties” is defined in Section 2.2.1.

“Rent” is defined in Section 2.3.

“Service Assets” is defined in the Master Site Services Agreement as it relates to the Relevant Asset Owner and the Related Refinery Owner.

“Sinclair RCRA Permit” means Permit No. WY079959185, issued by the Wyoming Department of Environmental Quality and effective as of June 26, 2018, to which the Sinclair Refinery Complex is subject.

Exhibit C-6

“Sinclair Refining” means Sinclair Wyoming Refining Company LLC, a Wyoming limited liability company.

“Shared Access Facilities” is defined in Section 2.2(a).

“STC” means Sinclair Transportation Company LLC, a Wyoming limited liability company.

“Tankage” means the storage tanks that are included in the Applicable Assets.

“Taxable Assets” is defined in Section 6.1.

“Taxes” means all federal, state and local real and personal property ad valorem taxes, assessments, and other governmental charges, general and special, ordinary and extraordinary, including assessments for public improvements or benefits, any federal, state or local income, gross receipts, withholding, franchise, excise, sales, use, value added, recording, transfer or stamp tax, levy, duty, charge or withholding of any kind, in each case, imposed or assessed by any federal, state or local government, agency or authority, together with any addition to tax, penalty, fine or interest thereon, other than state or U.S. federal income tax imposed upon the taxable income of the Related Refinery Owner and any franchise taxes imposed upon the Related Refinery Owner.

“Third Party” shall mean a Person which is not (a) the Related Refinery Owner or an Affiliate of the Related Refinery Owner, (b) the Relevant Asset Owner or an Affiliate of the Relevant Asset Owner or (c) a Person that, after the signing of this Lease becomes a successor entity of the Related Refinery Owner, the Relevant Asset Owner or any of their respective Affiliates. An employee of the Related Refinery Owner or the Relevant Asset Owner shall not be deemed an Affiliate.

“Tulsa East RCRA Permit” means Permit No. 990750960 issued by the Oklahoma Department of Environmental Quality on December 1, 2020, to which the East Tulsa Refinery is subject.

“Tulsa Rail and Truck Racks” means the assets identified in Subpart D of Exhibit E-3.

“Tulsa RCRA Order” that certain administrative order (No. 15-215) dated November 9, 2015, issued by the Oklahoma Department of Environmental Quality on November 9, 2015, to which the West Tulsa Refinery and East Tulsa Refinery are subject.

“Tulsa RCRA Permits” means, collectively, the Tulsa RCRA Order, the Tulsa West RCRA Permit and the Tulsa East RCRA Permit.

“Tulsa West Crude Tanks” means the Tankage identified in Subpart C of Exhibit E-3.

“Tulsa West RCRA Permit” means Permit No. 058078775 issued by the Oklahoma Department of Environmental Quality on June 1, 2009, to which the West Tulsa Refinery is subject.

“Woods Cross Operating” means Woods Cross Operating LLC, a Delaware limited liability company.

Exhibit C-7

Exhibit D

to

Seventh Amended and Restated Master Lease and Access Agreement

Interpretation

As used in this Lease, unless a clear contrary intention appears

(a) any reference to the singular includes the plural and vice versa, any reference to natural persons includes legal persons and vice versa, and any reference to a gender includes the other gender;

(b) the words “hereof”, “herein”, and “hereunder” and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole and not to any particular provision of this Agreement;

(c) any reference to Articles, Sections and Exhibits are, unless otherwise stated, references to Articles, Sections and Exhibits of or to this Agreement. The headings in this Agreement have been inserted for convenience only and shall not be taken into account in its interpretation;

(d) reference to any agreement (including this Agreement), document or instrument means such agreement, document, or instrument as amended, modified or supplemented and in effect from time to time in accordance with the terms thereof and, if applicable, the terms of this Agreement;

(e) the Exhibits hereto form an integral part of this Agreement and are equally binding therewith. Any reference to “this Agreement” shall include such Exhibits;

(f) references to a Person shall include any permitted assignee or successor to such Party in accordance with this Agreement and reference to a Person in a particular capacity excludes such Person in any other capacity;

(g) if any period is referred to in this Agreement by way of reference to a number of days, the days shall be calculated exclusively of the first and inclusively of the last day unless the last day falls on a day that is not a Business Day in which case the last day shall be the next succeeding Business Day;

(h) the use of “or” is not intended to be exclusive unless explicitly indicated otherwise;

(i) references to “$” or to “dollars” shall mean the lawful currency of the United States of America; and

(j) The words “includes,” “including,” or any derivation thereof shall mean “including without limitation” or “including, but not limited to.”

Exhibit D-1

Exhibit E

to

Seventh Amended and Restated Master Lease and Access Agreement

Applicable Term and Applicable Assets

Location	Applicable Term[1]	Applicable Assets
El Dorado Refinery Complex

For El Dorado Logistics	Commencement Date: November 1, 2011 End Date: November 1, 2061 (midnight)	See Exhibit E-1
For El Dorado Operating	Commencement Date: November 1, 2015 End Date: November 1, 2065 (midnight)	See Exhibit E-8
Cheyenne Refinery Complex

For Cheyenne Logistics	Commencement Date: November 1, 2011 End Date: November 1, 2061 (midnight)	See Exhibit E-2
Tulsa Refinery Complex

Group 1 Assets and Group 2 Assets	Commencement Date: March 31, 2010 End Date: March 31, 2060 (midnight)	See Exhibit E-3

Tulsa West Tankage Assets and Receiving Pipelines	Commencement Date: March 31, 2016 End Date: March 31, 2066 (midnight)	See Exhibit E-3

Tulsa Rail and Truck Racks	Commencement Date: January 1, 2021 End Date: March 31, 2066 (midnight)	See Exhibit E-3
Woods Cross Refinery Complex

For HEP Woods Cross	Commencement Date: February 29, 2008 End Date: February 28, 2058 (midnight)	Applicable Assets at Woods Cross Refinery Complex (excluding the Woods Cross Pipeline Pad) See Exhibit E-4
	Commencement Date: September 10, 2010 End Date: February 28, 2058 (midnight)	Woods Cross Pipeline Pad See Exhibit E-5

For Woods Cross Operating	Commencement Date: October 1, 2016 End Date: October 1, 2066 (midnight)	See Exhibit E-9

[1]

At the end of the initial Applicable Term for each Applicable Premises, the term of this Lease as to such Applicable Premises shall be automatically renewed for a maximum of our (4) successive ten-year periods thereafter, subject in all cases to the termination rights set forth in Section 2.1 of the Lease.

Exhibit E

Location	Applicable Term[1]	Applicable Assets
Navajo Refinery Complex
	Commencement Date: February 29, 2008[2] End Date: February 28, 2058 (midnight)	Applicable Assets at Navajo Refinery Complex (excluding the Truck Rack, the Artesia Blending Station, the Artesia Pump and Receiving Stations and the LACT Units) See Exhibit E-6
	Commencement Date: September 10, 2010 End Date: February 28, 2058 (midnight)	Artesia Pump and Receiving Stations See Exhibit E-7
	Commencement Date: January 23, 2020 End Date: February 28, 2058 (midnight)	LACT Units #6007102, #6007103, and the easternmost LACT Unit located in Lane 3 on the land described on Exhibit F-10 and all related equipment See Exhibit E-10
Casper Refinery Complex

For STC	Commencement Date: March 14, 2022 End Date: March 13, 2072	See Exhibit E-11
Sinclair Refinery Complex

For STC	Commencement Date: March 14, 2022 End Date: March 13, 2072	See Exhibit E-12

[2]

Notwithstanding the Commencement Date with respect to the Applicable Assets at the Navajo Refinery Complex described in Item 1 of Exhibit E-6, the Commencement Date with respect to the Applicable Assets at the Navajo Refinery Complex described in Item 2 of Exhibit E-6 shall be January 1, 2021.

Exhibit E

Exhibit E-1

to

Seventh Amended and Restated Master Lease and Access Agreement

Applicable Assets: El Dorado Refinery Complex (for El Dorado Logistics)

1.	The following storage tanks located on the Land described under “Storage Tanks” and “Propane Tank Loading Rack and Tanks 600-621” on Exhibit F-1.

TANK ID NUMBER	CURRENT SERVICE/PRODUCT	NOMINAL CAPACITY, BBLS
1		DEMO

2		DEMO

3	Heavy Slop Oil	40,425

15	ULSD	12,422

16	Light Slop	28,880

17	Finish Gasoline	92,740

18	Finish Gasoline	88,600

19	Finish Gasoline	90,733

20	Finish Gasoline	17,961

21	ULSD	120,639

23	ULSD	113,182

24	ULSD	119,269

25		DEMO

29	CRU1/2 Feed	33,723

30	CRU1/2 Feed	39,417

31	ULSD/Dock	23,792

32	Finish Gasoline	74,847

64	Finish Gasoline	17,961

Exhibit E-1

TANK ID NUMBER	CURRENT SERVICE/PRODUCT	NOMINAL CAPACITY, BBLS

65	Finish Gasoline	17,941

66	CRU1/2 Feed	22,582

75	ULSK	24,938

78	ULSK	9,226

127	Heavy Slop	20,504

654	Sour Distilate	77,596

642	HTU2 Chg. (sour naptha)	78,511

655	HTU2 Chg. (sour naptha)	76,750

649	HTU4 Chg.	100,000

137	Gas Oil/Sour diesel	192,000

138	Gas Oil	193,742

139	Gas Oil	74,792

142	Gas Oil	191,563

143	Gas Oil	191,570

159	Slurry	9,778

167	Slurry	8,908

650	ULSD Dock	36,000

178	VTB Sales	80,000

192		DEMO

212	Coker Chg. (VTB)	96,951

658	Coker Chg (VTB)	96,436

215	AV Jet	67,529

216	Alkylate	72,618

Exhibit E-1

TANK ID NUMBER	CURRENT SERVICE/PRODUCT	NOMINAL CAPACITY, BBLS

218	Gas Oil	77,675

219	Reformate	71,466

220	Light Naptha	71,495

221	Intermediate Naptha	71,508

222	Intermediate Naptha	71,509

223	Reformate	72,893

224	Jet Fuel	71,534

225	HTU1 Chg, kerosene	28,882

226	Finish Gasoline	27,679

227	Natural Gasoline	27,701

230	Diesel (RAM)	4,780

231	Diesel (RAM)	1,923

250	FCCU Gasoline	75,354

251	FCCU Gasoline	75,968

252	FCCU Gasoline	75,968

253	Isom (Pentanes)	74,653

254	Isopentane	19,318

255	Isopentane	19,318

256	TEL Wash	950

447	Finish Gasoline	17,730

448	Gasoline	16,109

453	Ethanol	5,121

457	HTU3 Chg, LSR	32,690

Exhibit E-1

TANK ID NUMBER	CURRENT SERVICE/PRODUCT	NOMINAL CAPACITY, BBLS

458	Isomerate	32,690

490	ULSD	116,094

600	Propane	625

601	Propane	625

602	Propane	625

603	Propane	625

604	Propane	625

605	Propane	625

606	Propane	625

607	Propane	625

608	Propane	625

609	Propane	625

610	Propane	625

611	Propane	625

612	Propane	625

613	Propane	625

614	Propane	625

615	Propane	625

616	Propane	625

617	Propane	625

618	Propane	625

619	Propane	625

620	Propane	575

Exhibit E-1

TANK ID NUMBER	CURRENT SERVICE/PRODUCT	NOMINAL CAPACITY, BBLS

621	Propane	100

640	Coker Chg (VTB)	66,859

641	Biodiesel	6,813

647	Naptha/Diesel	76,600

651	Heavy Atmospheric Gas Oil (HAGO)	32,346

653	Heavy Atmospheric Gas Oil (HAGO)	32,344

656	Diesel (Ram Oil)	500

657	Diesel (Ram Oil)	500

2.	The Refined Products Truck Loading Rack located on the Land described under “Refined Products Truck Loading Rack” on Exhibit F-1.

3.	The Propane Truck Loading Rack located on the Land described under “Propane Truck Loading Rack” on Exhibit F-1.

Exhibit E-1

Exhibit E-2

to

Seventh Amended and Restated Master Lease and Access Agreement

Applicable Assets: Cheyenne Refinery Complex (Cheyenne Logistics)

1.	The following storage tanks located on the Land described under “Storage Tanks” on Exhibit F-2.

TANK ID NUMBER	CURRENT SERVICE/PRODUCT	NOMINAL CAPACITY, BBLS[3]
1-107	Intermediate Distillate	69,942

1-013		DEMO

1-014	Low Sul. Diesel	24,677

1-015	No Lead Gas	24,677

1-016	Ethanol	2,564

1-017	Prem. No Lead Gas	5,034

1-020		DEMO

1-021	Sweet Naphtha / VRU	9,867

1-027	Premium No Lead Service	5,038

1-028		DEMO

1-029		DEMO

1-032	Diesel	10,124

1-033		DEMO

1-040		DEMO

1-048		DEMO

1-049		DEMO

1-050		DEMO

[3]	Nominal capacity is approximate

Exhibit E-2

TANK ID NUMBER	CURRENT SERVICE/PRODUCT	NOMINAL CAPACITY, BBLS[3]

1-051		DEMO

1-052	PG 58-28 (Asphalt)	72,017

1-053	FCCU Slurry	13,506

1-054	FCCU Slurry	24,938

1-055		DEMO

1-056		DEMO

1-058		DEMO

1-090		DEMO

1-091	Water Service	69,965

1-093		DEMO

1-094		DEMO

1-095		DEMO

1-106	Naphtha	120,000

1-108	Distillate	107,000

1-117		DEMO

2-015	ULSD	29,114

2-016	Diesel	28,046

2-017	UC Crack (LCO / Coker Distillate)	28,562

2-020	Gas Oil	10,746

2-021	Gas Oil	10,746

2-022	UC Crack (LCO / Coker Distillate)	9,731

Exhibit E-2

TANK ID NUMBER	CURRENT SERVICE/PRODUCT	NOMINAL CAPACITY, BBLS[3]

2-023	Coker Gas Oil	10,583

2-028	Cat Gas Oil	80,153

2-034	Reformate	23,234

2-035	Alkylate	24,190

2-036		DEMO

2-060	Burner/Distillate	9,846

2-061	Sweet Naphtha	10,096

2-062	Naphtha	9,970

2-063	Crude HSR	10,096

2-067		9,577

2-070	Sub Grade No Lead Gas	32,608

2-071	Premium No Lead Gas	32,612

2-072	Crude	80,581

2-073	Crude	80,551

2-074	Crude	79,766

2-075	Finished NL Gasoline	80,278

2-100	LSR/LSG	41,978

2-101	Soybean Oil Feed	67,021

2-102	No Lead Gas	80,278

2-104	Reformate	54,749

2-105	Cat Gas Oil	54,954

2-118	Light Straight Run	40,609

2-119	FCCU Cat Gas	40,609

2-161	Finished Diesel	40,485

Exhibit E-2

2.	The Refined Products Truck Loading Rack, including the Vapor Recovery Unit, located on the Land described under “Refined Products Truck Loading Rack” on Exhibit F-2.

3.	The two Propane Loading Spots located on the Land described under “Propane Loading Spots” on Exhibit F-2.

4.	The four Crude Oil LACTS Units located on the Land described under “Crude Oil LACTS Units” on Exhibit F-2.

5.	The Crude Receiving Pipeline located on the Land described under “Crude Receiving Pipeline” on Exhibit F-2.

Exhibit E-2

Exhibit E-3

to

Seventh Amended and Restated Master Lease and Access Agreement

Applicable Assets: Tulsa Refinery Complex

A.	Group 1 Assets located on the land described on Exhibit F-3

1.	The following storage tanks located at the Tulsa East Refinery:

TANK ID	REFINED PRODUCT	CAPACITY (BBLS)
10A	ULSD #2 (XT)	67,145

11A	ULSD #2 (XT)	64,382

12	Naphtha	32,000

45	Decant	5,700

102	Kerosene	37,500

103	Kerosene	37,500

104A	ULSD #2 (XT)	37,500

110A	ULSD #2	67,145

111		DEMO

115A	ULSD #2 (XT)	151,000

215	ULSD #2 (XT)	151,000

116A	Kerosene	50,860

117	ULSD #2 (XT)	63,000

444A	Gasoline Blendstock	32,832

450A	Premium Unleaded	12,000

451		DEMO

452A	USLD #2 (XT)	12,000

464A	Unleaded Regular	80,000

465A	Unleaded Regular	79,320

466	Unleaded Regular	79,320

467A	Unleaded Regular	80,000

470A	Unleaded Regular	151,020

472	Unleaded Regular	151,000

473A	Premium Unleaded (ST)	151,020

601	Unleaded Regular	19,000

602	Premium Unleaded (ST)	10,000

603	Out of Service	DEMO

605	Ethanol	5,000

606	Empty	500

Exhibit E-3

2.	The Asphalt Truck Loading Rack

3.	The Propane Truck Loading Rack

4.	The Gasoline/Diesel/Jet Fuel Truck Loading Rack

5.	Two Product Delivery Pipelines

B.	Group 2 Assets located on the land described on Exhibit F-3

1.	The following storage tanks located at the Tulsa East Refinery:

TANK ID	CURRENT SERVICE	CAPACITY (BBLS)
1	Crude	130,450

2	Crude	130,000

3	Crude	116,579

8	Crude	130,233

123	CSO	37,500

471A	Unleaded Regular	151,020

107A	Flux/Asphalt	55,954

108A	Flux/Asphalt	37,500

109	Flux/Asphalt	37,500

125	Flux/Asphalt	37,500

131	Flux/Asphalt	37,500

442		DEMO

445A	Gasoline blendstock	32,787

446		DEMO

460	LSR	80,000

461A	LSR	80,000

17	FCCU LCO	37,500

114	Raw Diesel	131,000

9	Raw gas oil	150,260

15	Raw gas oil	130,000

16	Raw gas oil-Sour	151,078

6A	Raw naphtha	69,082

4	Scanfiner feed	120,566

40	Raw gas oil	5,734

41	CSO	4,032

34	Truck loading-64/22 asphalt	11,798

36A	Truck loading-58/28 asphalt	11,500

124A	Flux/Asphalt	37,500

18A	Slop	37,500

Exhibit E-3

31	Slop	15,000
7A	Naphtha	69,082
14	Naphtha	55,000

2.	The Rail Loading Rack

3.	The Truck Unloading Rack

C.	Tulsa West Crude Tanks located on the land described on Exhibit F-3

The following storage tanks located at the Tulsa West Refinery:

TANK ID NUMBER	CURRENT SERVICE/PRODUCT	NOMINAL CAPACITY, BBLS
13	Crude/Lef	55,000

186	Crude/Lef	55,000

187	Crude/Lef	55,000

188	Crude/Lef	55,000

244	Crude/Lef	55,000

874	Crude/Lef	121,000

D.	Tulsa Rail and Truck Racks located on the land described on Exhibit F-3

1.	Lube Oil Rail Rack

2.	Wax Rail Rack

3.	Black Oil Rail Rack

4.	Lube Oil Truck Rack

5.	Extract Truck Rack

6.	Wax Truck Rack

7.	Extract Rail Rack

8.	Bright Stock Rail Rack, Diesel Rail Rack, L70 Rail Rack

9.	SW MEK Tank 702 Truck Rack

Exhibit E-3

Exhibit E-4

to

Seventh Amended and Restated Master Lease and Access Agreement

Applicable Assets: Woods Cross Refinery Complex

(excluding the Woods Cross Pipeline Pad)

1.	Crude oil tanks identified as numbers 103, 121 and 126 located on the land described on Exhibit F-4.

Exhibit E-4

Exhibit E-5

to

Seventh Amended and Restated Master Lease and Access Agreement

Applicable Assets: Woods Cross Pipeline Pad

1.	12” HEP to UNEV refined products pipeline origin trap and piping, associated SCADA Control building and satellite dish.

2.	8” HEP to Chevron refined products pipeline origin trap and piping.

3.	10” HEP to Pioneer refined products pipeline origin trap and piping.

4.

All equipment, machinery, fixtures and other tangible personal property and improvements used or held for use exclusively in connection with the assets described above, to the extent currently owned by the Relevant Asset Owner.

5.	All other assets used or held for use exclusively in connection with or constituting the assets described above, to the extent owned by the Relevant Asset Owner.

Exhibit E-5

Exhibit E-6

to

Seventh Amended and Restated Master Lease and Access Agreement

Applicable Assets: Navajo Refinery Complex

(excluding the Truck Rack, the Artesia Blending Station, the Artesia Pump and Receiving Stations and the LACT Units)

1.	Crude oil tanks identified as numbers 437 and 1225 (replacement tank for tank 439) located on the land described on Exhibit F-6.

2.	Refined products tanks identified as Tanks 0020, 0021, 0022 and 0023 located on the land described on Exhibit F-6.

Exhibit E-6

Exhibit E-7

to

Seventh Amended and Restated Master Lease and Access Agreement

Applicable Assets: Artesia Pump and Receiving Stations

1.	El Paso 8”/12” Products Pipeline Originating Pump Station

2.	Four Corners 12” Products Pipeline Originating Pump Station

3.	Lovington 8” Pipeline Receiving Station

4.	Lovington 10” Pipeline Receiving Station

5.	Lovington 16” Pipeline Receiving Station

6.	Natural Gas 8” Pipeline Receiving Station

7.	El Paso 6” Pipeline Pump Station

8.	Roswell 4” Pipeline Pump Station

9.

All equipment, machinery, fixtures and other tangible personal property and improvements used or held for use exclusively in connection with the assets described above, to the extent currently owned by the Relevant Asset Owner.

10.	All other assets used or held for use exclusively in connection with or constituting the assets described above, to the extent owned by the Relevant Asset Owner.

Exhibit E-7

Exhibit E-8

to

Seventh Amended and Restated Master Lease and Access Agreement

Applicable Assets: El Dorado Refinery Complex (for El Dorado Operating)

The following located on the land described on Exhibit F-8

1.

Hydrogen Generation Unit within the El Dorado Refinery Complex. The unit has nameplate capacity to produce 17mm standard cubic feet of hydrogen per day, using a feedstock primarily composed of natural gas (methane).

2.

Naphtha Fractionation Unit within the El Dorado Refinery Complex. The unit has a nameplate capacity of 48,000 barrels per day of naphtha feedstock input and produces assorted intermediate and final petroleum products.

Exhibit E-8

Exhibit E-9

to

Seventh Amended and Restated Master Lease and Access Agreement

Applicable Assets: Woods Cross Refinery Complex (for Woods Cross Operating)

The following located on the land described on Exhibit F-9

1.	“Crude Unit 2” is an atmospheric distillation tower within the Woods Cross Refinery Complex, with a nameplate capacity of 15,000 barrels per day.

2.	“FCC Unit 2” is a fluid catalytic cracking unit within the Woods Cross Refinery Complex, with a nameplate capacity of 8,000 barrels per day.

3.	“Polymerization Unit” is a polymerization unit within the Woods Cross Refinery Complex, a nameplate capacity of up to 2,500 barrels per day.

Exhibit E-9

Exhibit E-10

to

Seventh Amended and Restated Master Lease and Access Agreement

Applicable Assets: Navajo Refinery Complex

LACT Units #6007102, #6007102, and the easternmost LACT Unit located in Lane 3 on the land described on Exhibit F-10 and all related equipment

1.	LACT Units #6007102, #6007103, and the easternmost LACT Unit located in Lane 3 on the land described on Exhibit F-10 and all related equipment.

Exhibit E-10

Exhibit E-11

to

Seventh Amended and Restated Master Lease and Access Agreement

Applicable Assets: Casper Refinery Complex

1.	The truck rack located on the land described on Exhibit F-11 and all related equipment.

2.	Tank 227 located on the land described on Exhibit F-11 and all related equipment.

Exhibit E-11

Exhibit E-12

to

Seventh Amended and Restated Master Lease and Access Agreement

Applicable Assets: Sinclair Refinery Complex

1.	The truck rack located on the land described on Exhibit F-12 and all related equipment.

Exhibit E-12

Exhibit F

to

Seventh Amended and Restated Master Lease and Access Agreement

Description of Applicable Premises

1.	El Dorado Refinery Complex (for El Dorado Logistics)

[See Exhibit F-1]

2.	Cheyenne Refinery Complex

[See Exhibit F-2]

3.	Tulsa Refinery Complex

[See Exhibit F-3]

4.	Woods Cross Refinery Complex (excluding the Woods Cross Pipeline Pad)

[See Exhibit F-4]

5.	Woods Cross Pipeline Pad

[See Exhibit F-5]

6.	Navajo Refinery Complex (excluding the Truck Rack, the Artesia Blending Station, the Artesia Pump and Receiving Stations and the LACT Units)

[See Exhibit F-6]

7.	Artesia Pump and Receiving Stations

[See Exhibit F-7]

8.	El Dorado Refinery Complex (for El Dorado Operating)

[See Exhibit F-8]

9.	Woods Cross Refinery Complex (for Woods Cross Operating)

[See Exhibit F-9]

10.	Navajo Refinery Complex (LACT Units)

[See Exhibit F-10]

Exhibit F

11.	Casper Refinery Complex

[See Exhibit F-11]

12.	Sinclair Refinery Complex

[See Exhibit F-12]

For the avoidance of doubt, the Applicable Premises as to Tankage includes only that portion of the land described above upon which the Applicable Assets are situated and does not extend beyond the circular footprint of such Applicable Assets, the legal descriptions set forth herein notwithstanding.

Exhibit F

Exhibit F-1

to

Seventh Amended and Restated Master Lease and Access Agreement

[Legal Description for El Dorado Refinery Complex]

Storage Tanks

Tract 1

(Tanks 3, 15, and 448)

A tract of land lying in the Southeast Quarter of Section 10, Township 26 South, Range 5 East of the Sixth Principal Meridian, Butler County, Kansas, and being more particularly described as follows:

COMMENCING at the northwest corner of the said Southeast Quarter, from whence the northwest corner of the Southwest Quarter of said Section 10 bears South 88°24’26” West a distance of 2650.26 feet;

THENCE South 32°39’24” East a distance of 1,674.34 feet to the POINT OF BEGINNING;

THENCE North 90°00’00” East a distance of 76.12 feet;

THENCE South 01°41’08” East a distance of 193.10 feet;

THENCE South 87°48’56” East a distance of 148.93 feet;

THENCE South 00°58’18” East a distance of 135.27 feet;

THENCE North 87°33’48” West a distance of 160.50 feet;

THENCE North 89°06’29” West a distance of 122.95 feet;

THENCE South 00°20’29” East a distance of 129.20 feet;

THENCE South 89°32’57” West a distance of 97.73 feet;

THENCE North 01°15’33” West a distance of 274.71 feet;

THENCE North 47°02’18” East a distance of 68.31 feet;

THENCE North 90°00’00” East a distance of 102.25 feet;

THENCE North 00°29’09” East a distance of 133.98 feet to the POINT OF BEGINNING.

Said tract of land containing 87,220 square feet or 2.0023 acres more or less.

Exhibit F-1

Tract 2

(Tank 16)

A tract of land lying in the Southeast Quarter of Section 10, Township 26 South, Range 5 East of the Sixth Principal Meridian, Butler County, Kansas, and being more particularly described as follows:

COMMENCING at the northwest corner of the said Southeast Quarter, from whence the northwest corner of the Southwest Quarter of said Section 10 bears South 88°24’26” West a distance of 2650.26 feet;

THENCE South 20°04’17” East a distance of 2,155.66 feet to the POINT OF BEGINNING;

THENCE North 88°49’54” East a distance of 111.73 feet;

THENCE South 00°00’00” West a distance of 104.04 feet;

THENCE North 73°01’07” West a distance of 114.41 feet;

THENCE North 01°54’37” West a distance of 68.39 feet to the POINT OF BEGINNING.

Said tract of land containing 9,512 square feet or 0.2184 acres more or less.

Tract 3

(Tanks 17, 642, 650 and 447)

A tract of land lying in the South Half of Section 10, Township 26 South, Range 5 East of the Sixth Principal Meridian, Butler County, Kansas, and being more particularly described as follows:

COMMENCING at the northwest corner of the Southeast Quarter of said Section 10, from whence the northwest corner of the Southwest Quarter of said Section 10 bears South 88°24’26” West a distance of 2650.26 feet;

THENCE South 11°35’46” West a distance of 1,415.56 feet to the POINT OF BEGINNING;

THENCE North 88°54’16” East a distance of 969.62 feet;

THENCE South 00°10’29” West a distance of 173.43 feet;

THENCE North 89°52’18” West a distance of 296.67 feet;

THENCE South 00°18’30” East a distance of 135.24 feet;

THENCE South 89°39’45” West a distance of 664.39 feet;

THENCE North 01°40’43” West a distance of 293.51 feet to the POINT OF BEGINNING.

Said tract of land containing 249,588 square feet or 5.7298 acres more or less.

Exhibit F-1

Tract 4

(Tanks 18, 19, 20, 32, 64, 65, 75, and 78)

A tract of land lying in the Southeast Quarter of Section 10, Township 26 South, Range 5 East of the Sixth Principal Meridian, Butler County, Kansas, and being more particularly described as follows:

COMMENCING at the northwest corner of the said Southeast Quarter, from whence the northwest corner of the Southwest Quarter of said Section 10 bears South 88°24’26” West a distance of 2650.26 feet;

THENCE South 21°40’09” East a distance of 271.04 feet to the POINT OF BEGINNING;

THENCE North 90°00’00” East a distance of 393.08 feet;

THENCE North 68°12’37” East a distance of 124.83 feet;

THENCE South 89°29’19” East a distance of 112.89 feet;

THENCE South 00°03’51” East a distance of 753.65 feet;

THENCE North 89°22’39” West a distance of 164.23 feet;

THENCE South 00°37’23” West a distance of 164.14 feet;

THENCE South 88°59’44” West a distance of 101.76 feet;

THENCE North 01°01’21” West a distance of 80.96 feet;

THENCE North 89°41’01” West a distance of 111.36 feet;

THENCE South 00°00’43” East a distance of 221.61 feet;

THENCE North 88°49’10” West a distance of 214.01 feet;

THENCE North 05°15’42” West a distance of 444.99 feet;

THENCE North 01°16’34” East a distance of 565.11 feet to the POINT OF BEGINNING.

Said tract of land containing 547,812 square feet or 12.5760 acres more or less.

Tract 5

(Tanks 21, 23, 24, 31, 654, 225, 226, 227, 490 and 641)

A tract of land lying in the Southwest Quarter of Section 10, Township 26 South, Range 5 East of the Sixth Principal Meridian, Butler County, Kansas, and being more particularly described as follows:

COMMENCING at the northeast corner of the said Southwest Quarter, from whence the northwest corner of the Southwest Quarter of said Section 10 bears South 88°24’26” West a distance of 2650.26 feet;

THENCE South 88°24’26” West, along the north line of said Southwest Quarter, a distance of 1,325.13 feet;

THENCE South 01°03’34” East a distance of 367.57 feet to the POINT OF BEGINNING;

Exhibit F-1

THENCE North 87°36’17” East a distance of 205.95 feet;

THENCE North 01°21’23” West a distance of 295.87 feet;

THENCE South 89°31’50” East a distance of 254.89 feet;

THENCE South 03°51’33” East a distance of 186.25 feet;

THENCE South 44°13’56” West a distance of 107.82 feet;

THENCE South 00°03’30” West a distance of 349.66 feet;

THENCE North 87°40’25” East a distance of 332.81 feet;

THENCE North 44°22’24” East a distance of 131.44 feet;

THENCE North 02°12’14” West a distance of 271.63 feet;

THENCE South 90°00’00” West a distance of 104.46 feet;

THENCE North 00°57’20” West a distance of 250.58 feet;

THENCE North 88°25’31” East a distance of 383.91 feet;

THENCE South 02°28’23” East a distance of 305.23 feet;

THENCE South 73°43’44” East a distance of 150.78 feet;

THENCE South 07°50’03” East a distance of 396.39 feet;

THENCE South 87°40’29” West a distance of 586.33 feet;

THENCE South 03°00’15” East a distance of 378.52 feet;

THENCE South 88°37’24” West a distance of 660.09 feet;

THENCE North 03°22’06” West a distance of 360.11 feet;

THENCE North 00°47’50” East a distance of 117.28 feet;

THENCE North 34°42’44” West a distance of 71.74 feet;

THENCE North 01°03’34” West a distance of 292.29 feet to the POINT OF BEGINNING.

Said tract of land containing 861,557 square feet or 19.7786 acres more or less.

Exhibit F-1

Tract 6

(Tanks 215, 216 and 220)

A tract of land lying in the Southwest Quarter of Section 10, Township 26 South, Range 5 East of the Sixth Principal Meridian, Butler County, Kansas, and being more particularly described as follows:

COMMENCING at the northeast corner of the said Southwest Quarter, from whence the northwest corner of said Southwest Quarter bears South 88°24’26” West a distance of 2650.26 feet;

THENCE South 88°24’26” West, along the north line of said Southwest Quarter, a distance of 1,325.13 feet;

THENCE South 01°03’34” East a distance of 659.86 feet;

THENCE South 88°22’51” West a distance of 69.13 feet to the POINT OF BEGINNING;

THENCE South 00°23’41” East a distance of 649.43 feet;

THENCE South 51°54’01” West a distance of 129.14 feet;

THENCE South 01°57’31” East a distance of 116.60 feet;

THENCE South 42°49’35” East a distance of 148.03 feet;

THENCE South 00°18’42” West a distance of 187.73 feet;

THENCE South 88°14’37” West a distance of 301.63 feet;

THENCE North 02°28’43” West a distance of 1,142.50 feet;

THENCE North 88°22’51” East a distance of 344.60 feet to the POINT OF BEGINNING.

Said tract of land containing 348,642 square feet or 8.0037 acres more or less.

Tract 7

(Tanks 219, 221, 222, 223, 224, 250, 251, and 252)

A tract of land lying in the Southwest Quarter of Section 10, Township 26 South, Range 5 East of the Sixth Principal Meridian, Butler County, Kansas, and being more particularly described as follows:

COMMENCING at the northeast corner of the said Southwest Quarter, from whence the northwest corner of the Southwest Quarter of said Section 10 bears South 88°24’26” West a distance of 2650.26 feet;

THENCE South 88°24’26” West, along the north line of said Southwest Quarter, a distance of 1,325.13 feet;

THENCE South 01°03’34” East a distance of 659.86 feet;

THENCE South 88°22’51” West a distance of 543.81 feet to the POINT OF BEGINNING;

THENCE South 00°13’26” West a distance of 212.34 feet;

THENCE South 50°35’42” West a distance of 96.96 feet;

Exhibit F-1

THENCE South 00°19’06” West a distance of 133.48 feet;

THENCE South 61°15’16” East a distance of 95.60 feet;

THENCE South 02°58’18” East a distance of 1,328.34 feet;

THENCE South 45°00’29” West a distance of 167.07 feet;

THENCE North 82°34’14” West a distance of 168.65 feet;

THENCE North 29°08’28” West a distance of 126.92 feet;

THENCE North 02°25’20” West a distance of 642.84 feet;

THENCE North 89°47’54” West a distance of 350.79 feet;

THENCE North 01°55’16” West a distance of 1,103.08 feet;

THENCE North 88°22’51” East a distance of 686.21 feet to the POINT OF BEGINNING.

Said tract of land containing 998,424 square feet or 22.9207 acres more or less.

Tract 8

(Tank 218)

A tract of land lying in the Southwest Quarter of Section 10, Township 26 South, Range 5 East of the Sixth Principal Meridian, Butler County, Kansas, and being more particularly described as follows:

COMMENCING at the northeast corner of the said Southwest Quarter, from whence the northwest corner of the Southwest Quarter of said Section 10 bears South 88°24’26” West a distance of 2650.26 feet;

THENCE South 34°03’37” West a distance of 2,849.63 feet to the POINT OF BEGINNING;

THENCE South 88°56’22” East a distance of 86.29 feet;

THENCE South 52°23’25” East a distance of 114.29 feet;

THENCE South 04°00’10” East a distance of 129.69 feet;

THENCE South 87°47’37” West a distance of 262.75 feet;

THENCE North 04°11’10” West a distance of 131.33 feet;

THENCE North 47°12’38” East a distance of 117.57 feet to the POINT OF BEGINNING.

Said tract of land containing 47,374 square feet or 1.0876 acres more or less.

Exhibit F-1

Tract 9

(Tanks 655, 649, 137, 138 and 139)

A tract of land lying in the Southwest Quarter of Section 10, Township 26 South, Range 5 East of the Sixth Principal Meridian, Butler County, Kansas, and being more particularly described as follows:

COMMENCING at the northeast corner of the said Southwest Quarter, from whence the northwest corner of the Southwest Quarter of said Section 10 bears South 88°24’26” West a distance of 2650.26 feet;

THENCE South 40°38’07” West a distance of 1,838.56 feet to the POINT OF BEGINNING;

THENCE North 89°52’55” East a distance of 626.05 feet;

THENCE South 38°45’27” East a distance of 142.27 feet;

THENCE South 00°34’29” West a distance of 514.76 feet;

THENCE South 37°41’51” West a distance of 200.54 feet;

THENCE South 88°37’07” West a distance of 324.57 feet;

THENCE South 01°24’13” East a distance of 445.50 feet;

THENCE South 87°42’39” West a distance of 227.55 feet;

THENCE North 41°39’02” West a distance of 131.37 feet;

THENCE North 01°20’52” West a distance of 1,059.76 feet;

THENCE North 36°53’11” East a distance of 109.68 feet to the POINT OF BEGINNING.

Said tract of land containing 727,128 square feet or 16.6926 acres more or less.

Tract 10

(Tanks 142 and 143)

A tract of land lying in the Northwest Quarter of Section 15, Township 26 South, Range 5 East of the Sixth Principal Meridian, Butler County, Kansas, and being more particularly described as follows:

COMMENCING at the northwest corner of the said Northwest Quarter of Section 15, from whence the northwest corner of the Southwest Quarter of Section 10, T26S, R5E, Sixth Principal Meridian bears North 00°55’11” West a distance of 2644.19 feet;

THENCE South 09°57’01” East a distance of 492.35 feet to the POINT OF BEGINNING;

THENCE North 88°29’25” East a distance of 502.80 feet;

THENCE South 62°40’57” East a distance of 63.92 feet;

THENCE South 02°58’50” East a distance of 345.87 feet;

Exhibit F-1

THENCE South 86°20’48” West a distance of 564.35 feet;

THENCE North 02°02’46” West a distance of 397.70 feet to the POINT OF BEGINNING.

Said tract of land containing 216,393 square feet or 4.9677 acres more or less.

Tract 11

(Tanks 254, 255 and 256)

A tract of land lying in the Northwest Quarter of Section 15, Township 26 South, Range 5 East of the Sixth Principal Meridian, Butler County, Kansas, and being more particularly described as follows:

COMMENCING at the northwest corner of the said Northwest Quarter of Section 15, from whence the northwest corner of the Southwest Quarter of Section 10, T26S, R5E, Sixth Principal Meridian bears North 00°55’11” West a distance of 2644.19 feet;

THENCE South 79°15’07” East a distance of 773.84 feet to the POINT OF BEGINNING;

THENCE North 86°28’46” East a distance of 53.25 feet;

THENCE South 02°46’48” East a distance of 84.29 feet;

THENCE South 00°25’57” East a distance of 216.62 feet;

THENCE South 90°00’00” West a distance of 101.39 feet;

THENCE North 02°37’59” West a distance of 213.57 feet;

THENCE North 85°32’03” East a distance of 52.49 feet;

THENCE North 00°00’00” East a distance of 80.11 feet to the POINT OF BEGINNING.

Said tract of land containing 27,360 square feet or 0.6281 acres more or less.

Tract 12

(Tanks 178, 212, 658, 230, and 231)

A tract of land lying in the Northeast Quarter of Section 15, Township 26 South, Range 5 East of the Sixth Principal Meridian, Butler County, Kansas, and being more particularly described as follows:

COMMENCING at the northwest corner of the Northwest Quarter of said Section 15, from whence the northwest corner of the Southwest Quarter of Section 10, T26S, R5E, Sixth Principal Meridian bears North 00°55’11” West a distance of 2644.19 feet;

THENCE South 85°06’15” East a distance of 2,940.18 feet to the POINT OF BEGINNING;

THENCE North 86°03’54” East a distance of 311.95 feet;

Exhibit F-1

THENCE North 01°23’53” West a distance of 20.44 feet;

THENCE North 89°55’17” East a distance of 90.83 feet;

THENCE South 05°33’23” East a distance of 56.08 feet;

THENCE South 56°05’10” West a distance of 250.51 feet;

THENCE South 02°24’10” East a distance of 390.70 feet;

THENCE South 88°55’11” West a distance of 200.37 feet;

THENCE North 01°34’52” West a distance of 547.97 feet to the POINT OF BEGINNING.

Said tract of land containing 132,389 square feet or 3.0392 acres more or less.

Tract 13

(Tanks 159 and 167)

A tract of land lying in the Northeast Quarter of Section 15, Township 26 South, Range 5 East of the Sixth Principal Meridian, Butler County, Kansas, and being more particularly described as follows:

COMMENCING at the northwest corner of the Northwest Quarter of said Section 15, from whence the northwest corner of the Southwest Quarter of Section 10, T26S, R5E, Sixth Principal Meridian bears North 00°55’11” West a distance of 2644.19 feet;

THENCE North 88°43’03” East a distance of 3,230.68 feet to the POINT OF BEGINNING;

THENCE North 84°50’40” East a distance of 88.48 feet;

THENCE South 01°50’55” East a distance of 151.75 feet;

THENCE South 87°42’39” West a distance of 91.86 feet;

THENCE North 00°28’33” West a distance of 147.39 feet to the POINT OF BEGINNING.

Said tract of land containing 13,468 square feet or 0.3092 acres more or less.

Tract 15

(Tank 127)

A tract of land lying in the Southeast Quarter of Section 10, Township 26 South, Range 5 East of the Sixth Principal Meridian, Butler County, Kansas, and being more particularly described as follows:

COMMENCING at the northwest corner of the said Southeast Quarter, from whence the northwest corner of the Southwest Quarter of said Section 10 bears South 88°24’26” West a distance of 2650.26 feet;

THENCE South 06°28’34” East a distance of 2,059.89 feet to the POINT OF BEGINNING;

THENCE North 88°10’23” East a distance of 71.34 feet;

Exhibit F-1

THENCE South 00°00’00” West a distance of 75.05 feet;

THENCE South 88°06’47” West a distance of 69.07 feet;

THENCE North 01°44’12” West a distance of 75.09 feet to the POINT OF BEGINNING.

Said tract of land containing 5,269 square feet or 0.1210 acres more or less.

Tract 16

(Tanks 29, 30 and 66)

A tract of land lying in the Southeast Quarter of Section 10, Township 26 South, Range 5 East of the Sixth Principal Meridian, Butler County, Kansas, and being more particularly described as follows:

COMMENCING at the northwest corner of the said Southeast Quarter, from whence the northwest corner of the Southwest Quarter of said Section 10 bears South 88°24’26” West a distance of 2650.26 feet;

THENCE South 03°42’00” East a distance of 1,759.51 feet to the POINT OF BEGINNING;

THENCE North 90°00’00” East a distance of 403.67 feet;

THENCE South 00°22’16” East a distance of 330.67 feet;

THENCE North 89°28’46” West a distance of 117.79 feet;

THENCE North 33°56’44” West a distance of 141.90 feet;

THENCE West a distance of 200.23 feet;

THENCE North 02°18’54” West a distance of 212.06 feet to the POINT OF BEGINNING.

Said tract of land containing 103,314 square feet or 2.3718 acres more or less.

Tract 17

(Tank 453)

A tract of land lying in the Southeast Quarter of Section 10, Township 26 South, Range 5 East of the Sixth Principal Meridian, Butler County, Kansas, and being more particularly described as follows:

COMMENCING at the northwest corner of the said Southeast Quarter, from whence the northwest corner of the Southwest Quarter of said Section 10 bears South 88°24’26” West a distance of 2650.26 feet;

THENCE South 23°15’01” East a distance of 2,282.23 feet to the POINT OF BEGINNING;

THENCE North 80°38’00” East a distance of 79.33 feet;

THENCE South 02°43’41” East a distance of 79.83 feet;

Exhibit F-1

THENCE South 87°44’00” West a distance of 76.81 feet;

THENCE North 04°21’13” West a distance of 70.07 feet to the POINT OF BEGINNING.

Said tract of land containing 5,834 square feet or 0.1339 acres more or less.

Tract 18

(Tanks 253)

A tract of land lying in the Northwest Quarter of Section 15, Township 26 South, Range 5 East of the Sixth Principal Meridian, Butler County, Kansas, and being more particularly described as follows:

COMMENCING at the northwest corner of the said Northwest Quarter of Section 15, from whence the northwest corner of the Southwest Quarter of Section 10, T26S, R5E, Sixth Principal Meridian bears North 00°55’11” West a distance of 2644.19 feet;

THENCE South 86°51’28” East a distance of 958.25 feet to the POINT OF BEGINNING;

THENCE North 87°00’38” East a distance of 220.65 feet;

THENCE South 03°00’49” East a distance of 218.94 feet;

THENCE South 90°00’00” West a distance of 223.64 feet;

THENCE North 02°16’23” West a distance of 207.30 feet to the POINT OF BEGINNING.

Said tract of land containing 47,316 square feet or 1.0862 acres more or less.

Tract 19

(Tanks 457 and 458)

A tract of land lying in the Northwest Quarter of Section 15, Township 26 South, Range 5 East of the Sixth Principal Meridian, Butler County, Kansas, and being more particularly described as follows:

COMMENCING at the northwest corner of the said Northwest Quarter of Section 15, from whence the northwest corner of the Southwest Quarter of Section 10, T26S, R5E, Sixth Principal Meridian bears North 00°55’11” West a distance of 2644.19 feet;

THENCE South 55°24’56” East a distance of 937.55 feet to the POINT OF BEGINNING;

THENCE North 88°27’38” East a distance of 153.75 feet;

THENCE South 02°19’34” East a distance of 325.75 feet;

THENCE South 89°03’40” West a distance of 151.24 feet;

THENCE North 02°46’32” West a distance of 324.21 feet to the POINT OF BEGINNING.

Exhibit F-1

Said tract of land containing 49,544 square feet or 1.1374 acres more or less.

Tract 20

(Tank 640)

A tract of land lying in the Northeast Quarter of Section 15, Township 26 South, Range 5 East of the Sixth Principal Meridian, Butler County, Kansas, and being more particularly described as follows:

COMMENCING at the northwest corner of the Northwest Quarter of said Section 15, from whence the northwest corner of the Southwest Quarter of Section 10, T26S, R5E, Sixth Principal Meridian bears North 00°55’11” West a distance of 2644.19 feet;

THENCE North 88°28’37” East a distance of 2,901.96 feet to the POINT OF BEGINNING;

THENCE continuing North 88°28’37” East a distance of 161.88 feet;

THENCE South 01°09’07” East a distance of 166.25 feet;

THENCE South 89°49’48” West a distance of 161.29 feet;

THENCE North 01°21’57” West a distance of 162.44 feet to the POINT OF BEGINNING.

Said tract of land containing 26,553 square feet or 0.6096 acres more or less.

Tract 21

(Tank 647)

A tract of land lying in the Southwest Quarter of Section 10, Township 26 South, Range 5 East of the Sixth Principal Meridian, Butler County, Kansas, and being more particularly described as follows:

COMMENCING at the northeast corner of the said Southwest Quarter, from whence the northwest corner of the Southwest Quarter of said Section 10 bears South 88°24’26” West a distance of 2650.26 feet;

THENCE South 88°24’26” West, along the north line of said Southwest Quarter, a distance of 869.29 feet;

THENCE South 03°51’33” East a distance of 264.28 feet;

THENCE South 44°13’56” West a distance of 107.82 feet to the POINT OF BEGINNING;

THENCE North 90°00’00” East a distance of 414.78 feet;

THENCE South 02°12’14” East a distance of 242.38 feet;

THENCE South 44°22’24” West a distance of 131.44 feet;

THENCE South 87°40’25” West a distance of 332.81 feet;

Exhibit F-1

THENCE North 00°03’30” East a distance of 349.66 feet to the POINT OF BEGINNING.

Said tract of land containing 139,420 square feet or 3.2006 acres, more or less.

Refined Products Truck Loading Rack

Tract 22

A tract of land lying in the Southwest Quarter of Section 10, Township 26 South, Range 5 East of the Sixth Principal Meridian, Butler County, Kansas, and being more particularly described as follows:

COMMENCING at the southwest corner of the said Southwest Quarter of Section 10, from whence the northwest corner of the Southwest Quarter of Section 10, T26S, R5E, Sixth Principal Meridian bears North 00°55’11” West a distance of 2644.19 feet;

THENCE North 33°26’24” East a distance of 92.46 feet to the POINT OF BEGINNING;

THENCE North 00°54’02” West a distance of 138.96 feet;

THENCE North 06°15’19” West a distance of 148.36 feet;

THENCE North 01°00’00” West a distance of 339.22 feet;

THENCE North 01°59’23” West a distance of 106.61 feet;

THENCE North 89°03’14” East a distance of 359.11 feet;

THENCE South 00°54’13” East a distance of 376.13 feet;

THENCE South 86°14’59” West a distance of 11.84 feet;

THENCE South 00°57’00” East a distance of 387.49 feet;

THENCE South 89°26’08” West a distance of 309.78 feet;

THENCE North 36°44’24” West a distance of 36.56 feet to the POINT OF BEGINNING.

Said tract of land containing 264,128 square feet or 6.0635 acres more or less.

Exhibit F-1

Propane Tank Loading Rack and Tanks 600-621

Tract 23

A tract of land lying in the Southeast Quarter of Section 9, Township 26 South, Range 5 East of the Sixth Principal Meridian, Butler County, Kansas, and being more particularly described as follows:

COMMENCING at the southeast corner of the said Southeast Quarter of Section 9, from whence the northeast corner of the Southeast Quarter of Section 9, T26S, R5E, Sixth Principal Meridian bears North 00°55’11” West a distance of 2644.19 feet;

THENCE North 08°04’04” West a distance of 963.22 feet to the POINT OF BEGINNING;

THENCE South 88°56’02” West a distance of 354.67 feet;

THENCE North 01°31’06” West a distance of 361.38 feet;

THENCE North 45°34’52” West a distance of 273.12 feet;

THENCE North 00°53’06” West a distance of 297.39 feet;

THENCE North 88°50’01” East a distance of 548.73 feet;

THENCE South 01°01’16” East a distance of 854.46 feet to the POINT OF BEGINNING.

Said tract of land containing 380,628 square feet or 8.7380 acres more or less.

Tract 24

Tank #651, 653, 656 and 657

A tract of land lying in the Northeast Quarter of Section 15, Township 26 South, Range 5 East of the Sixth Principal Meridian, Butler County, Kansas, and being more particularly described as follows:

COMMENCING at the northwest corner of the Northwest Quarter of said Section 15, from whence the northwest corner of the Southwest Quarter of Section 10, T26S, R5E, Sixth Principal Meridian bears North 00°55’11” West a distance of 2644.19 feet;

THENCE North 88°28’37” East a distance of 3,063.84 feet to the POINT OF BEGINNING;

THENCE continuing North 88°28’37” East a distance of 167.06 feet;

THENCE South 00°28’33” East a distance of 294.99 feet;

THENCE North 89°55’17” East a distance of 7.96 feet;

THENCE South 01°23’53” East a distance of 20.44 feet;

THENCE South 86°03’54” West a distance of 171.82 feet;

THENCE North 01°09’07” West a distance of 322.82 feet to the POINT OF BEGINNING.

Said tract of land containing 52,919 square feet or 1.2149 acres more or less.

Tract 25

[Intentionally Omitted]

Exhibit F-1

Exhibit F-2

to

Seventh Amended and Restated Master Lease and Access Agreement

[Legal Description for Cheyenne Refinery Complex]

Refined Products Truck Loading Rack

Parcel 1

(Refined Products Truck Loading Rack)

A parcel situate in the NE1/4 of Section 5, Township 13 North, Range 66 West, of the Sixth Principle Meridian, Laramie County, Wyoming. Said parcel defined at the “Refined Products Loading Rack”. The boundary of said parcel being more particularly described as follows:

Beginning at the northeast corner of said parcel, said corner being 2618.15 feet S42°52’48”W of the NE corner of Section 5; thence S77°12’49”E a distance of 263.13 feet (80.201 meters) to a point; thence S26°12’16”E a distance of 367.85 feet (112.122meters) to a point; thence S 63°47’44”W a distance of 250.00 feet (76.200 meters) to a point; thence N26°12’16”W a distance of 533.41 feet (162.584 meters) to a point; thence N63°47’44”E a distance of 45.49 feet (13.864 meters) to the Point of Beginning.

The above parcel of land containing 2.7 acres more or less and subject to all easements and or rights of way that may have been legally acquired.

Storage Tanks

Parcel 2

(Tanks 1-014, 1-015, 1-016, 1-017, 1-021, 1-027,

1-032, 1-106, 1-107 and 1-108)

A parcel situate in the NE1/4 of Section 5, Township 13 North, Range 66 West, of the Sixth Principle Meridian, Laramie County, Wyoming. Said parcel encompassing the following tanks: 106, 107, 13, 14, 15, 16, 17, 21, 27, 32, 33, 40, 48, 49 and 108. The boundary of said parcel being more particularly described as follows:

Beginning at the northwest corner, said corner being 2401.59 feet S48°27’49”W of the NE corner of Section 5; thence N63°49’26”E a distance of 220.00 feet (67.056 meters) to a point; thence N26°12’ 16“W a distance of 100.00 feet (30.48 meters) to a point; thence N63°49’26“E a distance of 245.00 feet (74.676 meters) to a point; thence S26°12’16”E a distance of 634.22 feet (193.311 meters) to a point; thence N63°47’44”E a distance of 85.00 feet (25.908 meters) to a point; thence S26°12’16”E a distance of 90.00 feet (27.432 meters) to a point; thence S63°47’44”W a distance of 90.00 feet (27.432 meters) to a point; thence S26°12’16”E a distance of 195.55 feet (59.603 meters) to a point; thence S63°56’07”W a distance of 50.00 feet (15.240 meters) to a point; thence N26°12’16”W a distance of 195.42 feet (59.566 meters) to a point; thence S63°47’44”W a distance of 75.00 feet (22.860 meters) to a point; thence S26°12’16”E a distance of 85.00 feet (25.908 meters) to a point; thence S63°47’44”W a distance of 189.94 feet (57.893 meters) to a point; thence N26°12’16”W a distance of 85.00 feet (25.908 meters) to a point; thence N63°47’44”E a distance of 100.03 feet (30.490 meters) to a point; thence N26°10’34”W a distance of 90.00 feet (27.432 meters) to a point; thence S63°47’44”W a distance of 100.00 feet (30.480 meters) to a point; thence N26°10’34”W a distance of 279.49 feet (85.189 meters) to a point; thence S63°47’44”W a distance of 145.28 feet (44.281 meters) to a point; thence N26°12’16”W a distance of 254.96 feet (77.713 meters) to a point, said point being the Point of Beginning.

Exhibit F-2

The above parcel of land containing 6.0 acres more or less and subject to all easements and or rights of way that may have been legally acquired.

Parcel 3

(Tank Nos. 1-052, 1-053, 1-054, and 1-091)

A parcel situate in the NE1/4 of Section 5, Township 13 North, Range 66 West, of the Sixth Principle Meridian, Laramie County, Wyoming. Said parcel encompassing the following tanks: 91, 54, 52 and 53. The boundary of said parcel being more particularly described as follows:

Beginning at the northwest corner, said corner being 1892.53 feet S46°24’53”W of the NE corner of Section 5; to a point; thence N63°44’44”E a distance of 313.33 feet (95.502 meters) to a point; thence S26°03’53”E a distance of 142.48 feet (43.429 meters) to a point; thence N 63°56’07”E a distance of 140.00 feet (42.672 meters) to a point; thence S26°03’53”E a distance of 367.00 feet (111.862 meters) to a point; thence S 26°03’53”E a distance of 184.57 feet (56.257 meters) to a point; thence S 63°47’44”W a distance of 321.63 feet (98.034 meters) to a point; thence N26°12’16”W a distance of 90.00 feet (27.432 meters) to a point; thence N 63°47’44”E a distance of 35.00 feet (10.668 meters) to a point; thence N26°12’16”W a distance of 129.27 feet (39.400 meters) to a point; thence N63°44’44”E a distance of 80.00 feet (24.384 meters) to a point; thence N26°12’16”W a distance of 165.00 feet (50.292 meters) to a point; thence S63°44’44”W a distance of 245.00 feet (74.676 meters) to a point; thence N26°12’16”W a distance of 310.00 feet (94.488 meters) to the Point of Beginning.

The above parcel of land containing 5.1 acres more or less and subject to all easements and or rights of way that may have been legally acquired.

Parcel 6

(Tank Nos. 2-015, 2-016, 2-017, 2-020, 2-021, 2-022, 2-023, 2-028,

2-034, 2-035, 2-070, 2-071, 2-100, 2-101, 2-102, 2-104 and 2-105)

A parcel situate in the NE1/4 of Section 5 and the NW1/4 of Section 4, Township 13 North, Range 66 West, of the Sixth Principle Meridian, Laramie County, Wyoming. Said parcel encompassing the following tanks: 15, 16, 17, 20, 21, 22, 23, 28, 34, 35, 36, 70, 71, 100, 101, 102, 104, and 105. The boundary of said parcel being more particularly described as follows:

Beginning at the northwest corner, said corner being 1047.11 feet S39°14’59”W of the NE corner of Section 5; to a point; thence N63°47’10”E a distance of 736.38 feet (224.450 meters) to a point; thence N63°47’10”E a distance of 89.79 feet (27.368 meters) to a point; thence east a distance of 155.88 feet (47.513 meters) along a non-tangential curve concave north having a radius of 6010.00 feet (1831.852 meters) and a central angle of 1°29’10”; to a point; thence S00°00’00”E a distance of 191.71 feet (58.435 meters) to a point; thence S90°00’00”E a distance of 80.00 feet (24.384 meters) to a point; thence S00°00’00”W a distance of 95.00 feet (28.956 meters) to a point; thence N90°00’00”W a distance of 180.00 feet (54.864 meters) to a point; thence S00°00’00”W a distance of 195.00 feet (59.436 meters) to a point; thence N90°00’00”W a distance of 135.00 feet (41.148 meters) to a point; thence S00°00’00”W a distance of 90.00 feet (27.432 meters) to a point; thence N89°41’14”W a distance of 303.77 feet (92.589 meters) to a point; thence S00°18’46”W a distance of 155.00 feet (47.244meters) to a point; thence N82°04’49”W a distance of 169.19 feet (51.570 meters) to a point; thence N26°03’53”W a distance of 419.99 feet (128.014 meters) to the Point of Beginning.

Exhibit F-2

The above parcel of land containing 8.9 acres more or less and subject to all easements and or rights of way that may have been legally acquired.

Parcel 7

(Tank Nos. 2-060, 2-061, 2-062, 2-063 and 2-067)

A parcel situate in the NW1/4 of Section 4, Township 13 North, Range 66 West, of the Sixth Principle Meridian, Laramie County, Wyoming. Said parcel encompassing the following tanks: 60, 61, 62, 63, 67. The boundary of said parcel being more particularly described as follows:

Beginning at the northwest corner, said corner being 991.00 feet S09°14’44”E of the NE corner of Section 5; to a point; thence N00°00’00”E a distance of 130.00 feet (39.624 meters) to a point; thence S90°00’00”E a distance of 175.00 feet (53.340 meters) to a point; thence S00°00’00”W a distance of 75.00 feet (22.860 meters) to a point; thence N90°00’00”W a distance of 65.00 feet (19.812 meters) to a point; thence S00°00’00”W a distance of 55.00 feet (16.764 meters) to a point; thence N90°00’00”W a distance of 110.00 feet (33.528 meters) to the Point of Beginning.

The above parcel of land containing 0.4 acres more or less and subject to all easements and or rights of way that may have been legally acquired.

Parcel 8

(Tank Nos. 2-072, 2-073, 2-074 and 2-075)

A parcel situate in the NE1/4 of Section 5 and the NW1/4 of Section 4, Township 13 North, Range 66 West, of the Sixth Principle Meridian, Laramie County, Wyoming. Said parcel encompassing the following tanks: 72, 73, 74, and 75. The boundary of said parcel being more particularly described as follows:

Beginning at the northeast corner, said corner being 1448.28 feet S15°00’04”W of the NE corner of Section 5; said corner monumented by a 3⁄4” x 24” rebar with a 1 1⁄2” aluminum cap stamped PE PLS 9283; thence N63°56’07”E a distance of 147.49 feet (44.956 meters) to a point; thence S26°03’53”E a distance of 245.00 feet (74.676 meters) to a point; thence N63°56’07”E a distance of 220.00 feet (67.056 meters) to a point; thence S26°03’53”E a distance of 400.00 feet (121.920 meters) to a point; thence S63°56’07”W a distance of 160.00 feet (48.768 meters) to a point; thence N26°03’53”W a distance of 310.00 feet (94.488 meters) to a point; thence S63°56’07”W a distance of 207.49 feet (63.244 meters) to a point; thence N26°03’53”W a distance of 269.50 feet (82.144 meters) to a point; thence N26°03’53”W a distance of 65.50 feet (19.964 meters) to the Point of Beginning.

The above parcel of land containing 2.7 acres more or less and subject to all easements and or rights of way that may have been legally acquired.

Exhibit F-12

Crude Oil LACTS Units

Parcel 5

(Four Crude Oil LACTS Units)

A parcel situate in the NE1/4 of Section 5, Township 13 North, Range 66 West, of the Sixth Principle Meridian, Laramie County, Wyoming. Said parcel encompassing the “Crude LACTS Unit”. The boundary of said parcel being more particularly described as follows:

Beginning at the northwest corner, said corner being 1435.52 feet S27°15’55”W of the NE corner of Section 5; to a point; thence N63°56’07”E a distance of 160.00 feet (48.768 meters) to a point; thence S67°32’22”E a distance of 135.21 feet (41.212 meters) to a point; thence S47°28’57”W a distance of 260.20 feet (79.310 meters) to a point; thence N26°03’53”W a distance of 175.00 feet (53.340 meters) to the Point of Beginning.

The above parcel of land containing 0.7 acres more or less and subject to all easements and or rights of way that may have been legally acquired.

Propane Loading Spots

Parcel 9

(Two Propane Loading Spots)

A parcel situate in the NW1/4 of Section 4, Township 13 North, Range 66 West, of the Sixth Principle Meridian, Laramie County, Wyoming. Said parcel defined as the “LPG Loading & Unloading Dock”. The boundary of said parcel being more particularly described as follows:

Beginning at the northeast corner, said corner being 3728.67 feet S74°53’31”W of the NE corner of Section 4; thence S02°52’25“W a distance of 200.00 feet (60.960 meters); thence N87°07’35“W a distance of 50.00 feet (15.240 meters); thence N02°52’25“E a distance of 200.00 feet (60.960 meters); thence S87°07’35“E a distance of 50.00 feet (15.240 meters) to the Point of Beginning.

The above parcel of land containing 0.2 acres more or less and subject to all easements and or rights of way that may have been legally acquired.

Crude Receiving Pipeline

Parcel 10

(Pipeline Easement)

A parcel situate in the NW1/4 of Section 4 and the NE1/4 of Section 5, Township 13 North, Range 66 West, of the Sixth Principle Meridian, Laramie County, Wyoming. Said parcel defined at the “Pipeline Easement”. The boundary of said parcel being more particularly described as follows:

Beginning at the northeast corner of said parcel, said corner being 527.07 feet S04°36’50”W of the NE corner of Section 5; thence S85°00’51“E a distance of 57.02 feet (17.379 meters) to a point; thence S00°38’13“W a distance of 598.12 feet (182.309 meters) to a point; thence S88°54’22“W a distance of 41.07 feet (12.519 meters) to a point; thence S02°20’56“W a distance of 70.33 feet (21.436 meters) to a point; thence N87°39’04“W a distance of 9.17 feet (2.796 meters) to a point; thence S23°42’20“W a distance of 70.42 feet (21.464 meters) to a point; thence S60°19’01“E a distance of 44.53 feet (13.572 meters) to a point; thence S09°52’15“E a distance of 134.30 feet (40.935 meters) to a point; thence S04°08’32“E a distance of 86.91 feet (26.490 meters) to a point; thence S65°23’34“W a distance of 93.43 feet (28.477 meters) to a point; thence S24°36’26“E a distance of 13.79 feet (4.203 meters) to a point; thence S78°18’41“E a distance of 58.03 feet (17.686 meters) to a point; thence S11°41’19“W a distance of 20.00

Exhibit F-2

feet (6.096 meters) to a point; thence N78°18’41“W a distance of 43.34 feet (13.209 meters) to a point; thence S24°36’26“E a distance of 62.13 feet (18.938 meters) to a point; thence S61°54’06“W a distance of 56.80 feet (17.314 meters) to a point; thence N27°08’41“W a distance of 32.02 feet (9.760 meters) to a point; thence S63°29’56“W a distance of 47.36 feet (14.436 meters) to a point; thence N50°44’04“W a distance of 22.69 feet (6.916 meters) to a point; thence N39°15’56“E a distance of 20.00 feet (6.096 meters) to a point; thence S50°44’04“E a distance of 9.76 feet (2.975 meters) to a point; thence N63°29’55“E a distance of 71.65 feet (21.838 meters) to a point; thence N25°02’54“W a distance of 53.17 feet (16.205 meters) to a point; thence N77°38’15“W a distance of 110.08 feet (33.552 meters) to a point; thence N29°58’48“W a distance of 25.55 feet (7.786 meters) to a point; thence N56°07’26“E a distance of 17.11 feet (5.214 meters) to a point; thence N11°55’04“W a distance of 25.72 feet (7.838 meters) to a point; thence N56°55’04“W a distance of 7.69 feet (2.344 meters) to a point; thence N33°04’56“E a distance of 20.00 feet (6.096 meters) to a point; thence S56°55’04“E a distance of 15.98 feet (4.869 meters) to a point; thence S11°55’04“E a distance of 55.35 feet (16.870 meters) to a point; thence S77°38’15“E a distance of 85.38 feet (26.025 meters) to a point; thence N65°23’34“E a distance of 91.95 feet (28.028 meters) to a point; thence N04°08’32“W a distance of 72.03 feet (21.953 meters) to a point; thence N09°52’15“W a distance of 123.88 feet (37.759 meters) to a point; thence N60°19’01“W a distance of 53.12 feet (16.192 meters) to a point; thence N23°42’20“E a distance of 109.85 feet (33.483 meters) to a point; thence N02°20’56“E a distance of 61.93 feet (18.876 meters) to a point; thence N88°54’22“E a distance of 40.50 feet (12.345 meters) to a point; thence N00°38’13“E a distance of 560.18 feet (170.744 meters) to a point; thence N85°00’51“W a distance of 38.48 feet (11.729 meters) to a point; thence N04°59’07“E a distance of 20.00 feet (6.096 meters) to the Point of Beginning.

The above parcel of land containing 0.8 acres more or less and subject to all easements and or rights of way that may have been legally acquired.

Parcel 12

(Tank #2-118)

A parcel situate in the NW1/4 of Section 4, Township 13 North, Range 66 West, of the Sixth Principle Meridian, Laramie County, Wyoming. The boundary of said parcel being more particularly described as follows:

Beginning at the northwest corner of said parcel, said corner being 783.85 feet S09°29’20”E of the NW corner of Section 4; thence N90°00’00”E a distance of 102.50 feet to a point; thence S00°00’00”E a distance of 102.50 feet to a point; thence N90°00’00”W a distance of 102.50 feet to a point; thence N00°00’00”E a distance of 102.50 feet to the Point of Beginning.

The above parcel of land containing 0.24 acres more or less and subject to all easements and or rights of way that may have been legally acquired.

Exhibit F-2

Parcel 13

(Tank #2-119)

A parcel situate in the NW1/4 of Section 4, Township 13 North, Range 66 West, of the Sixth Principle Meridian, Laramie County, Wyoming. The boundary of said parcel being more particularly described as follows:

Beginning at the northeast corner of said parcel, said corner being 976.71 feet S07°36’10”E of the NW corner of Section 4; thence S00°00’00”E a distance of 10.00 feet to a point; thence N90°00’00”E a distance of 30.00 feet to a point; thence S00°00’00”E a distance of 130.00 feet to a point; thence N90°00’00”W a distance of 165.27 feet to a point; thence N0°06’42”E a distance of 140.00 feet to a point; thence N90°00’00”E a distance of 135.00 feet to the Point of Beginning.

The above parcel of land containing 0.52 acres more or less and subject to all easements and or rights of way that may have been legally acquired.

PARCEL 14

Tank #2-161

A parcel situate in the NW1/4 of Section 4, Township 13 North, Range 66 West, of the Sixth Principle Meridian, Laramie County, Wyoming. The boundary of said parcel being more particularly described as follows:

Beginning at the northwest corner of said parcel, said corner being 905.77 feet S14°49’22”E of the NW corner of Section 4; thence N90°00’00”E a distance of 102.50 feet to a point; thence S00°00’00”E a distance of 102.50 feet to a point; thence N90°00’00”W a distance of 102.5 feet to a point; thence N00°00’00”E a distance of 102.50 feet to the Point of Beginning.

The above parcel of land containing 0.24 acres more or less and subject to all easements and or rights of way that may have been legally acquired.

Exhibit F-2

Exhibit F-3

to

Seventh Amended and Restated Master Lease and Access Agreement

[Legal Description for Tulsa Refinery Complex]

HEP AREA 1

A tract of land lying in the East Half of the Northwest Quarter of Section 23, Township 19 North, Range 12 East of the Indian Base and Meridian, Tulsa County, State of Oklahoma, according to the United States government survey thereof, and being more particularly described as follows:

COMMENCING at southwest corner of the East Half of the Northwest Quarter of said Section 23;

THENCE North 00°54’11” West, along the west line of the East Half of the Northwest Quarter of said Section 23, a distance of 50.00 feet to the POINT OF BEGINNING;

THENCE continuing North 00°54’11” West, along said west line, a distance of 568.06 feet;

THENCE North 89°30’18” East a distance of 209.09 feet;

THENCE North 46°07’38” East a distance of 26.81 feet;

THENCE North 00°05’25” West a distance of 70.74 feet;

THENCE North 89°24’48” East a distance of 133.17 feet;

THENCE South 00°05’25” East a distance of 87.50 feet;

THENCE North 89°24’48” East a distance of 138.57 feet;

THENCE South 39°08’10” East a distance of 13.47 feet;

THENCE South 01°06’24” East a distance of 559.60 feet to a point on the northerly right-of-way line of West 35th Place as established by that certain QUIT CLAIM DEED in favor of Tulsa County recorded in Book 240, Page 133, Tulsa County records;

THENCE South 89°29’57” West, along said northerly right-of-way line, a distance of 510.53 feet to the POINT OF BEGINNING.

Said tract containing 301,738 square feet or 6.9270 acres more or less.

Exhibit F-3

HEP AREA 2

A tract of land lying in the Northeast Quarter of Section 23, Township 19 North, Range 12 East of the Indian Base and Meridian, Tulsa County, State of Oklahoma, according to the United States government survey thereof, and being more particularly described as follows:

COMMENCING at southwest corner of the East Half of the Northwest Quarter of said Section 23;

THENCE North 89°29’57” East, along the south line of the Northwest Quarter of said Section 23, a distance of 1,329.11 feet to the southwest corner of the Northeast Quarter of said Section 23;

THENCE North 00°58’58” West, along the west line of the said Northeast Quarter, a distance of 2,650.41 feet to the northwest corner of the said Northeast Quarter;

THENCE North 89°15’56” East, along the north line of said Northeast Quarter, a distance of 142.62 feet;

THENCE South 00°42’27” East a distance of 15.00 feet to the POINT OF BEGINNING;

THENCE North 89°17’33” East a distance of 100.00 feet;

THENCE South 00°42’27” East a distance of 63.39 feet;

THENCE South 89°17’33” West a distance of 100.00 feet;

THENCE North 00°42’27” West a distance of 63.39 feet to the POINT OF BEGINNING.

Said tract containing 6,339 square feet or 0.1455 acres more or less.

HEP AREA 2A (Tank 36A)

A tract of land lying in the Northeast Quarter of Section 23, Township 19 North, Range 12 East of the Indian Base and Meridian, Tulsa County, State of Oklahoma, and being more particularly described as follows:

COMMENCING at the northwest corner of said Northeast Quarter;

THENCE North 89°17’34” East, along the north line of said Northeast Quarter, a distance of 54.77 feet;

THENCE South 00°58’59” East a distance of 194.44 feet to the POINT OF BEGINNING;

THENCE North 89°01’01” East a distance of 100.00 feet;

THENCE South 00°58’59” East a distance of 110.00 feet;

THENCE South 89°01’01” West a distance of 100.00 feet;

THENCE North 00°58’59” West a distance of 110.00 feet to the POINT OF BEGINNING.

Said tract of land containing 11,000 square feet or 0.2525 acres more or less.

Exhibit F-3

HEP AREA 3

A tract of land lying in the East Half of the Northwest Quarter of Section 23, Township 19 North, Range 12 East of the Indian Base and Meridian, Tulsa County, State of Oklahoma, according to the United States government survey thereof, and being more particularly described as follows:

COMMENCING at southwest corner of the East Half of the Northwest Quarter of said Section 23;

THENCE North 00°54’11” West, along the west line of the East Half of the Northwest Quarter of said Section 23, a distance of 1,626.70 feet;

THENCE North 89°05’49” East a distance of 506.89 feet to the POINT OF BEGINNING;

THENCE North 00°44’21” West a distance of 801.29 feet;

THENCE North 85°18’00” East a distance of 84.27 feet;

THENCE South 83°31’38” East a distance of 117.32 feet;

THENCE South 77°40’15” East a distance of 167.89 feet;

THENCE South 82°22’57” East a distance of 82.28 feet;

THENCE South 00°09’34” West a distance of 740.74 feet;

THENCE South 89°01’16” West a distance of 433.79 feet to the POINT OF BEGINNING.

Said tract containing 343,387 square feet or 7.8831 acres more or less.

HEP AREA 4

A tract of land lying in the East Half of the Southwest Quarter of Section 14, Township 19 North, Range 12 East of the Indian Base and Meridian, Tulsa County, State of Oklahoma, according to the United States government survey thereof, and being more particularly described as follows:

COMMENCING at northwest corner of the East Half of the Southwest Quarter of said Section 14;

THENCE South 01°13’44” East, along the west line of the East Half of the Southwest Quarter of said Section 14, a distance of 737.49 feet to the POINT OF BEGINNING;

THENCE North 89°55’05” East a distance of 264.65 feet;

THENCE North 01°21’11” West a distance of 401.49 feet;

THENCE North 88°59’11” East a distance of 401.89 feet;

THENCE South 01°15’38” East a distance of 401.87 feet;

THENCE North 89°05’13” East a distance of 387.71 feet;

THENCE South 01°05’‘02” East a distance of 1,179.39 feet;

Exhibit F-3

THENCE South 89°05’59” West a distance of 387.07 feet;

THENCE North 01°30’14” West a distance of 795.92 feet;

THENCE South 88°04’21” West a distance of 395.99 feet;

THENCE South 01°21’23” East a distance of 787.85 feet;

THENCE South 89°19’45” West a distance of 265.47 feet to a point on the west line of the East Half of the Southwest Quarter of said Section 14;

THENCE North 01°13’44” West, along said west line, a distance of 1,180.67 feet to the POINT OF BEGINNING.

Said tract containing 1,087,366 square feet or 24.9625 acres more or less.

HEP AREA 5

A tract of land lying in the Southeast Quarter of Section 14, and Government Lots 5 and 6 of Section 13, all in Township 19 North, Range 12 East of the Indian Base and Meridian, Tulsa County, State of Oklahoma, according to the United States government survey thereof, and being more particularly described as follows:

COMMENCING at the northeast corner of the Southeast Quarter of said Section 14;

THENCE South 01°17’59” East, along the common line between said Sections 14 and 13, a distance of 712.02 feet to the POINT OF BEGINNING;

THENCE North 89°41’22” East a distance of 298.19 feet;

THENCE South 16°36’34” East a distance of 394.53 feet;

THENCE South 11°29’12” East a distance of 374.39 feet;

THENCE South 88°37’53” West a distance of 538.01 feet;

THENCE South 00°10’17” East a distance of 375.72 feet;

THENCE North 88°36’24” East a distance of 409.94 feet;

THENCE South 00°36’51” East a distance of 253.54 feet;

THENCE South 69°21’44” West a distance of 246.03 feet;

THENCE North 86°19’14” West a distance of 98.24 feet;

THENCE South 63°37’26” West a distance of 218.69 feet;

THENCE South 58°35’58” West a distance of 258.38 feet;

THENCE North 22°01’14” West a distance of 130.35 feet;

Exhibit F-3

THENCE North 02°27’32” West a distance of 421.71 feet;

THENCE North 00°55’39” West a distance of 1,127.66 feet;

THENCE North 85°45’23” East a distance of 225.17 feet;

THENCE North 89°41’22” East a distance of 244.09 feet to the POINT OF BEGINNING.

Said tract containing 1,108,516 square feet or 25.4480 acres more or less.

HEP AREA 6

A tract of land lying in the Southeast Quarter of Section 14, Township 19 North, Range 12 East of the Indian Base and Meridian, Tulsa County, State of Oklahoma, according to the United States government survey thereof, and being more particularly described as follows:

COMMENCING at the northeast corner of the Southeast Quarter of said Section 14;

THENCE South 01°17’59” East, along the east line of the Southeast Quarter of said Sections 14, a distance of 1,300.40 feet;

THENCE South 88°42’01” West a distance of 878.08 feet to the POINT OF BEGINNING;

THENCE South 89°17’16” West a distance of 128.55 feet;

THENCE North 00°08’03” East a distance of 318.24 feet;

THENCE East a distance of 122.24 feet;

THENCE South 01°00’16” East a distance of 316.69 feet to the POINT OF BEGINNING.

Said tract containing 39,805 square feet or 0.9138 acres more or less.

HEP AREA 7

A tract of land lying in the Northeast Quarter of Section 23, Township 19 North, Range 12 East of the Indian Base and Meridian, Tulsa County, State of Oklahoma, and being more particularly described as follows:

COMMENCING at the northwest corner of said Northeast Quarter;

THENCE North 89°17’34” East, along the north line of said Northeast Quarter, a distance of 366.03 feet;

THENCE South 00°42’26” East a distance of 212.66 feet;

THENCE North 89°01’01” East a distance of 60.00 feet to the POINT OF BEGINNING;

THENCE North 89°01’01” East a distance of 100.00 feet;

THENCE South 00°58’59” East a distance of 55.00 feet;

Exhibit F-3

THENCE South 89°01’01” West a distance of 100.00 feet;

THENCE North 00°58’59” West a distance of 55.00 feet to the POINT OF BEGINNING.

Said tract of land containing 5,500 square feet or 0.1263 acres more or less.

HEP OTHER ASSETS

A tract of land lying in the East Half of the Northwest Quarter and the Northeast Quarter of Section 23, Township 19 North, Range 12 East of the Indian Base and Meridian, Tulsa County, State of Oklahoma, and being more particularly described as follows:

COMMENCING at the northeast corner of the said Northwest Quarter, said point also being the northwest corner of the said Northeast Quarter;

THENCE South 00°58’59” East, along the common line between the Northwest Quarter and the Northeast Quarter, a distance of 564.68 feet to the POINT OF BEGINNING;

THENCE North 88°53’33” East a distance of 13.95 feet;

THENCE South 00°50’02” East a distance of 1,507.22 feet;

THENCE South 89°42’24” West a distance of 188.15 feet;

THENCE North 00°38’14” West a distance of 291.81 feet;

THENCE South 88°54’13” West a distance of 209.06 feet;

THENCE South 01°49’49” East a distance of 268.80 feet;

THENCE South 87°29’45” West a distance of 115.41 feet;

THENCE South 00°12’20” West a distance of 266.41 feet;

THENCE South 89°05’12” West a distance of 316.77 feet;

THENCE North 01°06’24” West a distance of 282.09 feet;

THENCE continuing North 01°06’24” West a distance of 271.57 feet;

THENCE North 86°34’04” West a distance of 80.75 feet;

THENCE South 89°03’38” West a distance of 427.05 feet to a point on the west line of the East Half of the said Northwest Quarter;

THENCE North 00°54’11” West, along said west line, a distance of 1,550.38 feet;

THENCE South 89°26’14” East a distance of 367.80 feet;

THENCE North 87°38’43” East a distance of 141.55 feet;

Exhibit F-3

THENCE South 00°44’21” East a distance of 801.29 feet;

THENCE North 89°01’16” East a distance of 433.79 feet;

THENCE North 00°09’34” East a distance of 447.85 feet;

THENCE North 88°53’33” East a distance of 377.19 feet to the POINT OF BEGINNING.

Said tract containing 1,856,282 square feet or 42.6144 acres more or less.

A tract of land lying in the East Half of the Southwest Quarter and the Southeast Quarter of Section 14, Township 19 North, Range 12 East of the Indian Base and Meridian, Tulsa County, State of Oklahoma, according to the United States government survey thereof, and being more particularly described as follows:

COMMENCING at the southeast corner of the said East Half of the Southwest Quarter, said point also being the southwest corner of the said Southeast Quarter;

THENCE North 01°14’16” West, along the common line between the said Southeast and Southwest Quarter a distance of 1,127.81 feet to the POINT OF BEGINNING;

THENCE South 88°43’23” West a distance of 273.63 feet;

THENCE North 01°05’02” West a distance of 787.59 feet;

THENCE North 01°30’42” West a distance of 402.41 feet;

THENCE North 87°22’40” East a distance of 209.33 feet;

THENCE South 86°32’11” East a distance of 50.14 feet;

THENCE South 57°19’41” East, passing at 17.12 feet the common line between the said Southwest Quarter and the Southeast Quarter, and continuing for a total distance of 41.07 feet;

THENCE South 00°55’38” East a distance of 1,167.85 feet;

THENCE South 88°43’23” West a distance of 13.55 feet to the POINT OF BEGINNING.

Said tract containing 344,581 square feet or 7.9105 acres more or less.

A tract of land lying in Government Lot 6 of Section 13 and the Southeast Quarter of Section 14, Township 19 North, Range 12 East of the Indian Base and Meridian, Tulsa County, Oklahoma, and being more particularly described as follows:

COMMENCING at the northeast corner of the Southeast Quarter of said Section 14;

Exhibit F-3

THENCE South 01°17’58” East, along the common line between said Sections 13 and 14, a distance of 1,466.75 feet to the POINT OF BEGINNING;

THENCE North 88°37’53” East a distance of 337.54 feet;

THENCE South 00°36’51” East a distance of 375.50 feet;

THENCE South 88°36’24” West a distance of 409.94 feet;

THENCE North 00°10’17” West a distance of 375.72 feet;

THENCE North 88°37’53” East a distance of 69.49 feet to the POINT OF BEGINNING.

Said tract of land containing 153,409 square feet or 3.5218 acres more or less.

A tract of land lying in the East Half of the Southwest Quarter of Section 14, Township 19 North, Range 12 East of the Indian Base and Meridian, Tulsa County, Oklahoma, and being more particularly described as follows:

COMMENCING at southeast corner of the Southwest Quarter of said Section 14;

THENCE South 89°17’34” West, along the south line of the said Southwest Quarter, a distance of 273.89 feet;

THENCE North 00°42’26” West a distance of 319.04 feet to the POINT OF BEGINNING;

THENCE South 88°42’44” West a distance of 394.78 feet;

THENCE South 88°24’34” West a distance of 382.43 feet;

THENCE North 02°48’56” West a distance of 422.64 feet;

THENCE North 01°21’23” West a distance of 787.85 feet;

THENCE North 88°04’21” East a distance of 395.99 feet;

THENCE South 01°30’14” East a distance of 795.92 feet;

THENCE North 89°05’59” East a distance of 387.07 feet;

THENCE South 01°45’27” East a distance of 414.21 feet to the POINT OF BEGINNING.

Said tract containing 640,567 square feet or 14.7054 acres more or less.

A tract of land lying in the Southeast Quarter of Section 14, Township 19 North, Range 12 East of the Indian Base and Meridian, Tulsa County, Oklahoma, and being more particularly described as follows:

COMMENCING at southwest corner of the Southeast Quarter of said Section 14;

Exhibit F-3

THENCE North 01°14’16” West, along the west line of the said Southeast Quarter, a distance of 737.88 feet;

THENCE North 88°45’44” East a distance of 118.42 feet to the POINT OF BEGINNING;

THENCE North 00°59’42” West a distance of 366.36 feet;

THENCE North 88°29’12” East a distance of 120.43 feet;

THENCE South 80°02’26” East a distance of 119.54 feet;

THENCE South 73°20’45” East a distance of 75.84 feet;

THENCE South 01°58’57” East a distance of 306.59 feet;

THENCE South 83°09’10” West a distance of 151.16 feet;

THENCE South 89°04’44” West a distance of 164.96 feet to the POINT OF BEGINNING.

Said tract containing 109,842 square feet or 2.5216 acres more or less.

A tract of land lying in the Southeast Quarter of Section 14, Township 19 North, Range 12 East of the Indian Base and Meridian, Tulsa County, Oklahoma, and being more particularly described as follows:

COMMENCING at the northeast corner of the said Southeast Quarter;

THENCE South 01°17’57” East, along the east line of said Southeast Quarter, a distance of 712.02 feet;

THENCE South 89°41’22” West a distance of 244.09 feet;

THENCE South 85°45’23” West a distance of 225.17 feet;

THENCE South 00°55’39” East a distance of 750.57 feet;

THENCE South 88°36’18” West a distance of 405.16 feet;

THENCE South 03°01’49” East a distance of 172.35 feet;

THENCE South 01°12’31” East a distance of 149.87 feet;

THENCE South 88°25’52” West a distance of 134.78 feet;

THENCE South 01°55’23” East a distance of 206.29 feet to the POINT OF BEGINNING;

THENCE North 89°02’26” East a distance of 111.41 feet;

THENCE South 07°07’38” West a distance of 40.12 feet;

Exhibit F-3

THENCE South 02°41’42” East a distance of 52.93 feet;

THENCE South 89°19’36” West a distance of 105.80 feet;

THENCE North 01°56’12” West a distance of 92.11 feet to the POINT OF BEGINNING.

Said tract of land containing 9,850 square feet or 0.2261 acres more or less.

A tract of land lying in the Southeast Quarter of Section 14, Township 19 North, Range 12 East of the Indian Base and Meridian, Tulsa County, Oklahoma, and being more particularly described as follows:

COMMENCING at the northeast corner of the said Southeast Quarter;

THENCE South 01°17’57” East, along the east line of said Southeast Quarter, a distance of 712.02 feet;

THENCE South 89°41’22” West a distance of 244.09 feet;

THENCE South 85°45’23” West a distance of 225.17 feet to the POINT OF BEGINNING;

THENCE South 00°55’39” East a distance of 750.57 feet;

THENCE South 88°36’18” West a distance of 405.16 feet;

THENCE South 03°01’49” East a distance of 172.35 feet;

THENCE South 01°12’31” East a distance of 149.87 feet;

THENCE South 88°25’52” West a distance of 134.78 feet;

THENCE North 01°03’05” West a distance of 494.30 feet;

THENCE North 89°17’16” East a distance of 128.55 feet;

THENCE North 01°00’16” West a distance of 316.69 feet;

THENCE continuing North 01°00’16” West a distance of 273.01 feet;

THENCE North 88°59’37” East a distance of 392.66 feet;

THENCE South 64°59’40” East a distance of 15.02 feet to the POINT OF BEGINNING.

Said tract of land containing 372,460 square feet or 8.5505 acres more or less.

A tract of land lying in the Northeast Quarter of Section 23, Township 19 North, Range 12 East of the Indian Base and Meridian, Tulsa County, State of Oklahoma, and being more particularly described as follows:

Exhibit F-3

COMMENCING at the northwest corner of said Northeast Quarter;

THENCE North 89°17’34” East, along the north line of said Northeast Quarter, a distance of 366.03 feet;

THENCE South 00°42’26” East a distance of 212.66 feet to the POINT OF BEGINNING;

THENCE North 89°01’01” East a distance of 60.00 feet;

THENCE South 00°58’59” East a distance of 110.00 feet;

THENCE South 89°01’01” West a distance of 60.00 feet;

THENCE North 00°58’59” West a distance of 110.00 feet to the POINT OF BEGINNING.

Said tract containing 6,600 square feet or 0.1515 acres more or less.

A tract of land lying in the Northeast Quarter of Section 23, Township 19 North, Range 12 East of the Indian Base and Meridian, Tulsa County, State of Oklahoma, and being more particularly described as follows:

COMMENCING at the northwest corner of said Northeast Quarter;

THENCE North 89°17’34” East, along the north line of said Northeast Quarter, a distance of 260.93 feet;

THENCE South 00°42’26” East a distance of 193.45 feet to the POINT OF BEGINNING;

THENCE North 89°01’01” East a distance of 70.00 feet;

THENCE South 00°58’59” East a distance of 340.00 feet;

THENCE South 89°01’01” West a distance of 70.00 feet;

THENCE North 00°58’59” West a distance of 340.00 feet to the POINT OF BEGINNING.

Said tract containing 23,800 square feet or 0.5464 acres more or less.

A tract of land lying in the Southeast Quarter of Section 14 and the Northeast Quarter of Section 23, Township 19 North, Range 12 East of the Indian Base and Meridian, Tulsa County, Oklahoma, and being more particularly described as follows:

COMMENCING at southwest corner of the Southeast Quarter of said Section 14, said point also being the northwest corner of the Northeast Quarter of said Section 23;

THENCE North 89°17’34” East, along the common line between said Sections 14 and 23, a distance of 883.82 feet to the POINT OF BEGINNING;

THENCE North 01°24’27” West a distance of 1,388.91 feet;

Exhibit F-3

THENCE North 08°33’08” East a distance of 170.84 feet;

THENCE South 81°26’52” East a distance of 20.00 feet;

THENCE South 08°33’08” West a distance of 10.00 feet;

THENCE North 81°26’52” West a distance of 10.00 feet;

THENCE South 08°33’08” West a distance of 38.55 feet;

THENCE South 01°24’27” East a distance of 596.53 feet;

THENCE North 88°35’33” East a distance of 25.00 feet;

THENCE South 01°24’27” East a distance of 25.00 feet;

THENCE South 88°35’33” West a distance of 25.00 feet;

THENCE South 01°24’27” East a distance of 334.27 feet;

THENCE North 88°35’33” East a distance of 61.00 feet;

THENCE South 01°24’27” East a distance of 15.00 feet;

THENCE South 88°35’33” West a distance of 61.00 feet;

THENCE South 01°24’27” East, passing at 537.21 feet the common line between said Sections 14 and 23, and continuing for a total distance of 610.32 feet;

THENCE South 05°22’04” West a distance of 183.62 feet;

THENCE South 01°15’33” East a distance of 475.90 feet;

THENCE North 88°44’27” East a distance of 5.00 feet;

THENCE South 01°15’33” East a distance of 20.00 feet;

THENCE South 88°44’27” West a distance of 15.00 feet;

THENCE North 01°15’33” West a distance of 751.70 feet to the POINT OF BEGINNING.

Said tract containing 58,733 square feet or 1.3483 acres more or less.

A tract of land lying in the East Half of the Northwest Quarter of Section 23, Township 19 North, Range 12 East of the Indian Base and Meridian, Tulsa County, Oklahoma, and being more particularly described as follows:

COMMENCING at the northeast corner of the said Northwest Quarter

Exhibit F-3

THENCE South 89°17’34” West, along the north line of the said Northwest Quarter, a distance of 316.92 feet;

THENCE South 00°42’26” East a distance of 12.00 feet to the POINT OF BEGINNING;

THENCE South 00°42’26” East a distance of 30.00 feet;

THENCE South 89°17’34” West a distance of 140.00 feet;

THENCE North 00°42’26” West a distance of 30.00 feet;

THENCE North 89°17’34” East a distance of 140.00 feet to the POINT OF BEGINNING.

Said tract containing 4,200 square feet or 0.0964 acres more or less.

TULSA WEST CRUDE TANKS

A tract of land lying in Government Lot 3 and the Southeast Quarter of the Northwest Quarter of Section 10, Township 19 North, Range 12 East of the Indian Base and Meridian, Tulsa County, Oklahoma, and being more particularly described as follows:

COMMENCING at southwest comer of said Section 10;

THENCE North 00°56’21” West, along the west line of said Section 10, passing at a distance of 2639.64 feet the southwest corner of said Government Lot 3, and continuing for a total distance of 3,114.79 feet;

THENCE North 89°03’39” East a distance of 883.07 feet to the POINT OF BEGINNING;

THENCE North 01°36’45” West a distance of 400.65 feet;

THENCE North 88°42’12” East a distance of 675.09 feet;

THENCE South 87°37’46” East a distance of 615.59 feet;

THENCE South 00°27’ 14” East a distance of 238.27 feet;

THENCE South 08°03’33” West a distance of 160.30 feet;

THENCE North 71°42’21” West a distance of 73.92 feet;

THENCE North 85°43’28” West a distance of 118.59 feet;

THENCE South 89°46’36” West a distance of 85.65 feet;

THENCE South 41°20’58” West a distance of 92.00 feet;

THENCE South 01°20’24” East a distance of 294.01 feet;

THENCE South 88°39’36” West a distance of 926.88 feet;

Exhibit F-3

THENCE North 00°33’26” West a distance of 359.66 feet to the POINT OF BEGINNING.

Said tract of land containing 838,080 square feet or 19.2397 acres.

TULSA RAIL AND TRUCK RACKS

Lube Oil Rail Rack

Legal Description

A TRACT OF LAND SITUATED IN THE NORTHWEST QUARTER OF THE SOUTHWEST QUARTER OF SECTION 11, TOWNSHIP 19 NORTH, RANGE 12 EAST, IBM, TULSA COUNTY, OKLAHOMA AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT THE SOUTHWEST CORNER OF THIS TRACT WHICH LIES N01°32’08“W ALONG THE WEST LINE OF SAID SECTION A DISTANCE OF 1893.74 FEET AND N88°27’52”E 261.85 FEET FROM THE SOUTHWEST CORNER OF SAID SECTION; THEN N00°19’08”W 52.91 FEET TO THE NORTHWEST CORNER OF THIS TRACT; THEN N89°40’52“E 15.00 FEET TO AN INTERIOR CORNER OF THIS TRACT; THEN N00°19’08“W 6.00 FEET TO A CORNER OF THIS TRACT; THEN N89°40’52”E 9.0 FEET TO A CORNER OF THIS TRACT; THEN S00°19’08”E 6.00 FEET TO AN INTERIOR CORNER OF THIS

Exhibit F-3

TRACT; THEN N89°40’52’‘E PARALLEL TO EXISTING RAIL ROAD TRACKS A DISTANCE OF 339.08 FEET TO A POINT ON A CURVE TO THE LEFT; THEN NORTHEASTERLY ALONG THE ARC OF SAID CURVE HAVING A RADIUS OF 356.35 FEET, A CHORD BEARS N69°07’44’‘E A DISTANCE OF 215.13 FEET, THE ARC DISTANCE OF 218.54 TO A CORNER ON THIS TRACT; THEN N44°39’23“E PARALLEL TO SAID RAILROAD TRACKS A DISTANCE OF 15.49 FEET; THEN S44°34’23’‘E 13.00 FEET TO THE MOST EASTERLY CORNER OF THIS TRACT AND BEING A POINT ON A CURVE TO THE RIGHT; THEN SOUTHWESTERLY ALONG THE ARC OF SAID CURVE HAVING A RADIUS OF 534.24 FEET, A CHORD BEARS S51°56’12“W A DISTANCE OF 148.75 FEET, THE ARC DISTANCE OF 149.23 FEET TO A CORNER ON THIS TRACT AND BEING A POINT ON A CURVE TO THE RIGHT; THEN SOUTHWESTERLY ALONG THE ARC OF SAID CURVE HAVING A RADIUS OF 377.33 FEET, A CHORD BEARS S75°25’55“W A DISTANCE OF 158.55 FEET, THE ARC DISTANCE OF 159.74 FEET TO A CORNER ON THIS TRACT; THEN S89°40’52”W PARALLEL TO SAID RAILROAD TRACKS A DISTANCE OF 313.24 FEET TO THE POINT OF BEGINNING AND CONTAINING 0.60 ACRES MORE OR LESS.

As depicted in Drawing Number 1, shown on the next page.

Exhibit F-3

Depiction

N00°19'08"W
6.00'
N89°40'52"E
9.00'
S00°19'08"E
6.00'
N89°40'52"E
15.00'
N89°40'52"E - 339.08'
PUMP
0.60 ACRES
RAILROAD TRACKS
LUBE OIL RAIL RACK
P.O.B.
S89°40'52"W - 313.24'
N88°27'52"E
261.85'
R=356.35'
L=218.54'
CHD. BRG.=N69°07'44"E
CH. DIST.=215.13'
N44°39'23"E
15.49'
S44°34'23"E
13.00'
R=534.24'
L=149.23'
CHD. BRG.=S51°56'12"W
CH. DIST.=148.75'
R=377.33'
L=159.74'
CHD. BRG.=S75°25'55"W
CH. DIST.=158.55'
N01°32'08"W
1893.74'
"Y" CHISLED IN CONC. (SEE NOTE 3)

DESCRIPTION

NOTE:

1. BEARINGS SHOWN HEREON ARE GRID AND CONFORM TO THE OKLAHOMA COORDINATE SYSTEM OKLAHOMA NORTH, NORTH AMERICAN DATUM 1983. DISTANCES ARE SURFACE VALUES.
2. NO MONUMENTS SET THIS SURVEY PER CLIENT REQUEST
3. A MAGNETIC NAIL AT THE SOUTH QUARTER CORNER OF SECTION 10 BEARS S88°31'28"W 2649.14 FEET.

50 0 50 100 FEET

Scale: 1"=50'

I, HEREBY CERTIFY THAT I DIRECTED AND AM RESPONSIBLE FOR THIS SURVEY, THAT THIS SURVEY IS TRUE AND CORRECT TO THE BEST OF MY KNOWLEDGE AND BELIEF, AND THAT THIS SURVEY AND PLAT MEET THE MINIMUM STANDARDS FOR SURVEYING IN OKLAHOMA

1430

6/19/09

GARY G. EIDSON No. 1430

PROVIDING SURVEYING SERVICES SINCE 1946
JOHN WEST SURVEYING COMPANY
412 N. DAL PASO
HOBBS, N.M. 88240
(575) 393-3117
OKLAHOMA C.A. 3845
EXP.6/30/11

HOLLY ENERGY PARTNERS

LUBE OIL RAIL RACK

SURVEY OF A TRACT OF LAND SITUATED IN NW/4 SW/4 SECTION 11, TOWNSHIP 19 NORTH, RANGE 12 EAST, IBM, TULSA COUNTY, OKLAHOMA

Survey Date: 6/4/09	Sheet 1 of 1 Sheets
W.O. Number: 09.11.0497	Drawn By: LA
Date: 6/15/09	09110497_B

Exhibit F-3

Wax Rail Rack

Legal Description

A TRACT OF LAND SITUATED IN THE NORTHEAST QUARTER OF THE SOUTHEAST QUARTER OF SECTION 10, TOWNSHIP 19 NORTH, RANGE 12 EAST, IBM, TULSA COUNTY, OKLAHOMA AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT THE SOUTHWEST CORNER OF THIS TRACT WHICH LIES S88°31’26“W ALONG THE SOUTH LINE OF SAID SECTION A DISTANCE OF 691.7 FEET AND N01°28’34“W 2010.63 FEET FROM THE SOUTHEAST CORNER OF SAID SECTION; THEN N00°59’54“W 34.00 FEET TO THE NORTHWEST CORNER OF THIS TRACT; THEN N89°00’06“E PARALLEL TO EXISTING RAILROAD TRACKS A DISTANCE OF 294.40 FEET TO THE NORTHEAST CORNER OF THIS TRACT; THEN S00°59’54“E 34.00 FEET TO THE SOUTHEAST CORNER OF THIS TRACT; THEN S89°00’06“W PARALLEL TO SAID RAILROAD TRACKS AT 137.40 FEET AN EXISTING BUILDING CORNER, IN ALL 294.40 FEET TO THE POINT OF BEGINNING AND CONTAINING 0.23 ACRES MORE OR LESS.

As depicted in Drawing Number 2, shown on the next page.

Exhibit F-3

Depiction

N89°00'06"E - 294.40'
WAX RAIL RACK
0.23 ACRES
RAILROAD TRACKS
N00°59'54"W
34.00'
S00°59'54"E
34.00'
S89°00'06"W - 294.40'
P.O.B.
157.00'
137.40'
EXISTING BUILDING
EXISTING BRICK BUILDING
N01°28'34"W - 2010.63'
1957.47'
691.67'
S88°31'26"W
10
11
15
14
MAG NAIL
1/4 COR.
MAG NAIL

DESCRIPTION

I HEREBY CERTIFY THAT I DIRECTED AND AM RESPONSIBLE FOR THIS SURVEY, THAT THIS SURVEY IS TRUE AND CORRECT TO THE BEST OF MY KNOWLEDGE AND BELIEF, AND THAT THIS SURVEY AND PLAT MEET THE MINIMUM STANDARDS FOR SURVEYING IN OKLAHOMA

30 0 30 60 FEET
Scale: 1"=30'

NOTE: 1. BEARINGS SHOWN HEREON ARE GRID AND CONFORM TO THE OKLAHOMA COORDINATE SYSTEM OKLAHOMA NORTH NORTH AMERICAN DATUM 1983. DISTANCES ARE SURFACE VALUES.

2. NO MONUMENTS SET THIS SURVEY PER CLIENT REQUEST

REGISTERED PROFESSIONAL LAND SURVEYOR
GARY G. EIDSON
1430
OKLAHOMA

Gary G. Eidson 6/19/09
GARY G. EIDSON OK P.S. No. 1430

PROVIDING SURVEYING SERVICES
SINCE 1946
JOHN WEST SURVEYING COMPANY
412 N. DAL PASO
HOBBS, N.M. 88240
(575) 393-3117
OKLAHOMA C.A. 384LS
EXP:6/30/11

HOLLY ENERGY PARTNERS

#2
WAX RAIL RACK
SURVEY OF A TRACT OF LAND SITUATED IN THE NE/4 SE/4
SECTION 10, TOWNSHIP 19 NORTH, RANGE 12 EAST,
IBM, TULSA COUNTY, OKLAHOMA

Survey Date: 6/4/09	Sheet 1 of 1 Sheets
W.O. Number: 09.11.0497	Drawn By: LA
Date: 6/15/09	09110497_5

Exhibit F-3

Black Oil Rail Rack

Legal Description

A TRACT OF LAND SITUATED IN THE SOUTHWEST QUARTER OF THE NORTHEAST QUARTER OF SECTION 10, TOWNSHIP 19 NORTH, RANGE 12 EAST, IBM, TULSA COUNTY, OKLAHOMA AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT THE SOUTHWEST CORNER OF THIS TRACT WHICH LIES N88°31’26“E ALONG THE SOUTH LINE OF SAID SECTION A DISTANCE OF 329.04 FEET AND N01°28’34”W 2861.75 FEET FROM THE SOUTH QUARTER CORNER OF SAID SECTION; THEN N01°14’56“W 43.55 FEET TO THE NORTHWEST CORNER OF THIS TRACT; THEN N88°45’04“E PARALLEL TO EXISTING RAILROAD TRACKS A DISTANCE OF 284.00 FEET TO THE NORTHEAST CORNER OF THIS TRACT; THEN S01°14’56“E 43.55 FEET TO THE SOUTHEAST CORNER OF THIS TRACT; THEN S88°45’04“W PARALLEL TO SAID RAILROAD TRACKS A DISTANCE OF 284.00 FEET TO THE POINT OF BEGINNING AND CONTAINING 0.28 ACRES MORE OR LESS.

As depicted in Drawing Number 3, shown on the next page.

Exhibit F-3

Depiction

N88°45'04"E - 284.00'
RAILROAD TRACKS
RAILROAD TRACKS
BLACK OIL RAIL RACK
0.28 ACRES
N01°14'56"W 43.55'
S01°14'56"E 43.55'
S88°45'04"W - 284.00'
P.O.B.
N01°28'34"W - 2861.75'

DESCRIPTION

1/4 COR. MAG NAIL
328.04'
N88°31'26"E
2330.70'
"X" CHISLED IN CONC.

NOTE: 1. BEARINGS SHOWN HEREON ARE GRID AND CONFORM TO THE OKLAHOMA COORDINATE SYSTEM OKLAHOMA NORTH, NORTH AMERICAN DATUM 1983. DISTANCES ARE SURFACE VALUES.

2. NO MONUMENTS SET THIS SURVEY PER CLIENT REQUEST.

I HEREBY CERTIFY THAT I DIRECTED AND AM RESPONSIBLE FOR THIS SURVEY, THAT THIS SURVEY IS TRUE AND CORRECT TO THE BEST OF MY KNOWLEDGE AND BELIEF, AND THAT THIS SURVEY AND PLAT MEET THE MINIMUM STANDARDS FOR SURVEYING IN OKLAHOMA.

GARY G. EIDSON, P.L.S. No. 1435 6/15/09

PROVIDING SURVEYING SERVICES SINCE 1946
JOHN WEST SURVEYING COMPANY
412 N. DAL PASO
HOBBS, N.M. 88240
(575) 393-3117
OKLAHOMA C.A. 3841S
EXP.6/30/11

30 0 30 60 FEET
Scale:1"=30'

HOLLY ENERGY PARTNERS

#3

BLACK OIL RAIL RACK

SURVEY OF A TRACT OF LAND SITUATED IN SW/4 NE/4 SECTION 10, TOWNSHIP 19 NORTH, RANGE 12 EAST, IBM, TULSA COUNTY, OKLAHOMA

Survey Date: 6/4/09	Sheet 1 of 1 Sheets
W.O. Number: 09.11.0497	Drawn By: LA
Date: 6/12/09	09110497_4 REV.6/24/09

Exhibit F-3

Lube Oil Truck Rack

Legal Description

A TRACT OF LAND SITUATED IN THE NORTHWEST QUARTER OF THE SOUTHWEST QUARTER OF SECTION 11, TOWNSHIP 19 NORTH, RANGE 12 EAST, IBM, TULSA COUNTY, OKLAHOMA AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT THE SOUTHWEST CORNER OF THIS TRACT WHICH LIES N01°32’08“W ALONG THE WEST LINE OF SAID SECTION A DISTANCE OF 1603.57 FEET AND N88°27’52“E 23.72 FEET FROM THE SOUTHWEST CORNER OF SAID SECTION; THEN N00°23’48“W 101.00 FEET TO AN INTERIOR CORNER OF THIS TRACT; THEN N89°56’41“W 12.42 FEET A CORNER OF THIS TRACT; THEN N00°20’56“W 45.02 FEET TO THE NORTHWEST CORNER OF THIS TRACT; THEN N89°01’35“E 103.22 FEET TO THE NORTHEAST CORNER OF THIS TRACT; THEN S00°34’14“E 147.43 FEET TO THE SOUTHEAST CORNER OF THIS TRACT; THEN S89°46’45“W 91.28 FEET TO THE POINT OF BEGINNING AND CONTAINING 0.32 ACRES MORE OR LESS.

As shown in Drawing Number 4, shown on the next page.

Exhibit F-3

Depiction

N89°01'35"E - 103.22'
N00°20'56"W - 45.02'
N89°56'41"W
12.42'
LUBE OIL TRUCK RACK
0.32 ACRES
N01°32'08"W
N00°23'48"W - 101.00'
S00°34'14"E - 147.43'
P.O.B.
S89°46'45"W - 91.28'
N88°27'52"E
23.72'
1603.57'
S88°31'26"W
2649.14'
10 | 11
15 | 14
MAG NAIL
"X" CHISLED IN CONC.
GARY G. EIDSON
1430
OKLAHOMA

NOTE: 1. BEARINGS SHOWN HEREON ARE GRID AND CONFORM TO THE OKLAHOMA COORDINATE SYSTEM OKLAHOMA NORTH, NORTH AMERICAN DATUM 1983. DISTANCES ARE SURFACE VALUES.

2. NO MONUMENTS SET THIS SURVEY PER CLIENT REQUEST

DESCRIPTION

I HEREBY CERTIFY THAT I DIRECTED AND AM RESPONSIBLE FOR THIS SURVEY, THAT THIS SURVEY IS TRUE AND CORRECT TO THE BEST OF MY KNOWLEDGE AND BELIEF, AND THAT THIS SURVEY AND PLAT MEET THE MINIMUM STANDARDS FOR SURVEYING IN OKLAHOMA

30 0 30 60 FEET
Scale: 1"=30'

Gary G. Eidson 6/19/09
GARY G. EIDSON OK P.S. No. 1430

PROVIDING SURVEYING SERVICES
SINCE 1946
JOHN WEST SURVEYING COMPANY
412 N. DAL PASO
HOBBS, N.M. 88240
(575) 393-3117
OKLAHOMA C.A. 384LS
EXP 6/30/11

HOLLY ENERGY PARTNERS

#4

LUBE OIL TRUCK RACK

SURVEY OF A TRACT OF LAND SITUATED IN NW/4 SW/4 SECTION 11, TOWNSHIP 19 NORTH, RANGE 12 EAST, IBM, TULSA COUNTY, OKLAHOMA

Survey Date: 6/4/09	Sheet 1 of 1 Sheets
W.O. Number: 09.11.0497	Drawn By: LA
Date: 6/15/09	09110497_7

Exhibit F-3

Extract Truck Rack

Legal Description

A TRACT OF LAND SITUATED IN THE NORTHEAST QUARTER OF THE SOUTHEAST QUARTER OF SECTION 10, TOWNSHIP 19 NORTH, RANGE 12 EAST, IBM, TULSA COUNTY, OKLAHOMA AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT THE SOUTHEAST CORNER OF THIS TRACT WHICH LIES S88°31’26“W ALONG THE SOUTH LINE OF SAID SECTION A DISTANCE OF 952.02 FEET AND N01°28’34“W 2606.48 FEET FROM THE SOUTHEAST CORNER OF SAID SECTION; THEN S89°02’24“W 94.20 FEET TO THE SOUTHWEST CORNER OF THIS TRACT; THEN N00°57’36“W 29.00 FEET TO THE NORTHWEST CORNER OF THIS TRACT; THEN N89°02’24“E 94.20 FEET TO THE NORTHEAST CORNER OF THIS TRACT; THEN S00°57’36’‘E 29.00 FEET TO THE POINT OF BEGINNING AND CONTAINING 0.06 ACRES MORE OR LESS.

As depicted in Drawing Number 5, shown on the next page.

Exhibit F-3

Depiction

N89°02'24"E - 94.20'
N00°57'36"W - 29.00'
S00°57'36"E - 29.00'
EXTRACT TRUCK RACK
0.06 ACRES
S89°02'24"W - 94.20'
P.O.B.
2606.48'
N01°28'34"W
1697.12'
S88°31'26"W
952.02'
10
11
15
14
1/4 COR.
MAG NAIL
"X" CHISLED
IN CONC.

NOTE: 1. BEARINGS SHOWN HEREON ARE GRID AND CONFORM TO THE OKLAHOMA COORDINATE SYSTEM OKLAHOMA NORTH, NORTH AMERICAN DATUM 1983. DISTANCES ARE SURFACE VALUES.

2. NO MONUMENTS SET THIS SURVEY PER CLIENT REQUEST

10 0 10 20 FEET

Scale:1"=10'

REGISTERED PROFESSIONAL LAND SURVEYOR
GARY G. EIDSON
1430
OKLAHOMA

I HEREBY CERTIFY THAT I DIRECTED AND AM RESPONSIBLE FOR THIS SURVEY, THAT THIS SURVEY IS TRUE AND CORRECT TO THE BEST OF MY KNOWLEDGE AND BELIEF, AND THAT THIS SURVEY AND PLAT MEET THE MINIMUM STANDARDS FOR SURVEYING IN OKLAHOMA

Gary G. Eidson 6/19/09

GARY G. EIDSON OK P.S. No. 1430

PROVIDING SURVEYING SERVICES
SINCE 1946
JOHN WEST SURVEYING COMPANY
412 N. DAL PASO
HOBBS, N.M. 88240
(575) 393-3117
OKLAHOMA C.A. 3841LS
EXP.6/30/11

DESCRIPTION

HOLLY ENERGY PARTNERS

Site 5

EXTRACT TRUCK RACK

SURVEY OF A TRACT OF LAND SITUATED IN NE/4 SE/4 SECTION 10, TOWNSHIP 19 NORTH, RANGE 12 EAST, IBM, TULSA COUNTY, OKLAHOMA

Survey Date: 6/4/09	Sheet 1 of 1 Sheets
W.O. Number: 09.11.0497	Drawn By: LA
Date: 6/18/09	09110497_12 REV:

Exhibit F-3

Wax Truck Rack

Legal Description

A TRACT OF LAND SITUATED IN THE NORTHEAST QUARTER OF THE SOUTHEAST QUARTER OF SECTION 10, TOWNSHIP 19 NORTH, RANGE 12 EAST, IBM, TULSA COUNTY, OKLAHOMA AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT THE SOUTHEAST CORNER OF THIS TRACT WHICH LIES S88°31’26“W ALONG THE SOUTH LINE OF SAID SECTION A DISTANCE OF 665.37 FEET AND N01°28’34“W 2090.64 FEET FROM THE SOUTHEAST CORNER OF SAID SECTION; THEN N89°53’03“W 29.16 FEET TO THE SOUTHWEST CORNER OF THIS TRACT; THEN N00°03’20“W 72.18 FEET TO THE NORTHWEST CORNER OF THIS TRACT; THEN S89°53’03“E 29.16 FEET TO THE NORTHEAST CORNER OF THIS TRACT; THEN S00°03’20“E 72.18 FEET TO THE POINT OF BEGINNING AND CONTAINING 0.05 ACRES MORE OR LESS.

As depicted in Drawing Number 7, shown on the next page.

Exhibit F-3

Depiction

S89°53'03"E - 29.16'
N00°03'20"W - 72.18'
S00°03'20"E - 72.18'
WAX TRUCK RACK
0.05 ACRES
N89°53'03"W - 29.16'
P.O.B.
2090.64'
N01°28'34"W
1983.77'
S88°31'26"W
1/4 COR.
MAG NAIL

DESCRIPTION

NOTE:
1. BEARINGS SHOWN HEREON ARE GRID AND CONFORM TO THE OKLAHOMA COORDINATE SYSTEM OKLAHOMA NORTH, NORTH AMERICAN DATUM 1983. DISTANCES ARE SURFACE VALUES.
2. NO MONUMENTS SET THIS SURVEY PER CLIENT REQUEST

REGISTERED PROFESSIONAL LAND SURVEYOR
GARY G. EIDSON
1430
OKLAHOMA

10 0 10 20 FEET
Scale:1"=10'

I HEREBY CERTIFY THAT I DIRECTED AND AM RESPONSIBLE FOR THIS SURVEY, THAT THIS SURVEY IS TRUE AND CORRECT TO THE BEST OF MY KNOWLEDGE AND BELIEF, AND THAT THIS SURVEY AND PLAT MEET THE MINIMUM STANDARDS FOR SURVEYING IN OKLAHOMA

Gary G. Eidson 6/19/09
GARY G. EIDSON OK P.S. No. 1430

PROVIDING SURVEYING SERVICES SINCE 1946
JOHN WEST SURVEYING COMPANY
412 N. DAL PASO
HOBBS, N.M. 88240
(575) 393-3117
OKLAHOMA C.A. 3841LS
EXP.6/30/11

HOLLY ENERGY PARTNERS

#7

WAX TRUCK RACK
SURVEY OF A TRACT OF LAND SITUATED IN NE/4 SE/4 SECTION 10, TOWNSHIP 19 NORTH, RANGE 12 EAST, IBM, TULSA COUNTY, OKLAHOMA

Survey Date: 6/4/09	Sheet 1 of 1 Sheets
W.O. Number: 09.11.0497	Drawn By: LA
Date: 6/12/09	09110497_3

Exhibit F-3

Extract Rail Rack

Legal Description

A TRACT OF LAND SITUATED IN THE NORTHEAST QUARTER OF THE SOUTHEAST QUARTER OF SECTION 10, TOWNSHIP 19 NORTH, RANGE 12 EAST, IBM, TULSA COUNTY, OKLAHOMA AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT A CORNER OF THIS TRACT WHICH LIES S88°31’26“W ALONG THE SOUTH LINE OF SAID SECTION A DISTANCE OF 1017.18 FEET AND N01°28’34“W 2224.00 FEET FROM THE SOUTHEAST CORNER OF SAID SECTION; THEN S89°04’59’‘W 24.00 FEET TO A POINT ON A CURVE TO THE RIGHT; THEN SOUTHWESTERLY PARALLEL TO RAILROAD TRACKS ALONG THE ARC OF SAID CURVE HAVING A RADIUS OF 1559.00 FEET, A CHORD BEARS S03°03’27“W A DISTANCE OF 204.55 FEET, THE ARC DISTANCE OF 204.70 FEET TO A POINT ON THIS TRACT AND BEING A POINT ON A CURVE TO THE RIGHT; THEN SOUTHWESTERLY PARALLEL TO SAID RAILROAD TRACKS ALONG THE ARC OF SAID CURVE HAVING A RADIUS OF 487.37 FEET, A CHORD BEARS S16°50’55“W A DISTANCE OF 153.54 FEET, THE ARC DISTANCE OF 154.18 FEET TO A POINT ON THIS TRACT AND BEING A POINT ON A CURVE TO THE RIGHT; THEN SOUTHWESTERLY PARALLEL TO SAID RAILROAD TRACKS ALONG THE ARC OF SAID CURVE HAVING A RADIUS OF 986.95 FEET, A CHORD BEARS S25°46’14“W A DISTANCE OF 84.85 FEET, THE ARC DISTANCE OF 84.88 FEET TO A POINT ON THIS TRACT AND BEING A POINT ON A CURVE TO THE RIGHT; THEN SOUTHWESTERLY PARALLEL TO SAID RAILROAD TRACKS ALONG THE ARC OF SAID CURVE HAVING A RADIUS OF 187.24 FEET, A CHORD BEARS S28°58’59“W A DISTANCE OF 21.68 FEET, THE ARC DISTANCE OF 21.69 FEET TO A POINT ON THIS TRACT AND BEING A POINT ON A CURVE TO THE LEFT; THEN SOUTHWESTERLY PARALLEL TO SAID RAILROAD TRACKS ALONG THE ARC OF SAID CURVE HAVING A RADIUS OF 478.06 FEET, A CHORD BEARS S32°52’53”W A DISTANCE OF 44.90 FEET, THE ARC DISTANCE OF 44.92 FEET TO A POINT ON THIS TRACT AND BEING A POINT ON A CURVE TO THE LEFT; THEN SOUTHWESTERLY PARALLEL TO SAID RAILROAD TRACKS ALONG THE ARC OF SAID CURVE HAVING A RADIUS OF 287.83 FEET, A CHORD BEARS S20°42’10”W A DISTANCE OF 77.17 FEET, THE ARC DISTANCE OF 77.41 FEET TO A POINT ON THIS TRACT AND BEING A POINT ON A CURVE TO THE LEFT; THEN SOUTHWESTERLY PARALLEL TO SAID RAILROAD TRACKS ALONG THE ARC OF SAID CURVE HAVING A RADIUS OF 1422.00 FEET, A CHORD BEARS S16°13’21“W A DISTANCE OF 77.13 FEET, THE ARC DISTANCE OF 77.14 FEET TO A POINT ON THIS TRACT AND BEING A POINT ON A CURVE TO THE LEFT; THEN SOUTHWESTERLY PARALLEL TO SAID RAILROAD TRACKS ALONG THE ARC OF SAID CURVE HAVING A RADIUS OF 726.13 FEET, A CHORD BEARS S07°59’58’‘W A DISTANCE OF 87.96 FEET, THE ARC DISTANCE OF 88.02 FEET TO A POINT ON THIS TRACT; THEN N00°15’58”E 85.26 FEET TO A POINT ON THIS TRACT AND A POINT ON A CURVE TO THE RIGHT; THEN NORTHEASTERLY PARALLEL TO SAID RAILROAD TRACKS ALONG THE ARC OF SAID CURVE HAVING A RADIUS OF 1417.30 FEET, A CHORD BEARS N16°07’21“E A DISTANCE OF 81.92 FEET, THE ARC DISTANCE OF 81.92 FEET TO A POINT ON THIS TRACT AND BEING A POINT ON A CURVE TO THE RIGHT; THEN NORTHEASTERLY

Exhibit F-3

PARALLEL TO SAID RAILROAD TRACKS ALONG THE ARC OF SAID CURVE HAVING A RADIUS OF 298.83 FEET, A CHORD BEARS N23°43’15“E A DISTANCE OF 110.57 FEET, THE ARC DISTANCE OF 111.21 FEET TO A POINT ON THIS TRACT AND BEING A POINT ON A CURVE TO THE LEFT; THEN NORTHEASTERLY PARALLEL TO SAID RAILROAD TRACKS ALONG THE ARC OF SAID CURVE HAVING A RADIUS OF 130.85 FEET, A CHORD BEARS N32°45’18“E A DISTANCE OF 30.02 FEET, THE ARC DISTANCE OF 30.08 FEET TO A POINT ON THIS TRACT AND BEING A POINT ON A CURVE TO THE LEFT; THEN NORTHEASTERLY PARALLEL TO SAID RAILROAD TRACKS ALONG THE ARC OF SAID CURVE HAVING A RADIUS OF 1064.97 FEET, A CHORD BEARS N25°48’28“E A DISTANCE OF 89.65 FEET, THE ARC DISTANCE OF 89.67 FEET TO A POINT ON THIS TRACT AND BEING A POINT ON A CURVE TO THE LEFT; THEN NORTHEASTERLY PARALLEL TO SAID RAILROAD TRACKS ALONG THE ARC OF SAID CURVE HAVING A RADIUS OF 476.26 FEET, A CHORD BEARS N16°51’25”E A DISTANCE OF 150.20 FEET, THE ARC DISTANCE OF 150.83 FEET TO A POINT ON THIS TRACT AND BEING A POINT ON A CURVE TO THE LEFT; THEN NORTHEASTERLY PARALLEL TO SAID RAILROAD TRACKS ALONG THE ARC OF SAID CURVE HAVING A RADIUS OF 1548.20 FEET, A CHORD BEARS N01°04’11“E A DISTANCE OF 309.75 FEET, THE ARC DISTANCE OF 310.27 FEET TO A POINT ON THIS TRACT; THEN N05°51’48“E PARALLEL TO SAID RAILROAD TRACKS A DISTANCE OF 184.09 FEET TO A POINT ON THIS TRACT; THEN N84°08’12“E 21.00 FEET TO A POINT ON THIS TRACT; THEN S05°51’48“E PARALLEL TO SAID RAILROAD TRACKS, A DISTANCE OF 164.13 FEET TO A POINT ON THIS TRACT; THEN N84°08’12“E 14.29 FEET TO A POINT ON THIS TRACT AND A POINT ON A CURVE TO THE RIGHT; THEN SOUTHEASTERLY PARALLEL TO SAID RAILROAD TRACKS ALONG THE ARC OF SAID CURVE HAVING A RADIUS OF 1583.07 FEET, A CHORD BEARS S03°03’49“E A DISTANCE OF 130.18 FEET, THE ARC DISTANCE OF 130.22 FEET TO THE POINT OF BEGINNING AND CONTAINING 0.37 ACRES MORE OR LESS.

As depicted in Drawing Number 8, shown on the next page.

Exhibit F-3

Depiction

N84°08'12"E
21.00'
S05°51'48"E
164.13'
N05°51'48"W
184.09'
N84°08'12"E
14.29'
R=1583.07'
L=130.22'
CHD. BRG.=S03°03'49"E
CHD. DIST.=130.18'
P.O.B.
S89°04'59"W
24.00'
R=1548.20'
L=310.27'
CHD. BRG.=N01°04'11"E
CHD. DIST.=309.75'
R=1559.00'
L=204.70'
CHD. BRG.=S03°03'27"W
CHD. DIST.=204.55'
R=476.26'
L=150.83'
CHD. BRG.=N16°51'25"E
CHD. DIST.=150.20'
R=487.37'
L=154.18'
CHD. BRG.=S18°50'35"W
CHD. DIST.=153.54'
R=1064.97'
L=89.67'
CHD. BRG.=N25°48'29"E
CHD. DIST.=89.65'
R=130.85'
L=30.08'
CHD. BRG.=N32°45'18"E
CHD. DIST.=30.02'
R=986.95'
L=84.88'
CHD. BRG.=S25°46'14"W
CHD. DIST.=84.85'
R=298.83'
L=111.21'
CHD. BRG.=N23°43'15"E
CHD. DIST.=110.57'
R=187.24'
L=21.69'
CHD. BRG.=S28°58'59"W
CHD. DIST.=21.68'
R=478.06'
L=44.92'
CHD. BRG.=S32°52'53"W
CHD. DIST.=44.90'
R=1417.30'
L=81.92'
CHD. BRG.=N18°07'21"E
CHD. DIST.=81.92'
R=287.83'
L=77.41'
CHD. BRG.=S20°42'10"W
CHD. DIST.=77.17'
R=1422.00'
L=77.14'
CHD. BRG.=S16°13'21"W
CHD. DIST.=77.13'
N00°15'58"E
85.26'
R=726.13'
L=88.02'
CHD. BRG.=S07°39'58"W
CHD. DIST.=87.96'
1/4 COR.
MAG NAIL
1631.98'
S88°31'29"W
1017.18'
"X" CHISLED IN CONC.
100 0 100 200 FEET
Scale 1"=100'

NOTE:

1. BEARINGS SHOWN HEREON ARE GRID AND CONFORM TO THE OKLAHOMA COORDINATE SYSTEM OKLAHOMA NORTH, NORTH AMERICAN DATUM 1983. DISTANCES ARE SURFACE VALUES.
2. NO MONUMENTS SET THIS SURVEY PER CLIENT REQUEST

DESCRIPTION

I HEREBY CERTIFY THAT I DIRECTED AND AM RESPONSIBLE FOR THIS SURVEY, THAT THIS SURVEY IS TRUE AND CORRECT TO THE BEST OF MY KNOWLEDGE AND BELIEF, AND THAT THIS SURVEY AND PLAT MEET THE MINIMUM STANDARDS FOR SURVEYING IN OKLAHOMA

Gary G. Eidson 6/19/09

GARY G. EIDSON OK P.S. No. 1430

PROVIDING SURVEYING SERVICES SINCE 1946
JOHN WEST SURVEYING COMPANY
412 N. DAL PASO
HOBBS, N.M. 88240
(575) 393-3117
OKLAHOMA C.A. 3845
EXP.6/30/11

HOLLY ENERGY PARTNERS

#8

EXTRACT RAIL RACK

SURVEY OF A TRACT OF LAND SITUATED IN NE/4 SE/4 SECTION 10, TOWNSHIP 19 NORTH, RANGE 12 EAST, IBM, TULSA COUNTY, OKLAHOMA

Survey Date: 6/4/09		Sheet 1 of 1 Sheets	
W.O. Number: 09.11.0487		Drawn By: LA	
Date: 6/15/09		09110487_B	Rev: 6/19/09

Exhibit F-3

Bright Stock Rail Rack, Diesel Rail Rack, L70 Rail Rack (1 of 2)

Legal Description

A TRACT OF LAND SITUATED IN THE SOUTHEAST QUARTER OF THE SOUTHEAST QUARTER OF SECTION 10, TOWNSHIP 19 NORTH, RANGE 12 EAST, I.B.M., TULSA COUNTY, OKLAHOMA AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT THE SOUTHWEST CORNER OF THIS TRACT. A POINT ON A CURVE TO THE RIGHT, WHICH LIES S88°31’26“W ALONG THE SOUTH LINE OF SAID SECTION A DISTANCE OF 983.65 FEET AND N01°28’34“W 383.08 FEET FROM THE SOUTHEAST CORNER OF SAID SECTION; THEN NORTHWESTERLY PARALLEL TO RAILROAD TRACKS ALONG THE ARC OF A CURVE HAVING A RADIUS OF 598.23 FEET, A CHORD BEARS N50°45’44“W A DISTANCE OF 227.30 FEET, THE ARC DISTANCE OF 228.69 FEET TO A CORNER ON THIS TRACT AND A POINT ON A CURVE TO THE RIGHT; THEN NORTHWESTERLY ALONG THE ARC OF A CURVE HAVING A RADIUS OF 363.91 FEET, A CHORD BEARS N34°33’13“W A DISTANCE OF 100.86 FEET, THE ARC DISTANCE OF 101.18 FEET TO A CORNER ON THIS TRACT AND A POINT ON A CURVE TO THE RIGHT; THEN NORTHWESTERLY PARALLEL TO RAILROAD TRACKS ALONG THE ARC OF A CURVE HAVING A RADIUS OF 655.33 FEET, A CHORD BEARS N24°09’54”W A DISTANCE OF 118.72 FEET, THE ARC DISTANCE OF 118.88 FEET TO A CORNER ON THIS TRACT AND A POINT ON A CURVE TO THE RIGHT; THEN NORTHWESTERLY ALONG THE ARC OF A CURVE HAVING A RADIUS OF 1212.40 FEET, A CHORD BEARS N20°53’35“W A DISTANCE OF 79.80 FEET, THE ARC DISTANCE OF 79.80 FEET TO THE NORTHWEST CORNER OF THIS TRACT; THEN N78°02’59“E 18.48 FEET TO THE NORTHEAST CORNER OF THIS TRACT AND TO A POINT ON A CURVE TO THE LEFT; THEN SOUTHEASTERLY PARALLEL TO RAILROAD TRACKS ALONG THE ARC OF A CURVE HAVING A RADIUS OF 547.33 FEET, A CHORD BEARS S12°34’20“E A DISTANCE OF 15.77 FEET, THE ARC DISTANCE OF 15.77 FEET TO A CORNER ON THIS TRACT AND A POINT ON A CURVE TO THE LEFT; THEN SOUTHEASTERLY PARALLEL TO RAILROAD TRACKS ALONG THE ARC OF A CURVE HAVING A RADIUS OF 597.85 FEET, A CHORD BEARS S16°16’30“E A DISTANCE OF 61.72 FEET, THE ARC DISTANCE OF 61.75 FEET TO A CORNER ON THIS TRACT AND A POINT ON A CURVE TO THE LEFT; THEN SOUTHEASTERLY PARALLEL TO RAILROAD TRACKS ALONG THE ARC OF A CURVE HAVING A RADIUS OF 611.68 FEET, A CHORD BEARS S24°09’59“E A DISTANCE OF 117.15 FEET, THE ARC DISTANCE OF 117.33 FEET TO A CORNER ON THIS TRACT AND A POINT ON A CURVE TO THE LEFT; THEN SOUTHEASTERLY ALONG THE ARC OF A CURVE HAVING A RADIUS OF 353.22 FEET, A CHORD BEARS S34°33’09“E A DISTANCE OF 98.33 FEET, THE ARC DISTANCE OF 98.65 FEET TO A CORNER ON THIS TRACT AND A POINT ON A CURVE TO THE LEFT; THEN SOUTHEASTERLY PARALLEL TO RAILROAD TRACKS ALONG THE ARC OF A CURVE HAVING A RADIUS OF 587.23 FEET, A CHORD BEARS S50°49’03“E A DISTANCE OF 224.74 FEET, THE ARC DISTANCE OF 226.14 FEET TO THE SOUTHEAST CORNER OF THIS TRACT; THEN S35°29’00“W 11.09 FEET TO THE POINT OF BEGINNING AND CONTAINING 0.14 ACRES MORE OR LESS.

As depicted in Drawing Number 9, 10, 11 (09110497_10), shown on the next page.

Exhibit F-3

Depiction

N78°02'59"E
18.48'
R=547.33'
L=15.77'
CHD. BRG.=S12°34'20"E
CH. DIST.=15.77'
R=597.85'
L=61.75'
CHD. BRG.=S16°16'30"E
CH. DIST.=61.72'
R=1212.40'
L=79.80'
CHD. BRG.=N20°53'35"W
CH. DIST.=79.80'
R=611.68'
L=117.33'
CHD. BRG.=S24°09'59"E
CH. DIST.=117.15'
RAILROAD TRACKS
0.14 ACRES
R=655.33'
L=118.88'
CHD. BRG.=N24°09'54"W
CH. DIST.=118.72'
R=363.91'
L=101.18'
CHD. BRG.=N34°33'13"W
CH. DIST.=100.86'
R=353.22'
L=98.65'
CHD. BRG.=S34°33'09"E
CH. DIST.=98.33'
REGISTERED PROFESSIONAL LAND SURVEYOR
GARY G. EIDSON
1430
OKLAHOMA
R=587.23'
L=226.14'
CHD. BRG.=S50°49'03"E
CH. DIST.=224.74'
R=598.23'
L=228.69'
CHD. BRG.=N50°45'44"W
CH. DIST.=227.30'
P.O.B.
S35°29'00"W
11.09'
383.08'
N01°28'34"W
1665.49'
S88°31'26"W
983.65'
10
11
15
14
1/4 COR.
MAG NAIL
"X" CHISLED
IN CONC.

DESCRIPTION

NOTE: 1. BEARINGS SHOWN HEREON ARE GRID AND CONFORM TO THE OKLAHOMA COORDINATE SYSTEM OKLAHOMA NORTH. NORTH AMERICAN DATUM 1983. DISTANCES ARE SURFACE VALUES.

2. NO MONUMENTS SET THIS SURVEY PER CLIENT REQUEST

50 0 50 100 FEET
Scale: 1"=50'

I HEREBY CERTIFY THAT I DIRECTED AND AM RESPONSIBLE FOR THIS SURVEY, THAT THIS SURVEY IS TRUE AND CORRECT TO THE BEST OF MY KNOWLEDGE AND BELIEF, AND THAT THIS SURVEY AND PLAT MEET THE MINIMUM STANDARDS FOR SURVEYING IN OKLAHOMA

Gary G. Eidson 6/19/09
GARY G. EIDSON OK P.S. No. 1430

PROVIDING SURVEYING SERVICES
SINCE 1946
JOHN WEST SURVEYING COMPANY
412 N. DAL PASO
HOBBS, N.M. 88240
(575) 393-3117
OKLAHOMA C.A. 384LS
EXP. 6/30/11

HOLLY ENERGY PARTNERS

SURVEY OF A TRACT OF LAND SITUATED IN SE/4 SE/4 SECTION 10, TOWNSHIP 19 NORTH, RANGE 12 EAST, IBM, TULSA COUNTY, OKLAHOMA

Survey Date: 6/4/09	Sheet 1 of 1 Sheets
W.O. Number: 09.11.0497	Drawn By: LA
Date: 6/15/09	09110497_10

Also see 09110497-11

Exhibit F-3

Bright Stock Rail Rack, Diesel Rail Rack, L70 Rail Rack (2 of 2)

Legal Description

A TRACT OF LAND SITUATED IN THE SOUTHEAST QUARTER OF SECTION 10, TOWNSHIP 19 NORTH; RANGE 12 EAST, IBM, TULSA COUNTY, OKLAHOMA AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT THE SOUTHWEST CORNER OF THIS TRACT A POINT ON A CURVE TO THE RIGHT WHICH LIES S88°31’26“W ALONG THE SOUTH LINE OF SAID SECTION A DISTANCE OF 1285.28 FEET AND N01°28’34“W 800.28 FEET FROM THE SOUTHEAST CORNER OF SAID SECTION; THEN NORTHWESTERLY PARALLEL TO RAILROAD TRACKS ALONG THE ARC OF A CURVE HAVING A RADIUS OF 1214.33 FEET, A CHORD BEARS N15°28’53”W A DISTANCE OF 148.86 FEET, THE ARC DISTANCE OF 148.96 FEET TO A POINT ON THIS TRACT AND A POINT ON A CURVE TO THE RIGHT; THEN NORTHWESTERLY PARALLEL TO SAID RAILROAD TRACKS ALONG THE ARC OF A CURVE HAVING A RADIUS OF 1785.21 FEET, A CHORD BEARS N07°32’23“W A DISTANCE OF 330.39 FEET, THE ARC DISTANCE OF 330.86 FEET TO A POINT ON THIS TRACT; THEN N00°59’51“W 626.16 FEET TO THE MOST WESTERLY NORTHWEST CORNER OF THIS TRACT; THEN N89°00’09“E 19.89 FEET TO AN INTERIOR CORNER OF THIS TRACT; THEN N00°24’17“W 241.44 FEET TO THE NORTHWEST CORNER OF THIS TRACT; THEN S89°44’02“E 97.80 FEET TO THE NORTHEAST CORNER OF THIS TRACT; THEN S00°15’58“W 683.71 FEET TO A CORNER ON THIS TRACT; THEN S01°26’41“E 301.77 FEET TO A CORNER ON THIS TRACT AND A POINT ON A CURVE TO THE RIGHT; THEN SOUTHWESTERLY ALONG THE ARC OF A CURVE HAVING A RADIUS OF 1058.04 FEET, A CHORD BEARS S02°25’02“W A DISTANCE OF 146.28 FEET, AN ARC DISTANCE OF 146.40 FEET TO A CORNER ON THIS TRACT AND A POINT ON A CURVE TO THE LEFT; THEN SOUTHEASTERLY ALONG THE ARC OF A CURVE HAVING A RADIUS OF 460.82 FEET, A CHORD BEARS S02°40’21“W A DISTANCE OF 146.79 FEET, THE ARC DISTANCE OF 147.42 FEET TO A CORNER ON THIS TRACT AND A POINT ON A CURVE TO THE LEFT; THEN SOUTHEASTERLY ALONG THE ARC OF A CURVE HAVING A RADIUS OF 545.40 FEET, A CHORD BEARS S08°47’27”E A DISTANCE OF 56.24 FEET, THE ARC DISTANCE OF 56.26 FEET TO THE SOUTHEAST CORNER OF THIS TRACT; THEN S78°02’59”W 22.50 FEET TO THE POINT OF BEGINNING AND CONTAINING 2.89 ACRES MORE OR LESS.

As depicted in Drawing Number 9, 10, 11 (09110497_11), shown on the next page.

Exhibit F-3

Depiction

S89°44'02"E 97.80'
N00°24'17"W - 241.44'
N89°00'09"E 19.89'
N00°59'51"W - 626.16'
S00°15'58"W - 683.71'
S01°26'41"E - 301.77'
RAILROAD TRACKS
2.89 ACRES
R=1785.21'
L=330.86'
CHD. BRG.=N07°32'23"W
CH. DIST.=330.39'
R=1058.04'
L=146.40'
CHD. BRG.=S02°25'02"W
CH. DIST.=146.28'
R=460.82'
L=147.42'
CHD. BRG.=S02°40'21"W
CH. DIST.=146.79'
R=1214.33'
L=148.96'
CHD. BRG.=N15°28'53"W
CH. DIST.=148.86'
R=545.40'
L=56.26'
CHD. BRG.=S08°47'27"E
CH. DIST.=56.24'
S78°02'59"W 22.50'
N01°28'34"W 800.28'
1/4 COR. MAG NAIL
1363.86'
1285.28'
S88°31'26"W
"X" CHISLED IN CONC.
10 11
15 14

DESCRIPTION

NOTE:
1. BEARINGS SHOWN HEREON ARE GRID AND CONFORM TO THE OKLAHOMA COORDINATE SYSTEM OKLAHOMA NORTH, NORTH AMERICAN DATUM 1983. DISTANCES ARE SURFACE VALUES.
2. NO MONUMENTS SET THIS SURVEY PER CLIENT REQUEST.

100 0 100 200 FEET

Scale: 1"=100'

REGISTERED PROFESSIONAL LAND SURVEYOR
GARY G. EIDSON
1430
OKLAHOMA

I HEREBY CERTIFY THAT I DIRECTED AND AM RESPONSIBLE FOR THIS SURVEY, THAT THIS SURVEY IS TRUE AND CORRECT TO THE BEST OF MY KNOWLEDGE AND BELIEF, AND THAT THIS SURVEY AND PLAT MEET THE MINIMUM STANDARDS FOR SURVEYING IN OKLAHOMA.

Gary G. Eidson 6/19/09

GARY G. EIDSON OK P.S. No. 1430

PROVIDING SURVEYING SERVICES SINCE 1946
JOHN WEST SURVEYING COMPANY
412 N. DAL PASO
HOBBS, N.M. 88240
(575) 393-3117
OKLAHOMA C.A. 3845
EXP 6/30/11

HOLLY ENERGY PARTNERS

#9, 10, 11 *BRIGHT STOCK RAIL RACK*
DIESEL RAIL RACK
LTO RAIL RACK

SURVEY OF A TRACT OF LAND SITUATED IN SE/4 SECTION 10, TOWNSHIP 19 NORTH, RANGE 12 EAST, IBM, TULSA COUNTY, OKLAHOMA

Survey Date: 6/4/09		Sheet 1 of 1 Sheets	
W.O. Number: 09.11.0497		Drawn By: LA	
Date: 6/15/09		09110497_11	

Also See 09110497_10

Exhibit F-3

SW MEK Tank 702 Truck Rack

Legal Description

A TRACT OF LAND SITUATED IN THE NORTHWEST QUARTER OF THE SOUTHWEST QUARTER OF SECTION 11, TOWNSHIP 19 NORTH, RANGE 12 EAST, IBM, TULSA COUNTY, OKLAHOMA AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT THE SOUTHWEST CORNER OF THIS TRACT WHICH LIES N01°32’08”W ALONG THE WEST LINE OF SAID SECTION A DISTANCE OF 2258.99 FEET AND N88°27’52”E 306.37 FEET FROM THE SOUTHWEST CORNER OF SAID SECTION; THEN N00°05’13”W 80.00 FEET TO THE NORTHWEST CORNER OF THIS TRACT; THEN N89°54’47”E 22.00 FEET TO THE NORTHEAST CORNER OF THIS TRACT; THEN S00°05’13“E 80.00 FEET TO THE SOUTHEAST CORNER OF THIS TRACT; THEN S89°54’47“W 22.00 FEET TO THE POINT OF BEGINNING AND CONTAINING 0.04 ACRES MORE OR LESS.

As depicted in Drawing Number 13, shown on the next page.

Exhibit F-3

Depiction

N89°54'47"E – 22.00'
N00°05'13"W – 80.00'
S00°05'13"E – 80.00'
SW MEK TANK 702
TRUCK RACK
0.04 ACRES
P.O.B.
S89°54'47"W – 22.00'
N88°27'52"E
306.37'
N01°32'08"W
2258.39'
10 11
15 14
"X" CHISLED
IN CONC.
S88°31'26"W
2649.14'
MAG
NAIL

DESCRIPTION

NOTE: 1. BEARINGS SHOWN HEREON ARE GRID AND CONFORM TO THE OKLAHOMA COORDINATE SYSTEM OKLAHOMA NORTH NORTH AMERICAN DATUM 1983. DISTANCES ARE SURFACE VALUES.

2. NO MONUMENTS SET THIS SURVEY PER CLIENT REQUEST.

10 0 10 20 FEET
Scale: 1" = 10'

I HEREBY CERTIFY THAT I DIRECTED AND AM RESPONSIBLE FOR THIS SURVEY, THAT THIS SURVEY IS TRUE AND CORRECT TO THE BEST OF MY KNOWLEDGE AND BELIEF, AND THAT THIS SURVEY AND PLAT MEET THE MINIMUM STANDARDS FOR SURVEYING IN OKLAHOMA.

GARY G. EIDSON

[signature] 6/25/09

GARY G. EIDSON OK. P.L.S. No. 1438

SURVEYING SERVICES SINCE 1946
JOHN WEST SURVEYING COMPANY
412 N. DAL PASO
HOBBS, N.M. 88240
(575) 393-3117
OKLAHOMA C.A. 3845
EXP.6/30/11

HOLLY ENERGY PARTNERS

#13

SW MEK TANK 702 TRUCK RACK
SURVEY OF A TRACT OF LAND SITUATED IN NW/4 SW/4 SECTION 11, TOWNSHIP 19 NORTH, RANGE 12 EAST, IBM, TULSA COUNTY, OKLAHOMA

Survey Date: 6/4/08	Sheet 1 of 1 Sheets
W.O. Number: 08.11.0497	Drawn By: LA
Date: 6/15/08	08110497_B REV.6/24/08

Exhibit F-3

Exhibit F-4

to

Seventh Amended and Restated Master Lease and Access Agreement

[Legal Description for Woods Cross Refinery Complex (excluding the Woods Cross Pipeline Pad)]

LEGAL DESCRIPTION FOR TANK 103:

BEGINNING AT A POINT NORTH 89°47’37” EAST 1214.48 FEET ALONG THE SECTION LINE AND NORTH 17.43 FEET FROM THE SOUTHWEST CORNER OF SECTION 24, TOWNSHIP 2 NORTH, RANGE 1 WEST SALT LAKE BASE AND MERIDIAN AND RUNNING THENCE WEST 127.59 FEET; THENCE NORTH 114.20 FEET; THENCE EAST 127.59 FEET; THENCE SOUTH 114.20 FEET TO THE POINT OF BEGINNING.

CONTAINS 0.33 ACRES

THE BASIS OF BEARING FOR THE ABOVE DESCRIPTION IS NORTH 89°26’13” EAST BETWEEN THE FOUND MONUMENT AT THE INTERSECTION OF 500 SOUTH AND 1100 WEST AND THE FOUND MONUMENT AT THE INTERSECTION OF 500 SOUTH AND 800 WEST.

LEGAL DESCRIPTION FOR TANK 121:

BEGINNING AT A POINT NORTH 89°47’37” EAST 1245.39 FEET ALONG THE SECTION LINE AND NORTH 530.12 FEET FROM THE SOUTHWEST CORNER OF SECTION 24, TOWNSHIP 2 NORTH, RANGE 1 WEST SALT LAKE BASE AND MERIDIAN AND RUNNING THENCE WEST 243.16 FEET; THENCE NORTH 181.87 FEET; THENCE EAST 243.16 FEET; THENCE SOUTH 181.87 FEET TO THE POINT OF BEGINNING.

CONTAINS 1.02 ACRES

THE BASIS OF BEARING FOR THE ABOVE DESCRIPTION IS NORTH 89°26’13” EAST BETWEEN THE FOUND MONUMENT AT THE INTERSECTION OF 500 SOUTH AND 1100 WEST AND THE FOUND MONUMENT AT THE INTERSECTION OF 500 SOUTH AND 800 WEST.

LEGAL DESCRIPTION FOR TANK 126:

BEGINNING AT A POINT NORTH 89°47’37” EAST 1160.50 FEET ALONG THE SECTION LINE AND NORTH 364.64 FEET FROM THE SOUTHWEST CORNER SECTION 24, TOWNSHIP 2 NORTH, RANGE 1 WEST SALT LAKE BASE AND MERIDIAN AND RUNNING THENCE WEST 200.60 FEET; THENCE NORTH 15°16’07” EAST 148.03 FEET; THENCE EAST 161.62 FEET; THENCE SOUTH 142.81 FEET TO THE POINT OF BEGINNING.

Exhibit F-4

CONTAINS 0.59 ACRES

THE BASIS OF BEARING FOR THE ABOVE DESCRIPTION IS NORTH 89°26’13” EAST BETWEEN THE FOUND MONUMENT AT THE INTERSECTION OF 500 SOUTH AND 1100 WEST AND THE FOUND MONUMENT AT THE INTERSECTION OF 500 SOUTH AND 800 WEST.

Exhibit F-4

Exhibit F-5

to

Seventh Amended and Restated Master Lease and Access Agreement

[Legal Description for Woods Cross Pipeline Pad]

12” HEP to UNEV Refined Products Pipeline Origin Trap and Piping,

Associated SCADA Control Building,

and Satellite Dish

A PART OF THE SOUTHWEST QUARTER OF SECTION 24, TOWNSHIP 2 NORTH, RANGE 1 WEST, SALT LAKE BASE AND MERIDIAN, DAVIS COUNTY, STATE OF UTAH, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT WHICH LIES NORTH A DISTANCE OF 385.36 FEET AND EAST A DISTANCE OF 496.23 FEET FROM THE SOUTHWEST CORNER OF SECTION 24, TOWNSHIP 2 NORTH, RANGE 1 WEST, SALT LAKE BASE AND MERIDIAN, SAID SOUTHWEST CORNER OF SECTION 24 LIES SOUTH 89°26’58” WEST 2462.29 FEET AND NORTH 544.10 FEET FROM THE MONUMENT LOCATED AT THE INTERSECTION OF 500 SOUTH STREET AND 800 WEST STREET (BASIS OF BEARING BEING SOUTH 89°49’33” WEST 2708.26 FEET ALONG MONUMENT LINE BETWEEN THE MONUMENT LOCATED AT THE INTERSECTION OF 500 WEST STREET AND 500 SOUTH STREET AND THE MONUMENT LOCATED AT INTERSECTION OF 800 WEST STREET AND 500 SOUTH STREET) AND RUNNING THENCE SOUTH 80°44”25” EAST 195.16 FEET; THENCE SOUTH 09°13”37” WEST 175.44 FEET; THENCE NORTH 80°55”06” WEST 193.45 FEET; THENCE NORTH 08°40”05” EAST 176.05 FEET, MORE OR LESS, TO THE POINT OF BEGINNING.

CONTAINS: 34,147 SQ. FT., OR 0.784 ACRES, MORE OR LESS, AS DESCRIBED.

8” HEP to Chevron Refined Products Pipeline Origin Trap and Piping

A PART OF THE SOUTHWEST QUARTER OF SECTION 24, TOWNSHIP 2 NORTH, RANGE I WEST, SALT LAKE BASE AND MERIDIAN, DAVIS COUNTY, STATE OF UTAH, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT WHICH LIES NORTH A DISTANCE OF 83.09 FEET AND EAST A DISTANCE OF 860.40 FEET FROM THE SOUTHWEST CORNER OF SECTION 24, TOWNSHIP 2 NORTH, RANGE 1 WEST, SALT LAKE BASE AND MERIDIAN, SAID SOUTHWEST CORNER OF SECTION 24 LIES SOUTH 89°26’58” WEST 2462.37 FEET AND NORTH 562.11 FEET FROM THE MONUMENT LOCATED AT THE INTERSECTION OF 500 SOUTH STREET AND 800 WEST STREET (BASIS OF BEARING BEING SOUTH 89°49’33” WEST 2708.26 FEET ALONG MONUMENT LINE BETWEEN THE MONUMENT LOCATED AT THE INTERSECTION OF 500 WEST STREET AND 500 SOUTH STREET AND THE MONUMENT LOCATED AT THE INTERSECTION OF 800 WEST STREET AND 500 SOUTH STREET) AND RUNNING THENCE NORTH 09°00’09” WEST 22.50 FEET; THENCE NORTH 80°59’51” WEST 10.00 FEET, MORE OR LESS, TO THE POINT OF BEGINNING.

CONTAINS: 225 SQ. FT., OR 0.005 ACRES, MORE OR LESS, AS DESCRIBED.

Exhibit F-5

A PART OF THE SOUTHWEST QUARTER OF SECTION 24 AND THE SOUTHEAST QUARTER OF SECTION 23, TOWNSHIP 2 NORTH, RANGE 1 WEST, SALT LAKE BASE AND MERIDIAN, DAVIS COUNTY, STATE OF UTAH, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

A 15 FOOT WIDE PIPELINE EASEMENT, BEING 7.5 FEET ON EACH SIDE OF THE FOLLOWING DESCRIBED CENTERLINE:

BEGINNING AT A POINT WHICH LIES NORTH A DISTANCE OF 83.09 FEET AND EAST A DISTANCE OF 860.40 FEET AND SOUTH 80°59’51” EAST A DISTANCE OF 1.61 FEET FROM THE SOUTHWEST CORNER OF SECTION 24, TOWNSHIP 2 NORTH, RANGE 1 WEST, SALT LAKE BASE AND MERIDIAN, SAID SOUTHWEST CORNER OF SECTION 24 LIES SOUTH 89°26’58” WEST 2462.37 FEET AND NORTH 562.11 FEET FROM THE MONUMENT LOCATED AT THE INTERSECTION OF 500 SOUTH STREET AND 800 WEST STREET (BASIS OF BEARING BEING SOUTH 89°49’33” WEST 2708.26 FEET ALONG MONUMENT LINE BETWEEN THE MONUMENT LOCATED AT THE INTERSECTION OF 500 WEST STREET AND 500 SOUTH STREET AND THE MONUMENT LOCATED AT THE INTERSECTION OF 800 WEST STREET AND 500 SOUTH STREET) AND RUNNING

THENCE SOUTH 10°15’42” WEST 11.42 FEET;

THENCE SOUTH 38°28’34” WEST 2.43 FEET;

THENCE NORTH 77°53’59” WEST 9.48 FEET;

THENCE NORTH 81°09’17” WEST 9.21 FEET;

THENCE SOUTH 08°54’28” WEST 585.03 FEET, MORE OR LESS, TO THE NORTHERLY

RIGHT OF WAY LINE OF 500 SOUTH STREET ON THE SOUTHERLY LINE OF

GRANTOR’S LAND AND TERMINATING.

CONTAINS: 9,284 SQ. FT., OR 0.213 ACRES, MORE OR LESS, AS DESCRIBED.

10” HEP to Pioneer Refined Products Pipeline Origin Trap and Piping

A PART OF THE SOUTHWEST QUARTER OF SECTION 24, TOWNSHIP 2 NORTH, RANGE 1 WEST, SALT LAKE BASE AND MERIDIAN, DAVIS COUNTY, STATE OF UTAH, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT WHICH LIES NORTH A DISTANCE OF 2.01 FEET AND EAST A DISTANCE OF 1471.29 FEET FROM THE SOUTHWEST CORNER OF SECTION 24, TOWNSHIP 2 NORTH, RANGE 1 WEST, SALT LAKE BASE AND MERIDIAN, SAID SOUTHWEST CORNER OF SECTION 24 LIES SOUTH 89°26’58” WEST 2462.37 FEET AND NORTH 562.11 FEET FROM THE MONUMENT LOCATED AT THE INTERSECTION OF 500 SOUTH STREET AND 800 WEST STREET (BASIS OF BEARING BEING SOUTH 89°49’33” WEST 2708.26 FEET ALONG MONUMENT LINE BETWEEN THE MONUMENT LOCATED AT THE INTERSECTION OF 500 WEST STREET AND 500 SOUTH STREET AND THE MONUMENT LOCATED AT THE INTERSECTION OF 800 WEST STREET AND 500 SOUTH STREET) AND RUNNING THENCE SOUTH 20.00 FEET; THENCE WEST 20.00 FEET; THENCE NORTH 20.00 FEET; THENCE EAST 20.00 FEET, MORE OR LESS, TO THE POINT OF BEGINNING.

CONTAINS: 400 SQ. FT., OR 0.009 ACRES, MORE OR LESS, AS DESCRIBED.

Exhibit F-5

A PART OF THE SOUTHWEST QUARTER OF SECTION 24 AND THE SOUTHEAST QUARTER OF SECTION 23, TOWNSHIP 2 NORTH, RANGE 1 WEST, SALT LAKE BASE AND MERIDIAN, DAVIS COUNTY, STATE OF UTAH, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

A 15 FOOT WIDE PIPELINE EASEMENT, BEING 7.5 FEET ON EACH SIDE OF THE FOLLOWING DESCRIBED CENTERLINE:

BEGINNING AT A POINT WHICH LIES NORTH A DISTANCE OF 2.01 FEET AND EAST A DISTANCE OF 1471.29 FEET AND SOUTH A DISTANCE OF 15.00 FEET FROM THE SOUTHWEST CORNER OF SECTION 24, TOWNSHIP 2 NORTH, RANGE 1 WEST, SALT LAKE BASE AND MERIDIAN, SAID SOUTHWEST CORNER OF SECTION 24 LIES SOUTH 89°26’58” WEST 2462.37 FEET AND NORTH 562.11 FEET FROM THE MONUMENT LOCATED AT THE INTERSECTION OF 500 SOUTH STREET AND 800 WEST STREET (BASIS OF BEARING BEING SOUTH 89°49’33” WEST 2708.26 FEET ALONG MONUMENT LINE BETWEEN THE MONUMENT LOCATED AT THE INTERSECTION OF 500 WEST STREET AND 500 SOUTH STREET AND THE MONUMENT LOCATED AT THE INTERSECTION OF 800 WEST STREET AND 500 SOUTH STREET) AND RUNNING

THENCE SOUTH 89°42’44” EAST 8.43 FEET;

THENCE SOUTH 88°37’20” EAST 5.98 FEET;

THENCE SOUTH 87°53’57” EAST 12.65 FEET;

THENCE SOUTH 44°38’30” EAST 19.46 FEET;

THENCE SOUTH 01°52’26” WEST 16.78 FEET;

THENCE SOUTH 00°13’11” EAST 78.46 FEET;

THENCE SOUTH 00°16’47” WEST 90.70 FEET;

THENCE SOUTH 00°12’31” WEST 75.84 FEET;

THENCE SOUTH 00°06’34” EAST 48.54 FEET;

THENCE SOUTH 00°00’05” EAST 83.16 FEET;

THENCE SOUTH 00°10’32” EAST 76.59 FEET, MORE OR LESS, TO THE NORTHERLY RIGHT OF WAY LINE OF 500 SOUTH STREET ON THE SOUTHERLY LINE OF GRANTOR’S LAND AND TERMINATING.

CONTAINS: 7,749 SQ. FT., OR 0.178 ACRES, MORE OR LESS, AS DESCRIBED.

Exhibit F-5

Exhibit F-6

to

Seventh Amended and Restated Master Lease and Access Agreement

[Legal Description for Navajo Refinery Complex (excluding the Truck Rack, the Artesia Blending Station, the Artesia Pump and Receiving Stations and the LACT Units)]

Exhibit F-6

Tanks 0020 and 0021

Exhibit F-6

Tank 0022

Exhibit F-6

Tank 0023

Exhibit F-6

Exhibit F-7

to

Seventh Amended and Restated Master Lease and Access Agreement

[Legal Description for Artesia Pump and Receiving Stations]

El Paso 8”/12” Products Pipeline Originating Pump Station;

Four Corners 12” Products Pipeline Originating Station;

Lovington 8” Pipeline Receiving Station;

Lovington 10” Pipeline Receiving Station;

Lovington 16” Pipeline Receiving Station; and

Natural Gas 8” Pipeline Receiving Station

A TRACT OF LAND LOCATED IN SECTION 9, TOWNSHIP 17 SOUTH, RANGE 26 EAST, N.M.P.M., EDDY COUNTY, NEW MEXICO AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT WHICH LIES N.00°03’12”E., 1,550.98 FEET AND S.89°56’39”E., 1,357.30 FEET FROM THE SOUTHWEST CORNER OF SAID SECTION 9; THENCE N.00°37’05”W., 273.20 FEET; THENCE S.89°41’31”E., 30.10 FEET; THENCE S.00°22’11”W., 57.00 FEET; THENCE S.89°54’09”E., 110.00 FEET; THENCE N.01°28’56”W., 71.10 FEET; THENCE N.89°59’36”E., 159.90 FEET; THENCE N.00°04’44”W., 117.00 FEET; THENCE S.88°15’46”E., 159.20 FEET; THENCE S.01°15’48”W., 399.70 FEET; THENCE N.89°56’19”W., 445.00 FEET TO THE POINT OF BEGINNING. SAID TRACT OF LAND CONTAINING 3.1906 ACRES, MORE OR LESS.

El Paso 6” Pipeline Pump Station

A TRACT OF LAND LOCATED IN SECTION 9, TOWNSHIP 17 SOUTH, RANGE 26 EAST, N.M.P.M., EDDY COUNTY, NEW MEXICO AND BEING MORE PARTICULARLY DESCRIBED HEREIN AS FOLLOWS:

BEGINNING AT A POINT WHICH LIES IN N.00°03’12”E., 2,000.73 FEET AND S.89°55’55”E., 209.55 FEET FROM THE SOUTHWEST CORNER OF SAID SECTION 9; THENCE N.89°48’19”E., 128.13 FEET; THENCE S.00°02’29”E., 307.18 FEET; THENCE S.88°50’31”W., 102.17 FEET; THENCE N.04°34’06”W., 74.10 FEET; THENCE N.89°31’37”W., 12.60 FEET; THENCE N.0l°52’38”W., 235.00 FEET TO THE POINT OF BEGINNING. SAID TRACT OF LAND CONTAINING 0.8467 ACRES, MORE OR LESS.

Roswell 4” Pipeline Pump Station

A TRACT OF LAND LOCATED IN SECTION 9, TOWNSHIP 17 SOUTH, RANGE 26 EAST, N.M.P.M., EDDY COUNTY, NEW MEXICO AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT WHICH LIES S.00°03’12”W., 1,705.65 FEET AND S.89°56’48”E., 110.28 FEET FROM THE NORTHWEST CORNER OF SAID SECTION 9; THENCE S.89°45’19”E., 64.10 FEET; THENCE S.00°00’10”W., 36.00 FEET; THENCE N.89°45’19”W., 64.10 FEET; THENCE N.00°00’10”E., 36.00 FEET TO THE POINT OF BEGINNING. SAID TRACT OF LAND CONTAINING 0.0530 ACRES, MORE OR LESS.

Exhibit F-7

Exhibit F-8

to

Seventh Amended and Restated Master Lease and Access Agreement

Exhibit F-8

[Legal Description for units at El Dorado Refinery]

Naphtha Fractionation Tower

Beginning at the Northeast corner of the Fractionator Unit Refinery Station S1259’-4”, W1448’-4”; thence N88°01’22”W, a distance of 56.8’; thence S88°16’33”W, a distance of 125.5 feet; thence S43°02’36”W, a distance of 14.1’; thence S01°43’45”E, a distance of 94.6 feet; thence N88°16’33”E, a distance of 171.3 feet; thence N78°17’00”E, a distance of 21 feet; thence N01°43’27”W, a distance of 97.3 feet to the Point of Beginning. The North 64 feet of above described tract is situated in the Southeast Quarter of the Southwest Quarter of Section 10, Township 26 South, Range 5 East of the Sixth Principal Meridian, Butler County, Kansas; the South 41 feet of the above described tract is situated in the Northeast Quarter of the Northwest Quarter of Section 15, Township 26 South, Range 5 East of the Sixth Principal Meridian, Butler County, Kansas. Contains 19,882 square feet.

See next page.

Exhibit F-8

Exhibit F-8

Hydrogen Generation Unit

Beginning at the Northwest corner of the HGU-3 Unit Refinery Station S2439’-6”, W2572’-11”; thence S01°35’05”W a distance of 193 feet; thence S88°29’25”E, a distance of 134 feet; thence N01°35’05”E, a distance of 22 feet; thence N88°28’00”W, a distance of 24 feet; thence N01°35’05”E, a distance of 171 feet; thence N88°24’55”W, a distance of 110 feet to the Point of Beginning. Above described tract is situated in the Northeast Quarter of the Northwest Quarter of Section 15, Township 26 South, Range 5 East of the Sixth Principal Meridian, Butler County, Kansas. Contains 21,749 square feet.

See next page.

Exhibit F-8

GOEDECKE SURVEYING, LLC
205 S MAIN PO BOX 68 EL DORADO KS 67042
PHONE 316-321-3773 FAX 316-321-4199

EXHIBIT A
HGU-3 UNIT

N
Scale 1" = 30'
30 0 30
P.O.B.
S2439'-6"
W2572'-11"
S2444'-10"
W2463'-1"
N88°24'55"W
110'
S01°35'05"W
193'
N01°35'05"E
171'
S2617'-3"
W2472'-11"
S2617'-7"
W2449'-0"
N88°28'00"W
24'
N01°35'05"E
22'
S88°29'25"E
134'
S2632'-1"
W2584'-0"
S2639'-8"
W2450'-3"

Exhibit F-8

Exhibit F-9

to

Seventh Amended and Restated Master Lease and Access Agreement

[Legal Description for Woods Cross Refinery Complex (for Woods Cross Operating)]

THE “PREMISES” SHALL BE THE FOOTPRINT OF THE UNITS LOCATED WHOLLY WITHIN THE FOLLOWING DESCRIBED TRACTS OF LAND:

THE BASIS OF BEARING FOR THESE DESCRIPTIONS IS SOUTH 89°16’59” WEST ALONG THE CENTERLINE OF 500 SOUTH STREET FROM THE PI MONUMENT AT THE INTERSECTION OF 500 SOUTH AND 800 WEST STREETS TO THE PI MONUMENT AT THE INTERSECTION OF 500 SOUTH AND 1100 WEST STREETS.

THREE PARCELS OF LAND SITUATE IN THE SOUTHWEST QUARTER OF SECTION 24, TOWNSHIP 2 NORTH, RANGE 1 WEST, SALT LAKE BASE AND MERIDIAN, DAVIS COUNTY, UTAH, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

PARCEL 1:

BEGINNING SOUTH 89°16’59” WEST, ALONG THE CENTERLINE OF 500 SOUTH STREET, 371.31 FEET AND NORTH 00°43’01” WEST 1322.16 FEET FROM THE PI MONUMENT AT THE INTERSECTION OF 500 SOUTH STREET AND 800 WEST STREET, SAID PI MONUMENT BEING SOUTH 89°36’45” WEST 195.44 FEET, TO THE CENTERLINE OF 800 WEST STREET, AND SOUTH 00°23’15” EAST, ALONG THE CENTERLINE OF 800 WEST STREET, 546.68 FEET FROM THE SOUTH QUARTER CORNER OF SECTION 24, TOWNSHIP 2 NORTH, RANGE 1 WEST, SALT LAKE BASE AND MERIDIAN AND RUNNING THENCE NORTH 00°35’47” WEST 3.84 FEET; THENCE NORTH 89°55’31” WEST 247.45 FEET; THENCE 18.35 FEET ALONG THE ARC OF A 15.82 FOOT RADIUS NON-TANGENT CURVE TO THE LEFT (CHORD BEARS SOUTH 58°43’45” WEST 17.34 FEET) AND THE CENTER BEARS NORTH 64°29’46” WEST; THENCE SOUTH 89°53’50” WEST 37.39 FEET; THENCE NORTH 00°01’31” WEST 188.15 FEET; THENCE 17.84 FEET ALONG THE ARC OF A 15.93 FOOT RADIUS NON-TANGENT CURVE TO THE RIGHT (CHORD BEARS NORTH 37°43’26” WEST 16.92 FEET) AND THE CENTER BEARS NORTH 20°12’00” EAST; THENCE SOUTH 89°58’26” WEST 98.93 FEET; THENCE NORTH 00°05’13” WEST 71.75 FEET; THENCE NORTH 89°47’33” EAST 26.50 FEET; THENCE SOUTH 00°19’55” EAST 1.81 FEET; THENCE NORTH 89°40’11” EAST 101.14 FEET; THENCE SOUTH 89°59’27” EAST 279.13 FEET; THENCE 35.27 FEET ALONG THE ARC OF A 18.06 FOOT RADIUS NON-TANGENT CURVE TO THE RIGHT (CHORD BEARS SOUTH 42°03’00” EAST 29.92 FEET) AND THE CENTER BEARS SOUTH 08°00’50” EAST; THENCE SOUTH 00°06’22” WEST 19.97 FEET; THENCE NORTH 89°05’53” WEST 80.12 FEET; THENCE SOUTH 00°08’07” EAST 69.10 FEET; THENCE NORTH 89°59’12” EAST 60.02 FEET; THENCE 30.13 FEET ALONG THE ARC OF A 16.88 FOOT RADIUS NON-TANGENT CURVE TO THE RIGHT (CHORD BEARS SOUTH 49°39’22” EAST 26.29 FEET) AND THE CENTER BEARS SOUTH 10°47’14” EAST; THENCE SOUTH 00°00’25” WEST 123.60 FEET; THENCE 27.92 FEET ALONG THE ARC OF A 15.33 FOOT RADIUS NON-TANGENT CURVE TO THE RIGHT (CHORD BEARS SOUTH 46°57’09” WEST 24.22 FEET) AND THE CENTER BEARS SOUTH 84°47’04” WEST, TO THE POINT OF BEGINNING.

CONTAINS 1.979 ACRES, MORE OR LESS

Exhibit F-9

PARCEL 2:

BEGINNING SOUTH 89°16’59” WEST, ALONG THE CENTERLINE OF 500 SOUTH STREET, 683.88 FEET AND NORTH 00°43’01” WEST 1458.35 FEET FROM THE PI MONUMENT AT THE INTERSECTION OF 500 SOUTH STREET AND 800 WEST STREET, SAID PI MONUMENT BEING SOUTH 89°36’45” WEST 195.44 FEET, TO THE CENTERLINE OF 800 WEST STREET, AND SOUTH 00°23’15” EAST, ALONG THE CENTERLINE OF 800 WEST STREET, 546.68 FEET FROM THE SOUTH QUARTER CORNER OF SECTION 24, TOWNSHIP 2 NORTH, RANGE 1 WEST, SALT LAKE BASE AND MERIDIAN AND RUNNING THENCE NORTH 89°52’16” WEST 23.10 FEET; THENCE NORTH 00°06’55” EAST 24.85 FEET; THENCE SOUTH 89°51’57” EAST 23.07 FEET; THENCE SOUTH 00°02’29” WEST 24.85 FEET TO THE POINT OF BEGINNING.

CONTAINS 574 SF, MORE OR LESS

PARCEL 3:

BEGINNING SOUTH 89°16’59” WEST, ALONG THE CENTERLINE OF 500 SOUTH STREET, 709.85 FEET AND NORTH 00°43’01” WEST 1352.39 FEET FROM THE PI MONUMENT AT THE INTERSECTION OF 500 SOUTH STREET AND 800 WEST STREET, SAID PI MONUMENT BEING SOUTH 89°36’45” WEST 195.44 FEET, TO THE CENTERLINE OF 800 WEST STREET, AND SOUTH 00°23’15” EAST, ALONG THE CENTERLINE OF 800 WEST STREET, 546.68 FEET FROM THE SOUTH QUARTER CORNER OF SECTION 24, TOWNSHIP 2 NORTH, RANGE 1 WEST, SALT LAKE BASE AND MERIDIAN AND RUNNING THENCE NORTH 00°13’04” WEST 38.94 FEET; THENCE NORTH 89°44’23” EAST 24.87 FEET; THENCE SOUTH 00°04’33” EAST 39.35 FEET; THENCE NORTH 89°19’03” WEST 24.77 FEET TO THE POINT OF BEGINNING.

CONTAINS 971 SF, MORE OR LESS

Exhibit F-9

Exhibit F-10

to

Seventh Amended and Restated Master Lease and Access Agreement

Legal Description for Navajo Refinery Complex (LACT Units #6007102, 6007103, and the easternmost LACT Unit located in Lane 3 and related equipment)

Exhibit F-10

Exhibit F-11

to

Seventh Amended and Restated Master Lease and Access Agreement

Legal Description for Casper Refinery Complex

The Applicable Premises as to the Applicable Assets at the Casper Refinery Complex include only that portion of the land described below upon which the Applicable Assets are situated and does not extend beyond the circular footprint of such Applicable Assets, the legal descriptions set forth herein notwithstanding.

Parcel 1:

A parcel of land located in a portion of the East half (E1/2) of Section 6 and the Northwest quarter (NW 1/4) of Section 5, Township 33 North, Range 78 West of the 6th Principal Meridian, and a portion of the Southeast quarter (SE1/4) of Section 31 and the Southwest quarter (SW1/4) of Section 32, Township 34 North, Range 78 West of the 6th Principal Meridian, Natrona County, Wyoming, being described as follows:

Commencing at the North quarter (N1/4) corner of said Section 6 and assuming the westerly line of the Northeast quarter (NE1/4) of said Section 6 as bearing South 00 degrees 48 minutes 16 seconds West with all other bearing contained herein relative thereto; thence North 88 degrees 00 minutes 44 seconds East, along the northerly line of said Northeast quarter (NE1/4) of Section 6, 654.07 feet to the point of beginning; thence continuing along said northerly line, North 88 degrees 00 minutes 44 seconds East, 139.72 feet to a point on the southeasterly bank of the North Platte River; thence along said southeasterly bank of the following two (2) courses and distances; thence North 33 degrees 23 minutes 52 seconds East, 985.94 feet; thence North 02 degrees 02 minutes, 19 seconds East, 542.11 feet; thence North 89 degrees 23 minutes 35 seconds East, 1,306.26 feet to the West line of the Southwest quarter (SW1/4) of said Section 32; thence South 89 degrees 25 minutes 50 seconds East, 768.11 feet; thence South 01 degrees 57 minutes 00 seconds West, 1,315.43 feet to a point on the South line of the Southwest quarter (SW1/4) of said Section 32; thence South 00 degrees 15 minutes 00 seconds West, 2,097.00 feet; thence North 86 degrees 18 minutes 00 seconds West, 50.09 feet; thence South 00 degrees 15 minutes 00 seconds West, 466.48 feet to a point on the northerly right-of-way line of BNSF Railroad, thence along said northerly Right-of-Way line, North 86 degrees 21 minutes 00 seconds West, 219.07 feet; thence South 00 degrees 15 minutes 00 seconds West, 116.00 feet; thence North 87 degrees 24 minutes 00 seconds West, 506.38 feet to a point on the easterly line of the Southeast quarter (SE1/4) of said Section 6; thence along said easterly line of said Southeast quarter (SE1/4) South 001 degrees 20 minutes 53 seconds West, 805.45 feet to a point on the northerly right-of-way line of US Highway 20; thence along said northerly right-of-way line the following four (4) courses and distances; thence North 81 degrees 17 minutes 20 seconds West, 157.87 feet; thence North 72 degrees 24 minutes 27 seconds West, 689.67 feet; thence North 81 degrees 16 minutes 11 seconds West, 562.43 feet; thence North 89 degrees 07 minutes 14 seconds West, 607.60 feet; thence North 00 degrees 41 minutes 25 seconds East, 3,056.62 feet to the point of beginning.

EXCEPTING THEREFROM that portion of land lying within the BNSF Railroad Right-of-Way located in the East half (E1/2) of Section 6, Township 33 North, Range 78 West of the 6th Principal Meridian, Natrona County, Wyoming.

Parcel 2:

A parcel located in the South half of the Southeast quarter (S1/2SE1/4) of Section 31, Township 34 North, Range 78 West of the 6th Principal Meridian, Natrona County, Wyoming and being more particularly described as follows:

Exhibit F-11

Beginning at a point in the southerly line of said parcel said point being the Southeast corner of the Southwest corner of the Southeast quarter of the Southeast quarter (SE1/4SE1/4) of Section 31, South 87 degrees 53 minutes West, 444.68 feet to a point in the right and southeasterly bank of the North Platte River; thence along said river bank, North 22 degrees 34 minutes East, 284.23 feet to a point; thence South 58 degrees 36 minutes East, and parallel to an existing pipeline as measured 10.00 feet perpendicularly and southwesterly therefrom, 405.79 feet to a point; thence South 0 degrees 05 minutes West, 34.31 feet to a point, thence South 87 degrees 53 minutes West, 11.00 feet to the point of beginning.

Parcel 3:

A strip of land twenty-five (25) feet wide, running diagonally in, upon and across the Northwest quarter of the Northeast quarter (NW1/4NE1/4) and the East half of the Northwest quarter (E1/2NW1/4) of Section 6, Township 33 North, Range 79 West of the 6th Principal Meridian; Natrona County, Wyoming, said strip running in a northeasterly and southwesterly direction, which said strip of land is by metes and bounds particularly described as follows, to wit:

Beginning at the East line of the Southwest quarter of the Northwest quarter (SW1/4NW1/4) of Section 6, Township 33 North, Range 79 West of the 6th Principal Meridian, 708 feet North of the Southwest corner of the Southeast quarter of the Northwest quarter (SE1/4NW1/4) and at Survey State 38 plus 22; thence North 65 degrees 32 seconds East a distance of 151.1 feet, and at Survey Station 39.0 plus 73.1; thence 3 degrees C.L. Central Angle 16 degrees 30 minutes a distance of 550.0 feet, and at Survey Station 45.0 plus 23.1; thence North 49 degrees 52 minutes East a distance of 21.7 feet, and at Survey Station 45.0 plus 44.8; 4 C.L. Central Angle 8 degrees 24 minutes a distance of 210 feet and at Survey Station 47.0 plus 54.8; thence North 40 degrees 38 minutes East a distance of 40.6 feet, and at Survey Station 47.0 plus 95.4; thence 2 degrees C.R. Central Angle 10 degrees 38 minutes a distance of 531.7 feet and at Survey Station 53.0 plus 27.1; thence North 51 degrees 16 minutes East a distance of 1547.0 feet, and at Survey Station 68.0 plus 74.1; thence on a seven degree curve left, central angle 27 degrees 18, omits 12.0 feet to a point on the North line of Section 6, Township 33 North, Range 79 West, which point is 1089.6 feet East of the North quarter corner of Section 6 and at Survey Station 68.0; is 86.1. The above described line being the center line of a twenty-five (25) fort right of way for the pipeline.

Parcel 4:

Section 25, Township 34 North, Range 79 West of the 6th Principal Meridian, Natrona County, Wyoming.

Parcel 5:

A strip of land being 50 feet in width, being a part of the Northwest quarter (NW1/4) of Section 5, Township 33 North, Range 78 West, and the Southwest quarter of the Southwest quarter (SW1/4SW1/4) of Section 32, Township 34 North, Range 78 West of the 6th Principal Meridian, Natrona County, Wyoming. Being more particularly described as follows:

Beginning at a point on the line common to said Section 5 and 32, distant South 89 degrees 30 minutes East, 718.63 feet from the corner common to Sections 31 and 32 of said Township 34 North, Range 78 West, and Sections 5 and 6 of said Township 33 North, Range 78 West; thence from the point of beginning; North 1 degree 57 minutes East, 1315.18 feet along the Easterly property line of the Little American Refining Company, to a point on the North line of the Southwest quarter of the Southwest quarter (SW1/4SW1/4), said Section 32, thence Easterly along the northerly line of said Southwest quarter of the Southwest quarter (SW1/4SW1/4), 50.00 feet to a point; thence South 1 degree 57 minutes West, 1315.18 feet along the westerly property line of

Exhibit F-11

the Brookhurst Subdivision to a point on the line common to said Sections 5 and 32; thence South 0 degrees 15 minutes West, 2097.0 feet along the westerly property line of the Brookhurst Subdivision to a point thence North 86 degrees 18 minutes West, 50.0 feet to a point on the easterly property line of said Little American Refining Company, thence North 0 degrees 15 minutes East, 2094.04 feet along the easterly property line of said Oil Company tract, to the point of beginning.

Parcel 6:

The following Sections in Township 34 North, Flange 78 West of the 6th Principal Meridian, Natrona County, Wyoming:

Section 19: South half (S1/2)

Section 29: Northwest quarter (NW1/4)

Section 30: Northeast quarter of the Northwest quarter (NE. 1/4NW1/4), East half of the Southeast quarter of the Northwest quarter (E1/2SE1/4NW1/4), Northeast quarter (NE1/4), Southeast quarter of the Northwest quarter of the Southwest quarter (SE1/2NW1/4SW1/4), Northeast quarter of the Southwest quarter (NE1/4SW1/4), South half of the Southwest quarter (S1/2SW1/4)

Section 31: A parcel located and being a portion of the Northwest quarter (NW1/4) of Section 31m, Township 34 North, Range 78 West of the 6th Principal Meridian, Natrona County, Wyoming, and more particularly described as follows:

Start at a point on the North line of the Northwest quarter (NW1/4) of said Section 31, located South 87 degrees 51 minutes West, 853.46 feet for the Northeast corner of the Northwest quarter (NW1/4) of said Section 31, 1041.64 feet to the Northwest corner of the parcel being described, thence South 1 degree 58 minutes 16 seconds West, 1384.68 feet to the Southwest corner of the parcel described; thence North 87 degrees 43 minutes 54 seconds East, 1041.79 feet to the Southeast corner of the parcel being described and also the Southwest corner of the adjoining parcel B; thence North 1 degree 58 minutes 16 seconds East, along the line common to the parcel being described and adjoining to Parcel B, 1382.52 feet to the point of beginning.

Parcel 7:

The South half (South 1/2) of Lot 1, All of Lot 2, the West half (W1/2) and the Northeast quarter of (NE1/4) Lot 2 and the Northeast quarter (NE1/4) of Lot 3 and the West Half of the Southeast quarter of the Northwest quarter (W1/2SE1/4NW1/4) of Section 30, Township 34 North, Range 78 West of the 6th Principal Meridian, Natrona County, Wyoming.

Exhibit F-11

Exhibit F-12

to

Seventh Amended and Restated Master Lease and Access Agreement

Legal Description for Sinclair Refinery Complex

The Applicable Premises as to the Applicable Assets at the Sinclair Refinery Complex include only that portion of the land described below upon which the Applicable Assets are situated and does not extend beyond the circular footprint of such Applicable Assets, the legal descriptions set forth herein notwithstanding.

Parcel 1

Lots 11 & 12, Block 35, Original Town of Parco (Now Sinclair), Carbon County, Wyoming.

Parcel 2

Lots 13 & 14, Block 60, Original Town of Parco (Now Sinclair), Carbon County, Wyoming.

Parcel 3

Lot 4, Block 16, Original Town of Parco (Now Sinclair), Carbon County, Wyoming.

Parcel 4

All of Lots 7 and 8, Block 35, Original Town of Parco (Now Sinclair), Carbon County, Wyoming.

Parcel 5

All of Lots 4, 5 and 6, Block 35, Original Town of Parco (Now Sinclair), Carbon County, Wyoming.

Parcel 6

The East 49.50 feet of Lot 6 and the East 49.50 feet of the South 4.50 feet of Lot 5, Block 33, Original Town of Parco, now Town of Sinclair, Carbon County, Wyoming.

The East 48.50 feet of the West 50.50 feet of Lot 6, and the South 4.50 feet of the East 48.50 feet of the West 50.50 feet of Lot 5, Block 33, Original Town of Parco (now Sinclair), Carbon County, Wyoming.

Parcel 7

Lots 1, 2, and 3 in Block 35 to the Original Town of Parco (now Sinclair), Carbon County, Wyoming.

Parcel 8

Lots 9, 10, 11, and 12, Block 60, Original Town of Parco (now Sinclair), Carbon County, Wyoming.

Parcel 9

Lot 2, Block 16, Original Town of Parco (now Sinclair), Carbon County, Wyoming.

Parcel 10

Lots 1 thru 12, Block 125, Second Subdivision, Town of Sinclair, Carbon County, Wyoming.

Exhibit F-12

Lots 1 thru 12, Block 126, Second Subdivision of the Town of Sinclair, Carbon County, Wyoming.

Lots 1 thru 12, Block 127, Second Subdivision of the Town of Sinclair, Carbon County, Wyoming.

Lots 1 thru 12, Block 128, Second Subdivision of the Town of Sinclair, Carbon County, Wyoming.

Lots 9 thru 12, and the North half of Lot 8, Block 130, Second Subdivision, Town of Sinclair, Carbon County, Wyoming.

Lots 1 thru 6, and 8 thru 12, and East 45 feet of Lot 7, Block 133, Second Subdivision, Town of Sinclair, Carbon County, Wyoming.

Lots 1 thru 5, and those portions of Lots 6, 8, 9, 10, 11, and 12, Block 134, Second Subdivision, Town of Sinclair, Carbon County, Wyoming. Excepting therefrom that portion of said Lots 6, 8, 9, 10 and 12 taken for highway right of way purposes.

Lots 1 thru 10, Block 135, Second Subdivision, Town of Sinclair, Carbon County, Wyoming.

Lots 1 thru 3, and 8 thru 10, North 35 feet of Lot 4, and that portion of Lot 7, Block 138, Second Subdivision, Town of Sinclair, Carbon County, Wyoming. Excepting therefrom that portion of Lot 7 taken for highway right of way purposes.

That portion of Lots 1, 2, and 3, Block 139, Second Subdivision, Carbon County, Wyoming, less the right-of-way for the Seminoe Road as described in Book 701 at Page 670 of the records of the Carbon County Clerk and Ex-officio Register of Deeds.

Lots 1 thru 12 and that portion of Lot 13, Block 140, Second Subdivision, Town of Sinclair, Carbon County, Wyoming. Excepting therefrom that portion of Lot 13 taken for Seminoe Road right of way purposes.

Lots 1 thru 14, Block 141, Second Subdivision, Town of Sinclair, Carbon County, Wyoming.

Parcel 11

Lot 2, Block 1, Original Town of Parco (now Sinclair), Carbon County, Wyoming.

Parcel 12

Lot 3, Block 15, Original Town of Parco (now Sinclair), Carbon County, Wyoming.

Parcel 13

Lots 1, 2, East 19 feet of Lot 19, Lots 20, 21, 22, 23 and 24, Block 36, Original Town of Parco (now Sinclair), Carbon County, Wyoming.

Parcel 14

Lot 1, Block 60, Original Town of Parco (now Sinclair), Carbon County, Wyoming.

Parcel 15

Lot 9, Block 137, Second Subdivision of the Original Town of Parco (now Sinclair), Carbon County, Wyoming.

Exhibit F-12

Parcel 16

Lots 1, 2, 3, 4, 8, 9, 10, 11 and 12 in Block 3, Original Town of Parco (now Sinclair), Carbon County, Wyoming.

Parcel 17

That portion of Section 21, Township 21 North, Range 86 West, 6th Principal Meridian, Carbon County, Wyoming, lying easterly of the Original Townsite of Parco (now Sinclair), Wyoming and Northerly of the Northerly line of the Union Pacific Railroad Right of Way, and more completely described as follows:

Beginning at the Northeast Corner of said Section 21; thence South 0 degrees 29 minutes 30 seconds East, 1915 feet, more or less, along the East line of said Section 21 to the Northerly right of way line of the Union Pacific Railroad; thence South 87 degrees 38 minutes 30 seconds West, 2814.86 feet along the Northerly Right of Way line of the Union Pacific Railroad; thence North 0 degrees 00 minutes 20 seconds East, 90.15 feet to the Northeast corner of the Town of Sinclair Water Tower Tract; thence North 89 degrees 51 minutes 40 seconds West, 150.00 feet, more or less, to a point on the line between Corner No. 6 and Corner No. 7 as shown on the Plat of the Original Townsite of Parco, Wyoming; thence North 0 degrees 08 minutes 20 seconds East, 220.00 feel along the East line of South First Street to Corner No. 6 as shown on the Plat of the Original Townsite of Parco, Wyoming; thence North 89 degrees 51 minutes 40 seconds West, 720.2 feet, along the North line of Lincoln Avenue to Corner No. 5 as shown on the Plat of the Original Townsite of Parco, Wyoming; thence North 0 degrees 00 minutes 20 seconds East, 426.0 feet to Corner No. 4 as shown on the Plat of the Original Townsite of Parco, Wyoming; thence North 89 degrees 50 minutes 10 seconds West, 549.4 feet to Corner No. 3 as shown on the Plat of the Original Townsite of Parco, Wyoming; thence North 47 degrees 54 minutes 30 seconds West, 733.8 feet to Corner No. 2 as shown on the Plat of the Original Townsite of Parco, Wyoming; thence North 0 degrees 00 minutes 30 seconds East, 172.23 feet to the Southwest Corner of the Pioneer Pump Station site; thence South 89 degrees 59 minutes 30 seconds East, 337.50 feet to the Southeast Corner of the Pioneer Pump Station site; thence North 0 degrees 00 minutes 30 seconds East, 165.00 feet to the Northeast Corner of the Pioneer Pump Station site; thence North 89 degrees 59 minutes 30 seconds West, 337.50 feet to the Northwest Corner of the Pioneer Pump Station Site; thence North 0 degrees 00 minutes 30 seconds East, 462.17 feet to Corner No. 1, as shown on the Plat of the Original Townsite of Parco,. Wyoming; thence South 90 degrees 00 minutes East, 2109.7 feet, more or less, along the North line of said Section 21 to the Quarter Corner between Sections 16 and 21; thence South 90 degrees 00 minutes East, 2649.6 feet, more or less, along the North line of said Section 21 to the point of beginning; said tract containing 190.33 acres, more or less, and excluding that land deeded to the Wyoming Highway Commission as Tract No. 2 and recorded and described in Miscellaneous Records Book No. 411, pages 563 and 564 in the Office of the County Clerk, Carbon County, Wyoming.

AND

That portion of Section 21, Township 21 North, Range 86 West, 6th Principal Meridian, Carbon County, Wyoming, lying between the Southerly Right of Way Line of the Union Pacific Railroad and the Northerly Right of Way Line of U.S. Highway 1-80 and more completely described as follows:

Beginning at the intersection of the West line of said Section 21 and the Southerly Right of Way Line of the Union Pacific Railroad; thence North 87 degrees 38 minutes 30 seconds East, 5304.9 feet, more

Exhibit F-12

or less, along the Southerly Right of Way line of the Union Pacific Railroad to the East line of said Section 21; thence South 0 degrees 29 minutes 30 seconds East, 325.5 feet, more or less, along the East line of said Section 21 to the Quarter Corner between Sections 21 and 22; thence South 0 degrees 23 minutes 30 seconds East, 1019.0 feet, more or less, along the East line of said Section 21 to the Northerly Right of Way Line of U.S. Highway 1-80; thence Northwesterly 5305.0 feet, more or less, along the Northerly Right of Way Line of U.S. Highway 1-80 to the West line of said Section 21; thence North 0 degrees 21 minutes 45 seconds West, 329.0 feet, more or less, along the West line of said Section 21 to the point of beginning.

Parcel 18

All of Section 20, Township 21 North, Range 86 West, 6th Principal Meridian, Carbon County, Wyoming; excepting that portion of Sec. 20 lying within the Original Townsite and the Second Subdivision of the Town of Parco (now Sinclair) and also excepting the Rights-of-Way for the Union Pacific Railroad, the Lincoln Highway (U.S. 30) and Interstate Highway 1-80.

AND

That portion of Section 21, Township 21 North, Range 86 West, 6th Principal Meridian, Carbon County, Wyoming lying south of the south Right of Way line of Interstate Highway I-80 and the north line of a tract of ground 194.81 feet wide lying along the entire south line of said Sec 21.

Parcel 19

That portion of Section 23, Township 21 North, Range 86 West, 6th Principal Meridian, Carbon County, Wyoming, lying northerly of the North line of the Union Pacific Railroad Right-of-Way.

Parcel 20

The South half of Section 13, Township 21 North, Range 86 West, 6th Principal Meridian, Carbon County, Wyoming.

AND

The Southeast quarter of the Northeast quarter (SE1/4 NE1/4) of Section 15, Township 21 North, Range 86 West, 6th Principal Meridian, Carbon County, Wyoming

Parcel 21

The Southwest quarter of the Southwest quarter (SW1/4 SW1/4) of Section 28, Township 22 North, Range 87 West of the 6th Principal Meridian, Carbon County, Wyoming.

Parcel 22

That portion of Section 5, Township 21 North, Range 85 West, 6th Principal Meridian, described as follows:

Beginning at the Southwest corner of the tract which bears N0°00’E, a distance of 2965.2 feet from the Southwest corner of said Section 5, said Southwest corner of the tract being monumented with a 5/8” rebar and a steel fence post; Thence S75°00’E, a distance of 290.0 feet, to the Southeast corner of said tract which is monumented with a 5/8” rebar and a steel fence post; Thence N0°00’E, a distance of

Exhibit F-12

200.0 feet to a point on the South bank of the North Platte River, said point being monumented with a 5/8” rebar and a steel fence post; Thence continuing N0°00’E, 100.0 feet to the centerline of the North Platte River; Thence N75°00’W, a distance of 290.0 feet along the centerline of said North Platte River to the west line of said Section 5 ; thence: S0°00’W, a distance of 80.0 feet along the west line of said Section 5 to a point on the South bank of the North Platte River said point being monumented by a 5/8” rebar and a steel fence post; Thence continuing S0°00’ W along the west line of said Section 5, a distance of 220.0 feet to the point of beginning.

Parcel 23

A tract of ground in the Southwest quarter for the Northwest quarter (SW1/4NW1/4) Section 5, Township 21 North, Range 85 West of the 6th Principal Meridian, situate in Carbon County, State of Wyoming, more completely described as follows:

Beginning at a point which bears N0°00’E, a distance of 2516.81 feet from the Southwest corner of said Section 5; thence S69°53’56“E, a distance of 125.33 feet, along the North edge of the Golf Course Road; thence continuing along the North edge of the Golf Course Road through a 18°00’ curve to the left having a central angle of 31°48’ and a radius of 319.63 feet, a distance of 176.66 feet to the end of the curve; thence continuing along the North edge of the Golf Course Road N78 °17’34“E, a distance of 602.10 feet; thence N13°33’30“W, a distance of 745.89 feet more or less to the centerline main channel North Platte River; thence S74°40’W, a distance of 443.84 feet more or less along the centerline of said river; thence S00°00’W, a distance of 300.0 feet more or less along the East line of existing tract; thence N70°00’W, a distance of 290.0 feet along the South line of existing tract; thence S0°00’W, a distance of 448.35 feet along the West line of said Section 5 to the point of beginning.

Parcel 24

The North half of Section 13, Township 21 North, Range 86 West, 6th Principal Meridian, Carbon County, Wyoming.

AND

All of Section 14, Township 21 North, Range 86 West, 6th Principal Meridian, Carbon County, Wyoming.

AND

The South half of Section 15, Township 21 North, Range 86 West, 6th Principal Meridian, Carbon County, Wyoming.

AND

That portion of Section 16, Township 21 North, Range 86 West, 6th Principal Meridian, Carbon County, Wyoming, lying Southeasterly of the Seminoe Dam County Road and the Golf Course County Road, more completely described as follows:

Beginning at the Southeast Corner of said Section 16; thence North 90 degrees 00 minutes West, 2649.6 feet, more or less, along the South line of said Section 16 to the Quarter corner between Sections 16 and 21; thence North 90 degrees 00 minutes West, 2109.7 feet, more or less, along the South line of

Exhibit F-12

said Section 16 to Corner No. 1 as shown on the Plat of the Original Townsite of Parco, Wyoming; thence North 00 degrees 00 minutes 30 seconds East, 60.00 feet to Corner No. 10 as shown on the Plat of the Original Townsite of Parco, Wyoming; thence North 90 degrees 00 minutes West, 314.0 feet, more or less, along the North line of the Original Townsite of Parco, Wyoming, to the intersection with the Southeasterly Right of Way line of the Seminoe Dam County Road; thence Northeasterly 3287 feet, more or less, along the Southeasterly Right of Way line of the Seminoe Dam County Road to the intersection with the Southeasterly Right of Way Line of the Golf Course County Road, thence Northeasterly 3060 feet, more or less, along the Southeasterly Right of Way Line of the Golf Course County Road to the East line of said Section 16; thence South 0 degrees 26 minutes East, 850 feet, more or less, along the East line of said Section 16 to the Quarter Corner between Sections 16 and 15; thence North 0 degrees 34 minutes East, 2640 feet, more or less, along the East line of the said Section 16 to the point of beginning, said parcel containing 230 acres, more or less, and excluding that land deeded to Pasco Pipeline Company by warranty deed dated March 29, 1976, and recorded and described in Miscellaneous Records Book No. 635, Page 730 in the Office of the County Clerk, Carbon County, Wyoming.

AND

That portion of Section 22, Township 21 North, Range 86 West, 6th Principal Meridian. Carbon County, Wyoming, lying Northerly of the Northerly Right of Way Line of the Union Pacific Railroad, and more completely described as follows:

Beginning at the Northeast corner of said Section 22; thence South 0 degrees 20 minutes East, 1722.5 feet along the East line of said Section 22, to the Northerly Right of Way line of the Union Pacific Railroad; thence South 87 degrees 38 minutes 30 seconds West, 5274.44 feet, more or less, along the Northerly Right of Way line of the Union Pacific Railroad to the West line of said Section 22; thence North 0 degrees 29 minutes 30 seconds West, 1915.0 feet, more or less, along the West line of said Section 22 to the Northwest comer of said Section 22; thence North 89 degrees 44 minutes East, 5276.5 feet, more or less, along the North line of said Section 22 to the point of beginning; said parcel containing 201.4 acres, more or less, and excluding that land deeded to the Wyoming Highway Commission as Tract No. 1 and recorded and described in Miscellaneous Records Book No. 411, pages 563 and 564 in the Office of the County Clerk, Carbon County, Wyoming

AND

That portion of the North Half of Section 22, Township 21 North, Range 86 West, 6th Principal Meridian, Carbon County, Wyoming, lying South of the Southerly Right of Way Line of the Union Pacific Railroad and that portion of the West Half of the Southwest Quarter of Section 22 lying North of the North Right of Way line of U.S. Highway 1-80 and more completely described as follows:

Beginning at Quarter corner between said Sections 22 and 23; thence South 89 degrees 47 minutes 30 seconds West, 3952.7 feet, more or less, along the South line of the North half of said Section 22 to the Northeast corner of the West Half of the Southwest quarter of said Section 22; thence South 0 degrees 23 minutes 05 seconds West, 1280.0 feet, more or less, along the East line of the West Half of the Southwest quarter of said Section 21 to the Northerly Right of Way Line of U.S. Highway I-80; thence Northwesterly, 1342.0 feet. more or less, along the North Right of Way Line of U.S. Highway 1-80 to the West line of said Section 22; thence North 0 degrees 23 minutes 30 seconds West, 1019.0 feet, more or less, along the West line of said Section 22 to the Quarter corner between said Sections 21 and 22; thence North 0 degrees 29 minutes 30 seconds West, 325.5 feet, more or less, along the West line of said Section 22 to the Southerly right of Way Line of the Union Pacific Railroad; thence North 87 degrees 38 minutes 30 seconds

Exhibit F-12

East, 5274.9 feet, more or less, along the Southerly Right of Way Line of the Union Pacific Railroad to the East line of said Section 22; thence South 0 degrees 20 minutes East, 519.1 feet, more or less, along the East line of said Section 22 to the point of beginning; said parcel containing 74.5 acres, more or less; excluding that land deeded to the Wyoming Highway Commission as Tract No. I and recorded and described in Miscellaneous Records Book No. 411 at pages 563 and 564 in the Office of the County Clerk, Carbon County, Wyoming (A-1580, Refinery, Sinclair)

Parcel 25

Recreation Park: 130 A: Section 5 Township 21 North, Range 85 West, 6th Principal Meridian, Carbon County, Wyoming; Point of beginning on West line Section 5 1033.8 feet North of the Southwest corner of said Section; thence S86°34’E 3404.1; thence N42°49’E 783.7 feet; thence N39°16’E 750 feet to the center of the North Platte River; thence in a Westerly direction following the center line of the North Platte River to the West line of Section 5; thence South 180° 2275 feet to point of beginning.

Parcel 26

A tract of land in the Northeast quarter (NE1/4) of Section 6, Township 21 North, Range 85 West, 6th Principal Meridian, Carbon County, Wyoming, more completely described as follows:

Beginning at a point which bears N53°56’37“E, 4776.99 feet from the Southwest corner of said Section 6; Thence N68°22’E, 150.0 feet to the West line of the Town of Sinclair pump station tract; Thence N0°18’E, 289.00 feet, along the said West line of the pump station tract to a point; Thence S68°22’W, 150.00 feet to a point; Thence S0°18’W, 289.00 feet to the point of beginning.

Parcel 27

Lot 2 and the Southeast quarter of the Northwest quarter (SE1/4NW1/4) of Section 18, Township 21 North, Range 85 West, 6th Principal Meridian Carbon County, Wyoming.

Parcel 28

A portion of Section 16, Township 21 North, Range 86 West, 6th Principal Meridian, Carbon County, Wyoming, lying northwesterly of the Seminoe Dam County Road and the Golf Course County Road, more or completely described as follows:

Beginning at the intersection of the North line of Washington St. as shown on the plat of the Original townsite of Parco, Wyoming and the West line of said Sec. 16; Thence N0°01’30” W, 2582.2 feet along the West line of said Section 16 to the quarter corner between Sections 16 and 17; Thence N0°17’30“W, 2641.4 feet along the west line of said Section 16 to the Northwest corner of said Section 16; Thence S89°58’E, 2634.3 feet along the north line of said Section 16 to the 1/4 Corner between Sections 9 and 16; Thence S90°00’E, 2633.3 feet along the north line of said Section 16 to the Northeast corner of said Section 16; Thence S0°26’E, 1791.3 feet, more or less, to the southeasterly Right-of-Way Line of the Golf Course County Road; Thence southwesterly 3060 feet, more or less, along the southeasterly Right-of-Way Line of the Golf Course County Road to the intersection with the southeasterly Right-of-Way Line of the Seminoe Dam County Road; Thence southwesterly 3287 feet, more or less, along the southeasterly Right-of- Way Line of the Seminoe Dam County Road to the north line of Washington St. as shown on the plat of the Original Townsite of Parco, Wyoming; Thence N90°00’W, 226 feet, more or less, along the north line of said Washington St. to the point of beginning; and excepting the

Exhibit F-12

Northwest quarter of the Northeast quarter (NW1/4NE1/4) of the Southwest quarter (SW1/4) of said Section 16 (10 acres- USBR Substation); and excepting the following parcel: Commencing at a point located South 81° 04’22” East, 2001.38 feet from the West quarter corner of Section 16, Township 21 North, Range 86 West, 6th P.M.; thence North 0°18.5“00” West, 325.00 feel to a point; thence North 89°41.5’ 00” East, 400.00 feet to a point; thence South 0° 18.5’ 00” East, 325.00 feet to a point; thence South 89° 41.5’ 00” West, 400.00 feet to the point of beginning (2.98 acres more or less to Pacific Power and Light Company).

AND

South Half (S1/2) of Section 17, Township 21 North, Range 86 West, 6th Principal Meridian, Carbon County, Wyoming; excepting 1.737 acres lying within the Town of Parco, Wyoming (now Sinclair).

AND

That portion of the West Half of the Southwest Quarter (W1/2SW1/4) of Section 22, Township 21 North, Range 86 West, 6th Principal Meridian, Carbon County, Wyoming, lying south of the south Right-of-Way line of Interstate Highway I-80.

AND

All of Section 28, Township 21 North, Range 86 West, 6th Principal Meridian, Carbon County, Wyoming.

Parcel 29

The Southeast quarter of the Northeast quarter (SE1/4NE1/4) Section 6, Township 21 North, Range 85 West, 6° Principal Meridian, Carbon County, Wyoming.

Parcel 30

Lot 1, Sinclair Trucking Facility Minor Subdivision, Carbon County, Wyoming.

Parcel 31

Beginning at a point South 89°58’41” West 1314.547 feet along the North Line of Section 15 and South 00°19’20” East 1320.942 feet to a brass cap marking the Northeast Sixteenth Corner of Section 15, and South 00°20’30” East 418.932 feet from the Northeast corner of said Section 15, Township 21 North, Range 86 West, 6th Principal Meridian, Carbon County, Wyoming and running thence South 00°20’30” East 902.092 feet along the West Line of the Southeast Quarter of the Northeast Quarter (SE1/4NE1/4) of said Section 15 to a brass cap monument marking the Center East Sixteenth corner of said Section 15; thence South 89°57’53” West 3950.859 feet along the centerline of said Section 15 to an aluminum cap and rebar marking the West quarter corner of said Section 15; thence North 00°14’16” West 861.374 feet along the West Line of said Section 15 to a point on a non-tangent compound curve to the right from which the radius point bears South 07°45’49” East 1001.618 feet; thence Northeasterly 126.808 feet along said curve, also being the Southerly right-of-way line of the Golf Course Road (Carbon County Road No. 324) (Delta= 07015’14” and chord bears North 85°51’49” East 126.723 feet); thence North 89’29’25” East 3822.815 feet along said Southerly right-of-way line of the Golf Course Road (Carbon County Road No. 324) a proposed eighty-foot wide road to the point of beginning.

Parcel 32

Lots 1 through 16, Block 58, Original Town of Parco (Now Sinclair), Carbon County, Wyoming.

Exhibit F-12